                                                                     EXHIBIT 4.1



                       Certificates for Home Equity Loans
                                  Series 2000-D



                         POOLING AND SERVICING AGREEMENT

                                      among

                      CONSECO FINANCE SECURITIZATIONS CORP.
                                    as Seller

                                       and

                              CONSECO FINANCE CORP.
                           as Originator and Servicer

                                       and

                      U.S. BANK TRUST NATIONAL ASSOCIATION
              not in its individual capacity but solely as Trustee
                                       of

                  CONSECO FINANCE HOME EQUITY LOAN TRUST 2000-D

                            Dated as of June 1, 2000

                                                 TABLE OF CONTENTS


ARTICLE I - DEFINITIONS......................................................1-1
         SECTION 1.01.  General..............................................1-1
         SECTION 1.02.  Specific Terms.......................................1-1
         SECTION 1.03.  Calculations........................................1-27

ARTICLE II - ESTABLISHMENT OF TRUST; TRANSFER OF LOANS.......................2-1
         SECTION 2.01.  Closing..............................................2-1
         SECTION 2.02.  Conditions to the Closing............................2-1
         SECTION 2.03.  Conveyance of the Subsequent Loans...................2-3
         SECTION 2.04.  Acceptance by Trustee................................2-5
         SECTION 2.05.  REMIC Provisions.....................................2-6
         SECTION 2.06.  Seller Option to Substitute for Prepaid Loans........2-7

ARTICLE III - REPRESENTATIONS AND WARRANTIES.................................3-1
         SECTION 3.01.  Representations and Warranties Regarding
                           the Seller........................................3-1
         SECTION 3.02.  Representations and Warranties Regarding
                           Each Loan.........................................3-3
         SECTION 3.03.  Additional Representations and Warranties............3-9
         SECTION 3.04.  Representations and Warranties Regarding the
                           Loans in the Aggregate............................3-9
         SECTION 3.05.  Representations and Warranties Regarding
                           the Loan Files...................................3-11
         SECTION 3.06.  Repurchases of Loans for Breach of
                          Representations and Warranties....................3-12
         SECTION 3.07.  No Repurchase Under Certain Circumstances...........3-14

ARTICLE IV - PERFECTION OF TRANSFER AND PROTECTION OF
                   SECURITY INTERESTS........................................4-1
         SECTION 4.01.  Transfer of Loans....................................4-1
         SECTION 4.02.  Costs and Expenses...................................4-1

ARTICLE V - SERVICING OF LOANS...............................................5-1
         SECTION 5.01.  Responsibility for Loan Administration...............5-1
         SECTION 5.02.  Standard of Care.....................................5-1
         SECTION 5.03.  Records..............................................5-1
         SECTION 5.04.  Inspection...........................................5-1
         SECTION 5.05.  Certificate Account..................................5-2
         SECTION 5.06.  Enforcement..........................................5-4
         SECTION 5.07.  Trustee to Cooperate.................................5-5
         SECTION 5.08.  Costs and Expenses...................................5-6
         SECTION 5.09.  Maintenance of Insurance.............................5-7
         SECTION 5.10.  Merger or Consolidation of Servicer..................5-7

ARTICLE VI - REPORTS AND TAX MATTERS.........................................6-1
         SECTION 6.01.  Monthly Reports......................................6-1
         SECTION 6.02.  Officer's Certificate................................6-1
         SECTION 6.03.  Other Data...........................................6-1
         SECTION 6.04.  Annual Report of Accountants.........................6-1
         SECTION 6.05.  Statements to Certificateholders and the
                          Class C Certificateholder..........................6-1
         SECTION 6.06.  Payment of Taxes.....................................6-5

ARTICLE VII - SERVICE TRANSFER...............................................7-1
         SECTION 7.01.  Servicer Termination Event...........................7-1
         SECTION 7.02.  Backup Servicer......................................7-4
         SECTION 7.03.  Third Party Fees.....................................7-5
         SECTION 7.04.  Notification to Certificateholders and
                          Class C Certificateholder..........................7-5
         SECTION 7.05.  Effect of Transfer...................................7-5
         SECTION 7.06.  Transfer of Certificate Account......................7-5
         SECTION 7.07.  Limits on Liability..................................7-6
         SECTION 7.08.  Waiver of Past Defaults..............................7-6

RTICLE VIII - PAYMENTS.......................................................8-1
         SECTION 8.01.  Monthly Payments.....................................8-1
         SECTION 8.02.  Advances.............................................8-2
         SECTION 8.03.  [RESERVED]...........................................8-2
         SECTION 8.04.  Permitted Withdrawals from the Certificate
                          Account; Payments..................................8-2
         SECTION 8.05.  Reassignment of Repurchased and Replaced Loans.......8-6
         SECTION 8.06.  Class C Certificateholder's Purchase Option
                          or Auction Sale; Additional Principal
                          Distribution Amount................................8-6
         SECTION 8.07.  Capitalized Interest Account.........................8-9
         SECTION 8.08.  Pre-Funding Account.................................8-10
         SECTION 8.09.  Undelivered Loan Account............................8-11
         SECTION 8.10.  Claims Upon Policy..................................8-11
         SECTION 8.11.  Effect of Payments by the Certificate
                          Insurer; Subrogation..............................8-13
         SECTION 8.12.  Notices to the Certificate Insurer..................8-14
         SECTION 8.13.  Rights of the Certificate Insurer To Exercise
                          Rights of Certificateholders......................8-14

ARTICLE IX - THE CERTIFICATES AND THE CLASS C CERTIFICATE....................9-1
         SECTION 9.01.  The Certificates and the Class C Certificate.........9-1
         SECTION 9.02.  Registration of Transfer and Exchange of
                          Certificates and the Class C Certificate...........9-1
         SECTION 9.03.  No Charge; Disposition of Void Certificates
                          or Class C Certificate.............................9-5
         SECTION 9.04.  Mutilated, Destroyed, Lost or Stolen
                          Certificates or Class C Certificate................9-5
         SECTION 9.05.  Persons Deemed Owners................................9-6

         SECTION 9.06.  Access to List of Certificateholders' and
                          Class C Certificateholder's Names and Addresses....9-6
         SECTION 9.07.  Authenticating Agents................................9-6

ARTICLE X - INDEMNITIES.....................................................10-1
 .        SECTION 10.01. Real Estate.........................................10-1
         SECTION 10.02. Liabilities to Obligors.............................10-1
         SECTION 10.03. Tax Indemnification.................................10-1
         SECTION 10.04. Servicer's Indemnities..............................10-1
         SECTION 10.05. Operation of Indemnities............................10-2
         SECTION 10.06. REMIC Tax Matters...................................10-2

ARTICLE XI - THE TRUSTEE....................................................11-1
         SECTION 11.01. Duties of Trustee...................................11-1
         SECTION 11.02. Certain Matters Affecting the Trustee...............11-2
         SECTION 11.03. Trustee Not Liable for Certificates,
                         Class C Certificate or Loans.......................11-3
         SECTION 11.04. Trustee May Own Certificates........................11-3
         SECTION 11.05. Rights of Certificateholders to Direct Trustee
                          and to Waive Events of Termination................11-3
         SECTION 11.06. The Servicer to Pay Trustee's Fees and Expenses.....11-4
         SECTION 11.07. Eligibility Requirements for Trustee................11-4
         SECTION 11.08. Resignation or Removal of Trustee...................11-5
         SECTION 11.09. Successor Trustee...................................11-5
         SECTION 11.10. Merger or Consolidation of Trustee..................11-6
         SECTION 11.11. Tax Returns.........................................11-6
         SECTION 11.12. Obligor Claims......................................11-6
         SECTION 11.13. Appointment of Co-Trustee or Separate Trustee.......11-7
         SECTION 11.14. Trustee and U.S. Bancorp............................11-8
         SECTION 11.15. Trustee Advances....................................11-8

ARTICLE XII - MISCELLANEOUS.................................................12-1
         SECTION 12.01.[RESERVED............................................12-1
         SECTION 12.02. Conseco Finance Corp. and Seller Not to Engage
                          in Certain Transactions with Respect
                          to the Trust......................................12-1
         SECTION 12.03. Maintenance of Office or Agency.....................12-1
         SECTION 12.04. Termination.........................................12-1
         SECTION 12.05. Acts of Certificateholders and Class C
                          Certificateholder.................................12-3
         SECTION 12.06. Assignment or Delegation by Company.................12-4
         SECTION 12.07. Amendment...........................................12-4
         SECTION 12.08. Notices.............................................12-6
         SECTION 12.09. Merger and Integration..............................12-8
         SECTION 12.10. Headings............................................12-8
         SECTION 12.11. Governing Law.......................................12-8

         SECTION 12.12. Grant of Owner Rights to Certificate Insurer........12-8
         SECTION 12.13. Third Party Beneficiary.............................12-8

FORM OF OPINION OF COUNSEL...................................................F-1

Exhibit A    --  Form of Class A-[1][2][3][4][5] Certificate
Exhibit B    --  RESERVED
Exhibit C    --  Form of Class B-[1][2] Certificate
Exhibit D    --  Form of Assignment
Exhibit E-1  --  Form of Certificate of Officer (Conseco Finance Corp.)
Exhibit E-2  --  Form of Certificate of Officer (Conseco Finance
                 Securitizations Corp.)
Exhibit F    --  Form of Opinion of Counsel for the Originator
Exhibit G    --  Form of Trustee's Acknowledgment
Exhibit H    --  Form of Certificate of Servicing Officer
Exhibit I    --  Form of Class C Certificate
Exhibit J-1  --  Form of Certificate Regarding Repurchased Loans
Exhibit J-2  --  Form of Certificate Regarding Repurchased Loans
Exhibit J-3  --  Form of Certificate Regarding Substitution for Prepaid Loans
Exhibit K    --  Form of Representation Letter
Exhibit L    --  List of Initial and Additional Loans
Exhibit M    --  Form of Monthly Report
Exhibit N    --  Form of Addition Notice
Exhibit O    --  Form of Subsequent Transfer Instrument
Exhibit P    --  Form of Officer's Certificate (Subsequent Transfer)

     AGREEMENT, dated as of June 1, 2000, among Conseco Finance Securitizations Corp., a corporation organized and existing under the laws of the State of Minnesota, as Seller (the "Seller"), Conseco Finance Corp., a corporation organized and existing under the laws of the State of Delaware, as originator of the home equity loans described herein (the "Originator") and as Servicer (the "Servicer") and U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, not in its individual capacity but solely as Trustee (the "Trustee") of Conseco Finance Home Equity Loan Trust 2000-D (the "Trust").

     WHEREAS, in the regular course of its business, Conseco Finance Corp. purchases, originates and services home equity loans, which loans provide for installment payments by or on behalf of the borrowers and grant mortgages, deeds of trust or security deeds on certain real estate securing such loans;

     WHEREAS, the Seller, in the ordinary course of its business, acquires pools of home equity loans and other receivables from Conseco Finance Corp. and arranges the securitization of those receivables;

     WHEREAS, the Seller intends to sell the Certificates (as defined herein), to be issued hereunder in seven classes (each, a "Class"), which, together with the Class C Certificate (as defined herein), in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund (as defined herein), consisting primarily of the Loans (as defined herein);

     WHEREAS, Financial Security Assurance Inc. (the "Certificate Insurer") is intended to be a third party beneficiary of this Agreement and is hereby recognized by the parties hereto to be a third-party beneficiary of this Agreement; and

     WHEREAS, the Seller, the Originator, the Servicer and the Trustee wish to set forth the terms and conditions on which the Trustee, on behalf of the Certificateholders (as defined herein) and Class C Certificateholder (as defined herein) will acquire the Loans and the Servicer will service the Loans;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as provided herein:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

     SECTION 1.01. General. For the purpose of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Article include the plural as well as the singular, the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular article, section or other subdivision, and Section references refer to Sections of this Agreement.

     SECTION 1.02. Specific Terms.

     "Addition Notice" means, with respect to the transfer of Subsequent Loans to the Trust pursuant to Section 2.03 of this Agreement, a notice, substantially in the form of Exhibit N, which shall be given not later than five Business Days prior to the related Subsequent Transfer Date, of the Seller's designation of Subsequent Loans, as applicable, to be sold to the Trust and the aggregate Cut-off Date Principal Balances of such Subsequent Loans.

     "Additional Loan" means a Loan identified as such on the List of Loans attached hereto as Exhibit L.

     "Additional Principal Distribution Amount" means, for any Payment Date, and any Class of Certificates, any amount paid in respect of principal on the Certificates under clauses (11), (13) and (15) of Section 8.04(b).

     "Additional Principal Entitlement Date" means the Payment Date occurring in the month following the Determination Date specified in Section 8.06(d) if the Class C Certificateholder has not delivered to the Trustee the notice described in Section 8.06(b) of its purchase.

     "Advance" means, with respect to any Payment Date, the amounts, if any, deposited by the Servicer or the Trustee, as applicable, in the Certificate Account for such Payment Date pursuant to Section 8.02.

     "Advance Payment" means any payment by an Obligor in advance of the Due Period in which it would be due under such Loan and which payment is not a Principal Prepayment.

     "Affiliate" of any specified Person means any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

     "Aggregate Certificate Principal Balance" means the sum of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class B-1, and Class B-2 Principal Balances.


                                       1-1

     "Aggregate Liquidation Loss Principal Amount" means, for any Payment Date, the excess, if any, of (a) the Aggregate Certificate Principal Balance minus all distributions of principal on the Certificates on such Payment Date over (b) the sum of the Pool Scheduled Principal Balance plus the Pre-Funded Amount.

     "Agreement" means this Pooling and Servicing Agreement, as it may be amended from time to time.

     "Amount Available" means, for any Payment Date, an amount equal to:

          (a) the sum of

               (i) the amount on deposit in the Certificate Account as of the close of business on the last day of the related Due Period,

               (ii) any Advances deposited in the Certificate Account with respect to such Payment Date,

               (iii) any Insured Payment deposited in the Certificate Account for such Payment Date, and

               (iv) any amount withdrawn from the Capitalized Interest Account pursuant to Section 8.07 or the Pre-Funding Account pursuant to
          Section 8.08 and deposited in the Certificate Account, minus

          (b) the sum of

               (i) the Amount Held for Future Distribution,

               (ii) amounts permitted to be withdrawn by the Trustee from the Certificate Account pursuant to clauses (ii) through (v) of Section 8.04(a), and

               (iii) any amounts on deposit in the Certificate Account as of the close of business on the last day of the related Due Period representing collections in respect of Principal Prepayments in Full (other than any amounts referred to in Section 2.06(vi)) on Loans for which a substitution has been made in accordance with Section 2.06.

     "Amount Held for Future Distribution" means, for any Payment Date, the total of the amounts held in the Certificate Account in respect of the Loans on the last day of the preceding Due Period on account of Advance Payments in respect of such Due Period.

     "Ancillary Income" means all amounts representing fees, late payment charges, charges for checks returned for insufficient funds, if any, or extension or other administrative charges, but excluding Prepayment Charges.


                                       1-2

     "Applicants" has the meaning assigned in Section 9.06.

     "Authenticating Agent" means any authenticating agent appointed pursuant to
Section 9.07.

     "Average Ninety-Day Delinquency Ratio Test" means, to be considered "satisfied" for any Payment Date, that the arithmetic average of the Ninety-Day Delinquency Ratio for such Payment Date and the two immediately preceding Payment Dates is less than or equal to 48.5% of the Senior Enhancement Percentage.

     "Backup Servicer" means Fairbanks Capital Corp. or any successor Backup Servicer appointed by the Certificate Insurer, unless the Certificate Insurer does not require a Backup Servicer to be appointed.

     "Backup Servicer Agreement" means the letter agreement dated June 28, 2000 among Fairbanks Capital Corp., the Originator, and the Certificate Insurer, and any agreement hereafter entered into among the Originator, the Certificate Insurer and a successor Backup Servicer.

     "Backup Servicer Fees" means the sum of (a) no more than three basis points per annum of the unpaid principal balance of the Loans, beginning with the September 2000 Payment Date, (b) in the event Fairbanks Capital Corp. becomes the Servicer in accordance with the terms of the initial Backup Servicing Agreement, (i) an amount equal to no more than $15.00 per Loan then included in the Trust Fund, including Loans in foreclosure and REO, and (ii) upon termination of the Backup Servicer as Servicer for any reason other than a Servicer Termination Event as defined in Section 7.01(a)(i) through (v) or a failure of the Servicer to satisfy the tests set forth in Schedule C to the Backup Servicer Agreement, an amount equal to no more than $20.00 per Loan then included in the Trust Fund, including Loans in foreclosure and REO, and (c) in the event that a Person other than Fairbanks Capital Corp. becomes Bankup Servicer, such amounts as may be set forth in the related Backup Servicer Agreement.

     "Balloon Loan" means a Loan that provides for the payment of the unamortized principal balance of such Loan in a single payment at the maturity of such Loan that is greater than the preceding monthly payments.

     "Book-Entry Certificate" means any Certificate registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

     "Business Day" means any day other than (a) a Saturday or a Sunday, or (b) another day on which banking institutions in the city of New York or where the Corporate Trust Office is located are authorized or obligated by law, executive order, or governmental decree to be closed.

     "Capitalized Interest Account" means a separate trust account created and maintained pursuant to Section 8.07 in the name of the Trust in an Eligible Institution.


                                       1-3

     "Certificate" means a Certificate for Home Equity Loans, Series 2000-D, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class B-1, or Class B-2, executed and delivered by the Trustee substantially in the form of Exhibit A or C, as applicable, but does not include the Class C Certificate.

     "Certificate Account" means a separate trust account created and maintained pursuant to Section 5.05 in the name of the Trust in an Eligible Institution.

     "Certificate Insurance Policy" means the financial guaranty insurance policy (number 50947-N) dated June 28, 2000 issued by the Certificate Insurer to the Trustee for the benefit of the Holders of the Class A Certificates pursuant to which the Certificate Insurer guarantees the Scheduled Payments.

     "Certificate Insurer" means Financial Security Assurance Inc., or any successor thereto, as issuer of the Certificate Insurance Policy.

     "Certificate Insurer Default" means the existence and continuance of any of the following:

          (i) the Certificate Insurer fails to make a payment required under the Certificate Insurance Policy in accordance with its terms; or

          (ii) the Certificate Insurer shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization, (ii) made a general assignment for the benefit of its creditors or (iii) had an order for relief entered against it under the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization that is final and nonappealable.

     "Certificate Majority" means, as to each Class of Certificates, Holders of Certificates representing a majority of the Class Principal Balance of such Class, provided that with respect to the Class A Certificates, Certificate Majority means the Certificate Insurer if there is at the time of determination no continuing Certificate Insurer Default.

     "Certificate Owner" means the person who is the beneficial owner of a Book-Entry Certificate or, if Definitive Certificates have been issued, Certificateholders.

     "Certificate Register" means the register maintained pursuant to Section 9.02.

     "Certificate Registrar" or "Registrar" means the registrar appointed pursuant to Section 9.02.

     "Certificateholder" or "Holder" means the person in whose name a Certificate or Class C Certificate is registered on the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate or Class C


                                       1-4

Certificate registered in the name of the Originator or the Seller or any of their Affiliates shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite Percentage Interest necessary to effect any such consent, request, waiver or demand has been obtained; provided, however, that, solely for the purpose of determining whether the Trustee is entitled to rely upon any such consent, waiver, request or demand, only Certificates or a Class C Certificate which the Trustee knows to be so owned shall be so disregarded.

     "Civil Relief Interest Shortfall" means, with respect to any Due Period, for any Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Due Period as a result of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, the amount, if any, by which interest collectible on such Loan during the most recently ended Due Period is less than one month's interest on the outstanding principal balance of such Loan at a rate equal to the related Loan Interest Rate.

     "Class A," "Class B," or "Class C" means pertaining to Class A Certificates, Class B Certificates, and/or the Class C Certificate, as the case may be.

     "Class A Certificate" means the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, collectively, each of which shall be executed and delivered by the Trustee, authenticated by the Certificate Registrar, substantially in the form set forth in Exhibit A and evidencing an interest designated as a "regular interest" in the assets of the Trust comprising a REMIC for purposes of the REMIC Provisions.

     "Class A Distribution Amount" means, for any Payment Date, the lesser of
(a) the Class A Formula Distribution Amount and (b) that portion of the Amount Available eligible for distribution in respect of such amount in accordance with the priorities set forth in Section 8.04(b).

     "Class A Formula Distribution Amount" means, for any Payment Date, an amount equal to the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding July 17,
2000) at (i) the Class A-1 Pass-Through Rate on the Class A-1 Principal Balance,
(ii) the Class A-2 Pass-Through Rate on the Class A-2 Principal Balance, (iii) the Class A-3 Pass-Through Rate on the Class A-3 Principal Balance, (iv) the Class A-4 Pass-Through Rate on the Class A-4 Principal Balance, and (v) the Class A-5 Pass-Through Rate on the Class A-5 Principal Balance, in each case to be calculated immediately prior to such Payment Date, (b) the aggregate of the Unpaid Class A Interest Shortfalls, if any, with respect to each Class of Class A Certificates and (c)(i) if there is no Class A Principal Deficiency Amount for such Payment Date, the Class A Formula Principal Distribution Amount, or (ii) if there is a Class A Principal Deficiency Amount for such Payment Date, the amount determined in accordance with Section 8.04(b)(6)(i).

     "Class A Formula Interest Distribution Amount" means, as to each Class of Class A Certificates and any Payment Date, the sum of (1) the amount specified in clause (a)(i), (ii), (iii), (iv) and (v) as appropriate of the definition of the term "Class A Formula Distribution Amount" and (2) the Unpaid Class A Interest Shortfall, if any, with respect to such Class.


                                       1-5

     "Class A Formula Principal Distribution Amount" means, for any Payment
Date:

          (i) if the Payment Date is (A) before the Stepdown Date or (B) on or after the Stepdown Date and a Trigger Event exists, the Formula Principal Distribution Amount (but in no event more than the Class A Principal Balance); or

          (ii) if the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the Class A Principal Balance) of (A) the Class A Principal Balance over (B) the lesser of (x) 83% of the Pool Scheduled Principal Balance or (y) the Pool Scheduled Principal Balance minus $20,000,000.

     "Class A Interest Shortfall" means, as to each Class of Class A Certificates and any Payment Date, the amount, if any, by which the Class A Formula Interest Distribution Amount for such Class exceeds the amount distributed to Holders of such Class on such Payment Date pursuant to Section 8.04(b)(3).

     "Class A Principal Balance" means, for any Payment Date, the Original Class A Principal Balance less all amounts previously distributed to Holders of Class A Certificates in respect of principal.

     "Class A Principal Deficiency Amount" means, for any Payment Date, the excess, if any, of (a) the Class A Principal Balance for such Payment Date over
(b) the sum of the Pool Scheduled Principal Balance plus the Pre-Funded Amount for the immediately preceding Payment Date.

     "Class A-1 Distribution Amount" means, for any Payment Date, that portion of the Class A Distribution Amount to be distributed to the Class A-1 Certificateholders pursuant to Section 8.04(b) on such Payment Date.

     "Class A-1 Principal Balance" means, for any Payment Date, the Original Class A-1 Principal Balance less all amounts previously distributed to Holders of Class A-1 Certificates in respect of principal.

     "Class A-2 Distribution Amount" means, for any Payment Date, that portion of the Class A Distribution Amount to be distributed to the Class A-2 Certificateholders pursuant to Section 8.04(b) on such Payment Date.

     "Class A-2 Principal Balance" means, for any Payment Date, the Original Class A-2 Principal Balance less all amounts previously distributed to Holders of Class A-2 Certificates in respect of principal.

     "Class A-3 Distribution Amount" means, for any Payment Date, that portion of the Class A Distribution Amount to be distributed to the Class A-3 Certificateholders pursuant to Section 8.04(b) on such Payment Date.


                                       1-6

     "Class A-3 Principal Balance" means, for any Payment Date, the Original Class A-3 Principal Balance less all amounts previously distributed to Holders of Class A-3 Certificates in respect of principal.

     "Class A-4 Distribution Amount" means, for any Payment Date, that portion of the Class A Distribution Amount to be distributed to the Class A-4 Certificateholders pursuant to Section 8.04(b) on such Payment Date.

     "Class A-4 Principal Balance" means, for any Payment Date, the Original Class A-4 Principal Balance less all amounts previously distributed to Holders of Class A-4 Certificates in respect of principal.

     "Class A-5 Distribution Amount" means, for any Payment Date, that portion of the Class A Distribution Amount to be distributed to the Class A-5 Certificateholders pursuant to Section 8.04(b) on such Payment Date.

     "Class A-5 Principal Balance" means, for any Payment Date, the Original Class A-5 Principal Balance less all amounts previously distributed to Holders of Class A-5 Certificates in respect of principal.

     "Class B Certificates" means the Class B-1 and Class B-2 Certificates, collectively.

     "Class B Principal Balance" means, for any Payment Date, the sum of the Class B-1 Principal Balance and the Class B-2 Principal Balance.

     "Class B-1 Adjusted Principal Balance" means, for any Payment Date, the Class B-1 Principal Balance minus the Class B-1 Liquidation Loss Principal Amount (if any) for the immediately preceding Payment Date.

     "Class B-1 Certificate" means any one of the Class B-1 Certificates executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit C and evidencing an interest designated as a "regular interest" in the assets of the Trust comprising a REMIC for purposes of the REMIC Provisions.

     "Class B-1 Distribution Amount" means, for any Payment Date, the lesser of
(a) the Class B-1 Formula Distribution Amount and (b) that portion of the Amount Available eligible for distribution in respect of such amount in accordance with the priorities set forth in Section 8.04(b).

     "Class B-1 Formula Distribution Amount" means, for any Payment Date, an amount equal to the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding July 17,
2000) at the Class B-1 Pass-Through Rate on the Class B-1 Adjusted Principal Balance, (b) the Unpaid Class B-1 Interest Shortfall, if any, (c) the Class B-1 Formula Principal Distribution Amount and (d) the Class B-1 Formula Liquidation Loss Interest Distribution Amount, if any.


                                       1-7

     "Class B-1 Formula Interest Distribution Amount" means the sum of the amounts specified in clauses (a) and (b) of the definition of the term "Class B-1 Formula Distribution Amount."

     "Class B-1 Formula Liquidation Loss Interest Distribution Amount" means, for any Payment Date, the sum of (a) the Class B-1 Liquidation Loss Interest Amount, if any, and (b) the Unpaid Class B-1 Liquidation Loss Interest Shortfall, if any, for the immediately preceding Payment Date.

     "Class B-1 Formula Principal Distribution Amount" means, for any Payment
Date:

          (i) if the Payment Date is (A) before the Stepdown Date or (B) on or after the Stepdown Date and a Trigger Event exists, the Formula Principal Distribution Amount less the Class A Formula Principal Distribution Amount (but in no event more than the Class B-1 Principal Balance); or

          (ii) if the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the Class B-1 Principal Balance) of

               (A) (1) the sum of the Class A Principal Balance and the Class B-1 Adjusted Principal Balance, minus (2) the amount actually distributed on such Payment Date in respect of principal on the Class A Certificates, over

               (B) the lesser of (x) 84.20% of the Pool Scheduled Principal Balance or (y) the Pool Scheduled Principal Balance minus $20,000,000.

     "Class B-1 Interest Shortfall" means, for any Payment Date, the amount, if any, by which (a) the Class B-1 Formula Interest Distribution Amount exceeds (b) the amount distributed to Class B-1 Certificateholders on such Payment Date pursuant to Section 8.04(b)(4).

     "Class B-1 Liquidation Loss Interest Amount" means, for any Payment Date, an amount equal to one month's interest at the Class B-1 Pass-Through Rate on the Class B-1 Liquidation Loss Principal Amount (if any) for the immediately preceding Payment Date.

     "Class B-1 Liquidation Loss Interest Shortfall" means, for any Payment Date, the amount, if any, by which (a) the Class B-1 Formula Liquidation Loss Interest Distribution Amount exceeds (b) any amount distributed to Holders of such Class on such Payment Date pursuant to Section 8.04(b)(8)(ii).

     "Class B-1 Liquidation Loss Principal Amount" means, for any Payment Date, the lesser of (a) the Class B-1 Principal Balance (after giving effect to all distributions of principal on the Class B-1 Certificates on such Payment Date) and (b) the Aggregate Liquidation Loss Principal Amount (if any) minus the Class B-2 Liquidation Loss Principal Amount (if any) for such Payment Date.


                                       1-8

     "Class B-1 Principal Balance" means, for any Payment Date, the Original Class B-1 Principal Balance less all amounts previously distributed to Holders of Class B-1 Certificates in respect of principal.

     "Class B-2 Adjusted Principal Balance" means, for any Payment Date, the Class B-2 Principal Balance minus the Class B-2 Liquidation Loss Principal Amount (if any) for the immediately preceding Payment Date.

     "Class B-2 Certificate" means any one of the Class B-2 Certificates executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit C and evidencing an interest designated as a "regular interest" in the assets of the Trust comprising a REMIC for purposes of the REMIC Provisions.

     "Class B-2 Distribution Amount" means, for any Payment Date, the lesser of
(a) the Class B-2 Formula Distribution Amount and (b) that portion of the Amount Available eligible for distribution in respect of such amount in accordance with the priorities set forth in Section 8.04(b).

     "Class B-2 Formula Distribution Amount" means, for any Payment Date, an amount equal to the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding July 17,
2000) at the Class B-2 Pass-Through Rate on the Class B-2 Adjusted Principal Balance, (b) the Unpaid Class B-2 Interest Shortfall, if any, (c) the Class B-2 Formula Principal Distribution Amount and (d) the Class B-2 Formula Liquidation Loss Interest Distribution Amount, if any.

     "Class B-2 Formula Interest Distribution Amount" means the sum of the amounts specified in clauses (a) and (b) of the definition of the term "Class B-2 Formula Distribution Amount."

     "Class B-2 Formula Liquidation Loss Interest Distribution Amount" means, for any Payment Date, the sum of (a) the Class B-2 Liquidation Loss Interest Amount, if any, and (b) the Unpaid Class B-2 Liquidation Loss Interest Shortfall, if any, for the immediately preceding Payment Date.

     "Class B-2 Formula Principal Distribution Amount" means, for any Payment
Date:

          (i) if the Payment Date is (A) before the Stepdown Date or (B) on or after the Stepdown Date and a Trigger Event exists, the Formula Principal Distribution Amount less the sum of the Class A Formula Principal Distribution Amount and the Class B-1 Formula Principal Distribution Amount (but in no event more than the Class B-2 Principal Balance); or

          (ii) if the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the Class B-2 Principal Balance) of


                                       1-9

               (A) (1) the sum of the Class A Principal Balance, the Class B-1 Adjusted Principal Balance and the Class B-2 Adjusted Principal Balance, minus (2) the amount actually distributed on such Payment Date in respect of principal on the Class A and Class B-1 Certificates, over

               (B) the lesser of (x) 96.00% of the Pool Scheduled Principal Balance or (y) the Pool Scheduled Principal Balance minus $20,000,000.

     "Class B-2 Interest Shortfall" means, for any Payment Date, the amount, if any, by which (a) the Class B-2 Formula Interest Distribution Amount exceeds (b) the amount distributed to Class B-2 Certificateholders on such Payment Date pursuant to Section 8.04(b)(5).

     "Class B-2 Liquidation Loss Interest Amount" means, for any Payment Date, an amount equal to one month's interest at the Class B-2 Pass-Through Rate on the Class B-2 Liquidation Loss Principal Amount (if any) for the immediately preceding Payment Date.

     "Class B-2 Liquidation Loss Interest Shortfall" means, for any Payment Date, the amount, if any, by which (a) the Class B-2 Formula Liquidation Loss Interest Distribution Amount exceeds (b) any amount distributed to Holders of such Class on such Payment Date pursuant to Section 8.04(b)(10)(ii).

     "Class B-2 Liquidation Loss Principal Amount" means, for any Payment Date, the lesser of (A) the Class B-2 Principal Balance (after giving effect to all distributions of principal on the Class B-2 Certificates on such Payment Date) and (B) the Aggregate Liquidation Loss Principal Amount for such Payment Date.

     "Class B-2 Principal Balance" means, for any Payment Date, the Original Class B-2 Principal Balance less all amounts previously distributed to Holders of Class B-2 Certificates in respect of principal.

     "Class C Certificate" means a Certificate for Home Equity Loans, Series 2000-D, bearing the designation "Class C," executed and delivered by the Trustee substantially in the form of Exhibit I, and evidencing an interest designated as the "residual interest" in the assets of the Trust comprising the REMIC for purposes of the REMIC Provisions.

     "Class C Certificateholder" means the person in whose name a Class C Certificate is registered on the Certificate Register.

     "Class C Distribution Amount" means, for any Payment Date, the amount, if any, distributable in respect of the Class C Certificate pursuant to Section 8.04(b).

     "Class Principal Balance" means any of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class B-1, or Class B-2 Principal Balances.

     "Closing Date" means June 28, 2000.


                                      1-10

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Combined LTV" means, with respect to any Loan, the percentage obtained by dividing (i) the sum of (a) the current principal balance of such Loan, plus (b) the outstanding principal balance, as of the date of origination of such Loan, of any loan secured by a prior lien on the property which secures the Loan (the "Collateral"), by (ii) the lesser of (a) the appraised value of the Collateral based on an appraisal made for the originator of the Loan by an independent fee appraiser (or by an employee of the Originator who is a licensed appraiser) at the time of origination of the Loan, and (b) the sales price of the Collateral at the time of origination of the Loan; provided that, in the case of a Loan the proceeds of which were used to refinance an existing mortgage loan, the amount described in clause (ii)(a) shall be the amount to be used for purposes of clause (ii).

     "Computer Tape" means the computer tape generated by the Originator which provides information relating to the Loans and which was used by the Originator in selecting the Loans, and includes the master file and the history file.

     "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Agreement is located at the address set forth in Section 12.08.

     "Counsel for the Originator" means Briggs and Morgan, Professional Association, or other legal counsel for the Originator.

     "Counsel for the Seller" means Briggs and Morgan, Professional Association, or other legal counsel for the Seller acceptable to the Certificate Insurer.

     "Cumulative Realized Loss Ratio" means, for any Payment Date, a fraction, expressed as a percentage, the numerator of which is the Cumulative Realized Losses for that Payment Date and the denominator of which is the Cut-off Date Pool Principal Balance.

     "Cumulative Realized Losses" means, for any Payment Date, the sum of the Realized Losses for that Payment Date and each preceding Payment Date since the Cut-off Date.

     "Cumulative Realized Losses Test" means, to be considered "satisfied" for any Payment Date, that the Cumulative Realized Loss Ratio for such Payment Date is less than or equal to the percentage set forth below:

                   Payment Date                        Percentage
                   ------------                        ----------
            July 2003 - June 2004                        3.65%
            July 2004 - June 2005                        4.75%
            July 2005 - June 2007                        5.50%
            July 2007 and thereafter                     6.00%

     "Custodian" means at any time an Eligible Institution, or a financial institution organized under the laws of the United States or any State, which is not an Affiliate of the Originator or the


                                      1-11

Seller, which is subject to supervision and examination by Federal or State authorities and whose commercial paper or unsecured long-term debt (or, in the case of a member of a bank holding company system, the commercial paper or unsecured long-term debt of such bank holding company) has been rated A-1+ by S&P and P-1 by Moody's in the case of commercial paper, or BBB+ or higher by S&P and Baal or higher by Moody's in the case of unsecured long-term debt, as is acting at such time as Custodian of the Loan Files pursuant to Section 4.01.

     "Cut-off Date" means, with respect to each Initial Loan, May 31, 2000 (or the date of origination, if later); with respect to each Additional Loan, June 30, 2000; and with respect to each Subsequent Loan, the applicable Subsequent Cut-off Date.

     "Cut-off Date Pool Principal Balance" means the aggregate of the Cut-off Date Principal Balances of all Loans.

     "Cut-off Date Principal Balance" means, (i) as to any Initial or Additional Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, and (ii) as to any Subsequent Loan, the unpaid principal balance thereof at the related Subsequent Cut-off Date, after giving effect to all installments of principal due on or prior thereto.

     "Defaulted Loan" means a Loan with respect to which the Servicer commenced foreclosure proceedings, made a sale of such Loan to a third party for foreclosure or enforcement, or as to which there was a Delinquent Payment 180 or more days past due.

     "Definitive Certificates" has the meaning assigned in Section 9.02(e).

     "Delinquent Payment" means, as to any Loan, with respect to any Due Period, any payment or portion of a payment that was originally scheduled to be made during such Due Period under such Loan (after giving effect to any reduction in the principal amount deemed owed on such Loan by the Obligor) and was not received or applied during such Due Period and deposited in the Certificate Account, whether or not any payment extension has been granted by the Servicer and whether or not such Loan is subject to a cramdown provision in any bankruptcy proceeding; provided, however, that with respect to any Liquidated Loan, the payment scheduled to be made in the Due Period in which such Loan became a Liquidated Loan shall not be deemed a Delinquent Payment.

     "Depository" means the initial Depository, The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of (i) one Class A-1 Certificate evidencing $356,000,000 in Original Class A-1 Principal Balance,
(ii) one Class A-2 Certificate evidencing $74,000,000 in Original Class A-2 Principal Balance, (iii) one Class A-3 Certificate evidencing $226,000,000 in Original Class A-3 Principal Balance, (iv) one Class A-4 Certificate evidencing $141,000,000 in Original Class A-4 Principal Balance, (v) one Class A-5 Certificate evidencing $138,000,000 in Original Class A-5 Principal Balance,
(vi) one Class B-1 Certificate evidencing $6,000,000 in Original Class B-1 Principal Balance, and (vii) one Class B-2 Certificate evidencing $59,000,000 in Original Class B-2 Principal Balance, and any permitted successor


                                      1-12
depository. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(5) of the Uniform Commercial Code of the State of New York.

     "Depository Participant" means a broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     "Determination Date" means the second Business Day preceding each Payment Date during the term of this Agreement.

     "Disqualified Organization" has the meaning assigned in Section 9.02(b)(3).

     "Due Period" means, for any Payment Date after the first Payment Date, a calendar month during the term of this Agreement and, for the first Payment Date, the month of June.

     "Electronic Ledger" means the electronic master record of promissory notes of the Originator.

     "Eligible Account" means, at any time, an account which is any of the following: (i) an account maintained with an Eligible Institution; (ii) an account or accounts the deposits in which are fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation; (iii) a trust account (which shall be a "segregated trust account") maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee hereunder, which depository institution or trust company shall have capital and surplus of not less than $50,000,000; or (iv) an account that will not cause either of the Rating Agencies to downgrade or withdraw its then-current rating assigned to the Certificates (without regard to the Certificate Insurance Policy), as evidenced in writing by each of the Rating Agencies.

     "Eligible Institution" means any depository institution (which may be the Trustee or an Affiliate of the Trustee) organized under the laws of the United States or any State, the deposits of which are insured to the full extent permitted by law by the Federal Deposit Insurance Corporation, which is subject to supervision and examination by Federal or State authorities and whose short-term deposits have been rated A-1+ by S&P and P-1 by Moody's (if rated by Moody's) or whose unsecured long-term debt has been rated in one of the two highest rating categories by S&P and Moody's (if rated by Moody's).

     "Eligible Investments" has the meaning assigned in Section 5.05(b).

     "Eligible Servicer" means the Originator or any Person (i) which is qualified to act as Servicer of the Loans under applicable federal and state laws and regulations, and (ii) which services home equity loans with an outstanding principal balance aggregating not less than $100,000,000.


                                      1-13

     "Eligible Substitute Loan" means, as to (1) any Replaced Loan for which an Eligible Substitute Loan is being substituted pursuant to Section 3.06(b), and
(2) any Prepaid Loan for which an Eligible Substitute Loan is being substituted pursuant to Section 2.06, a Loan that (a) as of the date of its substitution, satisfies all of the representations and warranties (which, except when expressly stated to be as of origination, shall be deemed to be made as of the date of its substitution rather than as of the applicable Cut-off Date or the Closing Date) in Sections 3.02 and 3.03 and does not cause any of the representations and warranties in Sections 3.03, 3.04 and 3.05, after giving effect to such substitution, to be incorrect, (b) after giving effect to the scheduled payment due in the month of such substitution, has a Scheduled Principal Balance that is not greater than the Scheduled Principal Balance of such Replaced Loan or, but for such Principal Prepayment in Full, the Scheduled Principal Balance of such Prepaid Loan, as the case may be, (c) has a Loan Interest Rate that is at least equal to the Loan Interest Rate of such Replaced Loan or Prepaid Loan, as the case may be, (d) has a remaining term to scheduled maturity that is not greater than the remaining term to scheduled maturity of the Replaced Loan or Prepaid Loan, as the case may be, (e) as of the date of its origination, was identified by the Originator under its standard underwriting criteria as the same credit grade as the Replaced Loan or Prepaid Loan, as the case may be, (f) the mortgage securing such Loan is in a lien position that is the same or better than the mortgage securing the Replaced Loan or Prepaid Loan, as the case may be, and (g) the Combined LTV of such Loan is not more than 100 basis points higher than the Combined LTV of the Replaced Loan or Prepaid Loan, as the case may be.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Errors and Omissions Protection Policy" means the employee errors and omissions policy maintained by the Servicer or any similar replacement policy covering errors and omissions by the Servicer's employees, and meeting the requirements of Section 5.09, as such policy relates to Loans comprising a portion of the corpus of the Trust.

     "Federal Bankruptcy Code" means 11 U.S.C. Section 101 et seq.

     "Fidelity Bond" means the fidelity bond maintained by the Servicer or any similar replacement bond, meeting the requirements of Section 5.09, as such bond relates to Loans comprising a portion of the corpus of the Trust.

     "Final Payment Date" means the Payment Date on which the final distribution in respect of the Certificates will be made pursuant to Section 12.04.

     "Final Scheduled Payment Date," as used in the Certificate Insurance Policy, means the Maturity Date.

     "Formula Principal Distribution Amount" means, for any Payment Date, the sum of:

          (a) all scheduled payments of principal due on each outstanding Loan during the prior Due Period as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Partial Principal Prepayments and after any


                                      1-14
     adjustment to such amortization schedule by reason of any bankruptcy of an Obligor or similar proceeding or any moratorium or similar waiver or grace period); plus

          (b) all Partial Principal Prepayments applied, and all Principal Prepayments in Full and Prepayment Charges received, during the prior Due Period with respect to the Loans; plus

          (c) the aggregate Scheduled Principal Balance of all Loans that became Liquidated Loans during the prior Due Period plus the amount of any reduction in principal balance of any Loan during the prior Due Period pursuant to bankruptcy proceedings involving the related Obligor; plus

          (d) the aggregate Scheduled Principal Balance of all Loans repurchased, and all amounts deposited in lieu of the repurchase of any Loan, during the prior Due Period pursuant to Section 3.06(a) or, in the event of a substitution of a Loan in accordance with Section 2.06 or
     Section 3.06(b), any amount required to be deposited by the Servicer in the Certificate Account during the prior Due Period pursuant to Section 2.06(vi) or 3.06(b)(v); plus

          (e) any amount described in clauses (a) through (d) above that was not previously distributed because of an insufficient amount of funds available in the Certificate Account; plus

          (f) on the Post-Funding Payment Date, any amount withdrawn from the Pre-Funding Account and deposited in the Certificate Account and on August 15, 2000, any amount withdrawn from the Undelivered Loan Account and deposited in the Certificate Account.

     "GNMA" means the Government National Mortgage Association, or any successor thereto.

     "Guaranteed Distributions" means the Scheduled Payments.

     "Indemnification Agreement" means the Indemnification Agreement dated as of June 28, 2000, among the Certificate Insurer, the Originator, the Seller and the Underwriters.

     "Initial Loan" means a Loan identified as such on the List of Loans attached hereto, the aggregate Cut-off Date Principal Balance of which Loans is $414,285,152.45.

     "Insurance Agreement" means the Insurance and Indemnity Agreement dated as of June 1, 2000, among the Certificate Insurer, the Originator and the Seller, as such agreement may be amended from time to time.

     "Insured Payment" means as to any Payment Date the lesser of (a) the Shortfall or (b) the amount deposited in the Policy Payments Account pursuant to
Section 8.10.


                                      1-15

     "Late Payment Rate" means the lesser of (a) the greater of (i) the per annum rate of interest, publicly announced from time to time by The Chase Manhattan Bank at its principal office in the City of New York, as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by The Chase Manhattan Bank) plus 3%, and (ii) the per annum rate equal to 3% and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

     "Liquidated Loan" means, with respect to any Due Period,

          (1) a Defaulted Loan as to which the Servicer has received from the Obligor, or a third party purchaser of the Loan, all amounts which the Servicer reasonably and in good faith expects to recover from or on account of such Loan, or

          (2) a Loan (a) upon which all or a portion of the first payment of interest due by the Obligor was added to principal, and (b) on which the Obligor failed to pay the full amount of principal due on the Loan, as computed by the Servicer; or

          (3) a Loan, other than one secured by a first priority lien, as to which a payment is more than 180 days past due (without regard to any extension given by the Servicer under Section 5.06(f)).

provided, however, that any Loan which the Originator is obligated to repurchase pursuant to Section 3.06, and did so repurchase or substitute therefor an Eligible Substitute Loan in accordance with Section 3.06, shall be deemed not to be a Liquidated Loan; and provided, further, that with respect to Due Periods beginning on or after May 2029, a Liquidated Loan also means any Loan as to which the Servicer has commenced foreclosure proceedings, or made a sale of the Loan to a third party for foreclosure or enforcement.

     "Liquidation Expenses" means out-of-pocket expenses (exclusive of any overhead expenses) which are incurred by the Servicer in connection with the liquidation of any Defaulted Loan, including, without limitation, legal fees and expenses, and any related and unreimbursed expenditures for property taxes, insurance, property preservation or restoration of the property to marketable condition.

     "Liquidation Proceeds" means cash (including insurance proceeds) received in connection with the liquidation of Defaulted Loans, whether through repossession, foreclosure sale or otherwise.

     "List of Loans" means the lists identifying each Loan constituting part of the Trust Fund and attached either to this Agreement as Exhibit L or to a Subsequent Transfer Instrument, as such lists may be amended from time to time pursuant to Section 2.06 or Section 3.06(b) to add Eligible Substitute Loans and delete Replaced Loans or Prepaid Loans, as the case may be. Each List of Loans shall set forth as to each Loan identified on it (i) the Cut-off Date Principal Balance, (ii) the amount of monthly payments due from the Obligor, (iii) the Loan Interest Rate and (iv) the maturity date.


                                      1-16

     "Loan" means each closed-end home equity loan identified as such in the List of Loans, which Loan is to be assigned and conveyed by the Seller to the Trust, and includes, without limitation, all related mortgages, deeds of trust and security deeds and any and all rights to receive payments due pursuant thereto after the applicable Cut-off Date.

     "Loan File" means, as to each Loan, (a) the original promissory note duly endorsed in blank or in the name of the Trustee for the benefit of the Certificateholders, (b) the original or a copy of the mortgage, deed of trust or security deed or similar evidence of a lien on the related improved property and evidence of due recording of such mortgage, deed of trust or security deed, if available, (c) if such Loan was originated by a lender other than the Originator, the original or a copy of an assignment of the mortgage, deed of trust or security deed by such lender to the Originator, (d) an assignment of the mortgage, deed of trust or security deed in recordable form to the Trustee or in blank, and (e) any extension, modification or waiver agreements.

     "Loan Interest Rate" means, as to any Loan, the annual rate of interest specified in the Loan.

     "Maintenance Expenses" means all reasonable and necessary "out of pocket" costs and expenses incurred by the Servicer in the performance of its servicing obligations, other than Liquidation Expenses, including, but not limited to, the cost of (i) the preservation, restoration and protection of the underlying property securing the Loans, including REO property, including without limitation, advances in respect of real estate taxes and assessments and insurance premiums on fire, hazard and flood insurance policies and (ii) the management of REO property.

     "Maturity Date" means for each Class of Certificates the respective Payment Date in the month and year set forth below:

                                    Maturity Date
                                    -------------
                           A-1      May 2014
                           A-2      February 2016
                           A-3      July 2018
                           A-4      December 2025
                           A-5      December 2025

     "Monthly Report" has the meaning assigned in Section 6.01.

     "Monthly Servicing Fee" means, as of any Payment Date (a) one-twelfth of the product of 0.50% and the Pool Scheduled Principal Balance plus, (b) on any Payment Date on which the Originator is not acting as Servicer, any additional amount agreed to by the Certificate Insurer and the successor Servicer and the Trustee (but only following termination or during suspension pursuant to Section
12.14 of the Certificate Insurer's rights); provided that only that portion of the Monthly Servicing Fee that does not exceed one-twelfth of the product of 0.50% and the Pool Scheduled Principal Balance for the immediately preceding Payment Date shall be paid pursuant to Section 8.04(b)(1) and any balance shall be paid pursuant to Section 8.04(b)(9).


                                      1-17

     "Moody's" means Moody's Investors Service, Inc., or any successor thereto; provided that, if Moody's no longer has a rating outstanding on any Class of Certificates, then references herein to "Moody's" shall be deemed to refer to the NRSRO then rating any Class of the Certificates (or, if more than one such NRSRO is then rating any Class of the Certificates, to such NRSRO as may be designated by the Servicer), and references herein to ratings by or requirements of Moody's shall be deemed to have the equivalent meanings with respect to ratings by or requirements of such NRSRO.

     "Net Liquidation Loss" means, as to a Liquidated Loan, the difference between (a) the Repurchase Price of such Loan, and (b) the Net Liquidation Proceeds with respect to such Liquidated Loan, where such difference is a positive number.

     "Net Liquidation Proceeds" means, as to a Liquidated Loan, the proceeds received, or, for Loans which become Liquidated Loans pursuant to the last proviso in the definition of "Liquidated Loan," the estimated proceeds to be received, as of the last day of the Due Period in which such Loan became a Liquidated Loan, from the Obligor, from a third party purchaser of the Loan, under insurance, or otherwise, net of Liquidation Expenses.

     "Ninety-Day Delinquency Ratio" means, for any Payment Date, a fraction, expressed as a percentage, the numerator of which is the aggregate of the outstanding balances of all Loans that were delinquent 90 days or more as of the end of the prior Due Period (including Loans in foreclosure and REO), and the denominator of which is the Pool Scheduled Principal Balance of the Loans for such Payment Date.

     "NRSRO" means any nationally recognized statistical rating organization.

     "Obligor" means the person who owes payments under a Loan.

     "Officer's Certificate" means a certificate signed by the Chairman of the Board, President or any Vice President of the Originator or the Seller and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may, except as expressly provided herein, be salaried counsel for the Originator, the Seller or the Servicer, as applicable, acceptable to the Trustee, the Originator, the Certificate Insurer and the Seller.

     "Original Aggregate Certificate Principal Balance" means $1,000,000,000.

     "Original Class Principal Balance" means as to each Class of Certificates, the amount set forth with respect to such Class in Section 2.05(b).

     "Original Pre-Funded Amount" means the amount deposited in the Pre-Funding Account pursuant to Section 2.02(l).

     "Overcollateralization Amount" means, for any Payment Date, the excess of
(A) the sum of the Pool Scheduled Principal Balance plus the Pre-Funded Amount over (B) the Aggregate


                                      1-18

Certificate Principal Balance, after giving effect to distributions of principal on such Payment Date under clauses (6), (8)(i) and (10)(i) of Section 8.04(b).

     "Overcollateralization Distribution Amount" means, for any Payment Date, the amount described in Section 8.04(b)(11) or Section 8.04(b)(13), as applicable.

     "Overcollateralization Trigger Event" exists on any Payment Date on which
(a) the arithmetic average of the Ninety-Day Delinquency Ratio for such Payment Date and the two immediately preceding Payment Dates exceeds 50% of the Senior Enhancement Percentage or (b) the Cumulative Realized Loss Ratio or Rolling Loss Ratio for such Payment Date exceeds the respective percentages set forth below for such Payment Date:

                 Payment Date              Cumulative Realized Losses Ratio
           -------------------------       --------------------------------
           July 2000- June 2001                         1.95%
           July 2001- June 2002                         2.70%
           July 2002- June 2003                         4.65%
           July 2003- June 2004                         5.50%
           July 2004- June 2007                         5.75%
           July 2007 and thereafter                     6.25%

                 Payment Date                    Rolling Loss Ratio
           -------------------------             ------------------
           July 2000- June 2002                         1.25%
           July 2002- June 2003                         1.75%
           July 2003- June 2004                         2.75%
           July 2004- June 2006                         3.25%
           July 2006- June 2007                         2.25%
           July 2007 and thereafter                     1.25%

     "Partial Principal Prepayment" means (a) any Principal Prepayment other than a Principal Prepayment in Full and (b) any cash amount deposited in the Certificate Account pursuant to the proviso in Section 3.06(a) or pursuant to
Section 3.06(b).

     "Pass-Through Rate" means, with respect to each Class of Certificates, the rate set forth for such Class in Section 2.05(b).

     "Paying Agent" has the meaning assigned in Section 8.01(c).

     "Payment Date" means the fifteenth day of each calendar month during the term of this Agreement, or if such day is not a Business Day, the next succeeding Business Day, commencing in July 2000.

     "Percentage Interest" means, as to any Certificate or the Class C Certificate, the percentage interest evidenced thereby in distributions made on the related Class, such percentage interest being equal to: (i) as to any Certificate, the percentage (carried to eight places) obtained from dividing the denomination of such Certificate by the Original Class Principal Balance of the related Class and (ii) as to any Class C Certificate, the percentage specified on the face of such


                                      1-19

Certificate. The aggregate Percentage Interests for each Class of Certificates and the Class C Certificate shall equal 100%, respectively.

     "Permitted Transferee" means, in the case of a transfer of the Class C Certificate, a Person that is not a Plan or a Disqualified Organization, except as permitted by Sections 9.02(b)(2) and (3), respectively.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Plan" has the meaning assigned in Section 9.02(b)(2).

     "Policy Payments Account" has the meaning assigned in Section 8.10(b).

     "Pool Factor" means, at any time, the percentage derived from a fraction, the numerator of which is the Aggregate Certificate Principal Balance at such time and the denominator of which is the Original Aggregate Certificate Principal Balance.

     "Pool Scheduled Principal Balance" means, for any Payment Date, the aggregate Scheduled Principal Balance for such Payment Date of all Loans that were outstanding during the immediately preceding Due Period.

     "Post-Funding Payment Date" means the Payment Date on, or the first Payment Date after, the last day of the Pre-Funding Period.

     "Pre-Funded Amount" means, with respect to any date of determination, the amount then on deposit in the Pre-Funding Account, after giving effect to any sale of Subsequent Loans to the Trust on such date.

     "Pre-Funding Account" means the account so designated, established and maintained pursuant to Section 8.08.

     "Pre-Funding Period" means the period beginning on the Closing Date and ending on the earliest of (a) the date on which the amount on deposit in the Pre-Funding Account is less than $10,000.00, or (b) the close of business on September 14, 2000, or (c) the date on which a Servicer Termination Event occurs.

     "Premium Amount" means, as to any Payment Date, the amount determined in accordance with the Premium Letter.

     "Premium Letter" means the letter agreement dated June 28, 2000, among the Originator, the Seller, the Trustee and the Certificate Insurer.

     "Prepaid Loan" has the meaning assigned in Section 2.06.


                                      1-20

     "Prepayment Charges" means all prepayment premiums, penalties and similar charges paid by any Obligor in connection with, and as a condition to, prepayment in part or in full of a Loan.

     "Principal Prepayment" means a payment or other recovery of principal on a Loan (exclusive of Liquidation Proceeds) which is received in advance of its scheduled due date and applied upon receipt (or, in the case of a partial prepayment, upon the next scheduled payment date on such Loan) to reduce the outstanding principal amount due on such Loan prior to the date or dates on which such principal amount is due.

     "Principal Prepayment in Full" means any Principal Prepayment of the entire principal balance of a Loan.

     "Rating Agencies" means S&P and Moody's.

     "Realized Losses" means, for any Payment Date, the aggregate Net Liquidation Losses for all Loans that became Liquidated Loans during the immediately preceding Due Period.

     "Record Date" means, with respect to any Payment Date, the Business Day immediately preceding such Payment Date.

     "Reimbursement Amount" means, as of any Payment Date, the sum of (x)(i) all Insured Payments previously paid to the Trustee by the Certificate Insurer and not previously repaid to the Certificate Insurer pursuant to Section 8.04(b)(7) plus (ii) interest accrued on each such Insured Payment not previously repaid calculated at the Late Payment Rate and (y)(i) any amounts then due and owing to the Certificate Insurer under the Insurance Agreement (including, without limitation, any unpaid Premium Amount relating to such Payment Date or an earlier Payment Date), as certified in writing by the Certificate Insurer to the Servicer and the Trustee (except that no certification is acquired for amounts representing the Premium Amount (so long as no Event of Default has occurred under the Insurance Agreement) and interest accrued thereon, plus (ii) interest on such amounts at the Late Payment Rate.

     "REMIC" means a "real estate mortgage investment conduit" as defined in
Section 860D of the Code.

     "REMIC Provisions" means the provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and any temporary, proposed or final regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     "REO" means Loans as to which the real estate collateral has been foreclosed upon and is owned by the Trust.

     "Replaced Loan" has the meaning assigned in Section 3.06(b).


                                      1-21

     "Repurchase Price" means, with respect to a Loan to be repurchased pursuant to Section 3.06 or which becomes a Liquidated Loan, an amount equal to (a) the remaining principal amount outstanding on such Loan (without giving effect to any Advances paid by the Servicer or the Trustee, as applicable, with respect to such Loan pursuant to Section 8.02), plus (b) interest at the Loan Interest Rate on such Loan from the end of the Due Period with respect to which the Obligor last made a scheduled payment (without giving effect to any Advances paid by the Servicer or the Trustee, as applicable, with respect to such Loan pursuant to
Section 8.02) through the date of such repurchase or liquidation.

     "Responsible Officer" means, with respect to the Trustee, the chairman and any vice chairman of the board of directors, the president, the chairman and vice chairman of any executive committee of the board of directors, every vice president, assistant vice president, the secretary, every assistant secretary, cashier or any assistant cashier, controller or assistant controller, the treasurer, every assistant treasurer, every trust officer, assistant trust officer and every other officer or assistant officer of the Trustee customarily performing functions similar to those performed by persons who at the time shall be such officers, respectively, or to whom a corporate trust matter is referred because of knowledge of, familiarity with, and authority to act with respect to a particular matter.

     "Rolling Loss Ratio" means, for any Payment Date, a fraction, expressed as a percentage, the numerator of which is the sum of the Realized Losses for that Payment Date and each of the 11 preceding Payment Dates and the denominator of which is the Pool Scheduled Principal Balance on the first Payment Date in such 12 month period.

     "Rolling Loss Test" means, to be considered "satisfied" for any Payment Date, that the Rolling Loss Ratio for that Payment Date is less than the percentage set forth below for such Payment Date:

                   Payment Date                Rolling Loss Ratio
            -------------------------          ------------------
            July 2003 - June 2004                      2.50%
            July 2004 - June 2006                      3.00%
            July 2006 - June 2007                      2.00%
            July 2007 and thereafter                   1.00%

     "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto; provided that, if S&P no longer has a rating outstanding on any Class of the Certificates, then references herein to "S&P" shall be deemed to refer to the NRSRO then rating any Class of the Certificates (or, if more than one such NRSRO is then rating any Class of the Certificates, to such NRSRO as may be designated by the Servicer), and references herein to ratings by or requirements of S&P shall be deemed to have the equivalent meanings with respect to ratings by or requirements of such NRSRO.

     "Scheduled Payments" means, as to any Payment Date, the sum of (a) the Class A Formula Interest Distribution Amount less a pro rata portion (based on the Class A Principal Balance as a percentage of the Aggregate Certificate Principal Balance) of any Civil Relief Interest Shortfall, (b) any Class A Principal Deficiency Amount and (c) without duplication, on


                                      1-22
the Maturity Date for the Class A-1, Class A-2, Class A-3, Class A-4 or Class A-5 Certificates, the Class A-1 Principal Balance, Class A-2 Principal Balance, Class A-3 Principal Balance, Class A-4 Principal Balance or Class A-5 Principal Balance, respectively.

     "Scheduled Principal Balance" means, with respect to any Loan and any Payment Date, the Cut-off Date or any Subsequent Cut-off Date, the principal balance of such Loan as of the due date in the Due Period immediately preceding such Payment Date, Cut-off Date or Subsequent Cut-off Date, as the case may be, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy of an Obligor or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to any previous Partial Principal Prepayments and to the payment of principal due on such due date and irrespective of any delinquency in payment by, or extension granted to, the related Obligor. If for any Loan the Cut-off Date is the date of origination of the Loan, its Scheduled Principal Balance as of the Cut-off Date is the principal balance of the Loan on its date of origination.

     "Senior Enhancement Percentage" means, for any Payment Date, a fraction, expressed as a percentage,

          (x) the numerator of which is the excess of (A) the Pool Scheduled Principal Balance over (B) the aggregate Principal Balance of the Class A Certificates, and

          (y) the denominator of which is the Pool Scheduled Principal Balance.

     "Service Transfer" has the meaning assigned in Section 7.01.

     "Servicer" means the Originator until any Service Transfer hereunder and thereafter means the new servicer appointed pursuant to Article VII.

     "Servicer Termination Event" has the meaning given in Section 7.01.

     "Servicer Termination Trigger Event"exists on any Payment Date on which (a) the arithmetic average of the Ninety-Day Delinquency Ratio for such Payment Date and the two immediately preceding Payment Dates exceeds 52% of the Senior Enhancement Percentage; or (b) the Cumulative Realized Loss Ratio or Rolling Loss Ratio for such Payment Date exceeds the respective percentages set forth below for such Payment Date:

              Payment Date                  Cumulative Realized Loss Ratio
        -------------------------           ------------------------------
        July 2000- June 2001                            2.25%
        July 2001- June 2002                            3.00%
        July 2002- June 2003                            4.25%
        July 2003- June 2004                            4.75%
        July 2004- June 2005                            5.25%
        July 2005 and thereafter                        6.00%


                                      1-23

              Payment Date                              Rolling Loss Ratio
        -------------------------           ------------------------------
        July 2000- June 2002                            1.50%
        July 2002- June 2003                            2.00%
        July 2003- June 2004                            3.00%
        July 2004- June 2006                            3.50%
        July 2006- June 2007                            2.50%
        July 2007 and thereafter                        1.50%

     "Servicing Officer" means any officer of the Servicer involved in, or responsible for, the administration and servicing of Loans whose name appears on a list of servicing officers appearing in an Officer's Certificate furnished to the Trustee by the Servicer, as the same may be amended from time to time.

     "Shortfall" means, as to any Payment Date, the amount, if any, by which the Scheduled Payments exceed the portion of the Amount Available (excluding the amount described in clause (a)(iii) of the definition of Amount Available) distributable in respect of such Scheduled Payments in accordance with Section 8.04(b).

     "Stepdown Date" means the later of (A) the Payment Date in July 2003 and
(B) the first Payment Date on which the Class A Principal Balance is less than or equal to 83.00% of the Pool Scheduled Principal Balance.

     "Subsequent Cut-off Date" means, with respect to a Subsequent Loan, the last day of the month in which the Subsequent Transfer Date occurs.

     "Subsequent Loan" means a Loan sold by the Seller to the Trust pursuant to
Section 2.03, such Loan being identified as such in the Subsequent Transfer Instrument.

     "Subsequent Transfer Date" means, with respect to each Subsequent Transfer Instrument, the date on which the related Subsequent Loans are sold to the Trust.

     "Subsequent Transfer Instrument" means each Subsequent Transfer Instrument dated as of a Subsequent Transfer Date executed by the Seller substantially in the form of Exhibit O, by which the Seller sells Subsequent Loans to the Trust.

     "Target Overcollateralization Amount" means, for any Payment Date (a) on which an Overcollateralization Trigger Event does not exist, $20,000,000, and
(b) on which an Overcollateralization Trigger Event exists, the greater of (i) $20,000,000 and (ii) the aggregate principal balance of all Loans delinquent 90 days or more as of the end of the prior Due Period (including Loans in foreclosure and REO) minus the Class B Principal Balance.

     "Term of Service" has the meaning assigned in Section 5.11.

     "Transfer Agreement" means the Transfer Agreement between Conseco Finance Securitizations Corp., as purchaser, and Conseco Finance Corp., as seller, dated as of June 1, 2000 pertaining to the Loans.


                                      1-24

     "Transaction Documents" means this Agreement, the Underwriting Agreement, the Insurance Agreement, the Backup Servicing Agreement and the Indemnification Agreement.

     "Trigger Event" exists for any Payment Date if (i) the Average Ninety-Day Delinquency Ratio Test is not satisfied or (ii) the Cumulative Realized Loss Test is not satisfied or (iii) the Rolling Loss Test is not satisfied.

     "Trust" means Conseco Finance Home Equity Loan Trust 2000-D.

     "Trust Fund" means the corpus of the Trust created by this Agreement which consists of (i) all the rights, benefits and obligations arising from and in connection with the Loans, including without limitation all related mortgages, deeds of trust and security deeds and any and all rights to receive payments on or with respect to the Loans due after the applicable Cut-off Date, (ii) all rights under any hazard, flood or other individual insurance policy on the real estate securing a Loan for the benefit of the creditor of such Loan, (iii) all rights of the Seller under the Transfer Agreement, (iv) all rights the Originator may have against the originating lender with respect to Loans originated by a lender other than the Originator, (v) all rights under the Errors and Omissions Protection Policy and the Fidelity Bond as such policy and bond relate to the Loans, (vi) all rights under any title insurance policies, if applicable, on any of the properties securing Loans, (vii) all documents contained in the Loan Files, (viii) amounts in the Certificate Account, the Capitalized Interest Account, the Pre-Funding Account, the Policy Payments Account and the Undelivered Loan Account (including all proceeds of investments of funds in the Certificate Account), (ix) the Certificate Insurance Policy and
(x) all proceeds and products of the foregoing.

     "Trustee Advance" has the meaning assigned in Section 11.15.

     "Undelivered Loan" means a Loan identified on the exception report attached to the Acknowledgment delivered by the Trustee under Section 2.04(a) on the Closing Date as a Loan as to which the Trustee (a) did not receive the related contract or promissory note as of the Closing Date and (b) has not received the related contract or promissory note and remitted payment for it to the Seller pursuant to Section 8.09.

     "Undelivered Loan Account" means the account so designated, established and maintained pursuant to Section 8.09.

     "Underwriters" means Lehman Brothers Inc., Credit Suisse First Boston Corporation, First Union Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     "Underwriting Agreement" means the Underwriting Agreement and related Terms Agreement, each dated June 16, 2000, among the Originator, the Seller and the Underwriters.

     "Unpaid Class A Interest Shortfall" means, as to each Class of Class A Certificates and any Payment Date, the amount, if any, of the Class A Interest Shortfall applicable to such Class for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Pass-Through Rate for such Class.


                                      1-25

     "Unpaid Class B-1 Interest Shortfall" means, as to any Payment Date, the amount, if any, of the Class B-1 Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class B-1 Pass-Through Rate.

     "Unpaid Class B-1 Liquidation Loss Interest Shortfall" means, as to any Payment Date, the amount, if any, of the Class B-1 Liquidation Loss Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class B-1 Pass-Through Rate.

     "Unpaid Class B-2 Interest Shortfall" means, as to any Payment Date, the amount, if any, of the Class B-2 Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class B-2 Pass-Through Rate.

     "Unpaid Class B-2 Liquidation Loss Interest Shortfall" means, as to any Payment Date, the amount, if any, of the Class B-2 Liquidation Loss Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class B-2 Pass-Through Rate.

     "Weighted Average Loan Rate" means, for any Payment Date, the weighted average (determined by Scheduled Principal Balance) of the Loan Interest Rates for all Loans that were outstanding during the immediately preceding month.

     "Weighted Average Pass-Through Rate" means, for any Payment Date, with respect to any Loan, the sum of the weighted average (expressed as a percentage and rounded to four decimal places) of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class B-1 and Class B-2 Pass-Through Rates, weighted on the basis of the respective Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class B-1 and Class B-2 Principal Balances for such Payment Date.

     SECTION 1.03. Calculations. Except as otherwise provided in this Agreement, all interest rate and basis point calculations under this Agreement will be made on the basis of a 360-day year and twelve 30-day months and will be carried out to at least three decimal places.


                                      1-26

                                   ARTICLE II

                    ESTABLISHMENT OF TRUST; TRANSFER OF LOANS
                    -----------------------------------------

     SECTION 2.01. Closing.

          a. There is hereby created, by the Seller as settlor, a separate trust which shall be known as Conseco Finance Home Equity Loan Trust 2000-D. The Trust shall be administered pursuant to the provisions of this Agreement for the benefit of the Certificateholders and the Class C
     Certificateholder.

          b. The Seller hereby transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust, by execution and delivery of an assignment substantially in the form of Exhibit D hereto, all the right, title and interest of the Seller in and to the Initial Loans and Additional Loans, including all rights to receive payments on or with respect to the Initial Loans and Additional Loans due after the applicable Cut-off Date, all rights of the Seller under the Transfer Agreement and all other assets now or hereafter included in the Trust Fund. Each such transfer and assignment is intended by the Seller to be a sale of such assets for all purposes, including, without limitation, the Federal Bankruptcy Code, to the end that all such assets will hereafter cease to be the property of the Seller and would not be includable in the estate of the Seller or the Originator for purposes of Section 541 of the Federal Bankruptcy Code.

          c. Although the parties intend that each conveyance pursuant to this Agreement of the Seller's right, title and interest in and to the Loans (including the Subsequent Loans) shall constitute a purchase and sale and not a loan, if such conveyances are deemed to be loans, the parties intend that the rights and obligations of the parties to such loans shall be established pursuant to the terms of this Agreement. If the conveyances are deemed to be loans, the parties further intend and agree that the Originator and the Seller shall be deemed to have granted to the Trustee and the Originator and the Seller do hereby grant to the Trustee, a perfected first-priority security interest in the Trust Fund and that this Agreement shall constitute a security agreement under applicable law. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person under any Certificate or Class C Certificate, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person.

     SECTION 2.02. Conditions to the Closing. On or before the Closing Date, the Seller shall deliver or cause to be delivered the following documents to the
Trustee:

          a. The List of Loans attached to this Agreement as Exhibit L, certified by the Chairman of the Board, President or any Vice President of the Seller.

          b. A certificate of an officer of the Originator substantially in the form of Exhibit E- 1 hereto on behalf of the Originator and a certificate of an officer of the Seller substantially in the form of Exhibit E-2 hereto.



                                       2-1

          c. An Opinion of Counsel for the Seller substantially in the form of Exhibit F hereto.

          d. A letter, acceptable to the Underwriters and the Certificate Insurer, from PricewaterhouseCoopers LLP or another nationally recognized accounting firm, stating that such firm has reviewed the Initial Loans on a statistical sampling basis and setting forth the results of such review.

          e. Copies of resolutions of the board of directors of the Seller or of the executive committee of the board of directors of the Seller approving the execution, delivery and performance of this Agreement and the transactions contemplated hereunder, certified in each case by the secretary or an assistant secretary of the Seller.

          f. Officially certified recent evidence of due incorporation and good standing of the Seller under the laws of the State of Minnesota.

          g. An Officer's Certificate listing the Servicer's Servicing Officers.

          h. Evidence of continued coverage of the Servicer under the Errors and Omissions Protection Policy.

          i. Evidence of deposit in the Certificate Account of all funds received with respect to the Loans from the Cut-off Date to the Closing Date, other than principal due on or before the Cut-off Date, together with an Officer's Certificate to the effect that such amount is correct.

          j. The Loan Files for the Initial Loans and Additional Loans and an Officer's Certificate confirming that the Originator has reviewed the original of each related promissory note and each related Loan File, that each such Loan and Loan File conforms in all material respects with the List of Loans and that each such Loan File is complete in accordance with the definition thereof and has been delivered to the Trustee (or its custodian).

          k. An executed copy of each of the Insurance Agreement, the Certificate Insurance Policy, the Premium Letter and the Indemnification Agreement.

          l. Evidence of the deposit of $386,840,759.01 in the Pre-Funding Account, $3,568,930.02 in the Capitalized Interest Account, and, in the Undelivered Loan Account, an amount equal to the aggregate of the Cut-off Date Principal Balances of the Undelivered Loans.

          m. An executed copy of the Transfer Agreement.

          n. Letters from each of the Rating Agencies evidencing the following ratings for the Certificates:


                                      2-2

        Class                        S&P                        Moody's
---------------------       ---------------------        ---------------------
         A-1                         AAA                          Aaa
         A-2                         AAA                          Aaa
         A-3                         AAA                          Aaa
         A-4                         AAA                          Aaa
         A-5                         AAA                          Aaa
         B-1                        BBB+                         Baa1

          o. An executed copy of the Backup Servicing Agreement.

          p. UCC-1 financing statements identifying the Originator as debtor and the Seller as secured party for filing in Minnesota and Delaware and identifying the Seller as debtor and the Trustee as secured party for filing in Minnesota.

          q. A certificate of an officer of the Originator and the Seller to which is attached a list of Loans identified for sale to the Trust as Subsequent Loans.

     SECTION 2.03. Conveyance of the Subsequent Loans.

          a. Subject to the conditions set forth in paragraph (b) below, in consideration of the Trustee's delivery on the related Subsequent Transfer Dates to or upon the order of the Seller of all or a portion of the balance of funds in the Pre-Funding Account, the Seller shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey to the Trust by execution and delivery of a Subsequent Transfer Instrument, all the right, title and interest of the Seller in and to the Subsequent Loans identified on the List of Loans attached to the Subsequent Transfer Instrument, including all rights to receive payments on or with respect to the Subsequent Loans due after the related Subsequent Cut-off Date, and all items with respect to such Subsequent Loans in the related Loan Files. The transfer to the Trustee by the Seller of the Subsequent Loans shall be absolute and is intended by the Seller, the Trustee, the Certificateholders and the Class C Certificateholder to constitute and to be treated as a sale of the Subsequent Loans by the Seller or the Originator to the Trust. Such transfer and assignment is intended by the Seller to be a sale of such assets for all purposes, other than under generally accepted accounting principles, including, without limitation, the Federal Bankruptcy Code, to the end that all such assets will hereafter cease to be the property of the Seller and would not be includable in the estate of the Seller for purposes of Section 541 of the Federal Bankruptcy Code.

          The purchase price paid by the Trustee shall be one hundred percent (100%) of the aggregate Cut-off Date Principal Balances of such Subsequent Loans. The purchase price of Subsequent Loans shall be paid solely with amounts in the Pre-Funding Account, as provided in Section 8.08(b). This Agreement shall constitute a fixed price contract in accordance with
     Section 860G(a)(3)(A)(ii) of the Code.

          b. The Seller shall transfer to the Trustee the Subsequent Loans, and the Trustee shall release funds from the Pre-Funding Account only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:


                                       2-3

               (i) the Seller shall have provided the Trustee with an Addition Notice at least five Business Days prior to the Subsequent Transfer Date and shall have provided any information reasonably requested by the Trustee with respect to the Subsequent Loans;

               (ii) the Seller shall have delivered the related Loan File for each Subsequent Loan to the Trustee at least two Business Days prior to the Subsequent Transfer Date;

               (iii) the Seller shall have delivered to the Trustee a duly executed Subsequent Transfer Instrument substantially in the form of Exhibit O, which shall include a List of Loans identifying the related Subsequent Loans;

               (iv) as of each Subsequent Transfer Date, as evidenced by delivery of the Subsequent Transfer Instrument, the Seller shall not be insolvent nor shall it have been made insolvent by such transfer nor shall it be aware of any pending insolvency;

               (v) such sale and transfer shall not result in a material adverse tax consequence to the Trust (including the REMIC) or the Certificateholders or Class C Certificateholder;

               (vi) the Pre-Funding Period shall not have ended;

               (vii) the Seller shall have delivered to the Trustee an Officer's Certificate, substantially in the form attached hereto as Exhibit P, confirming the satisfaction of each condition precedent and the representations specified in this Section 2.03 and in Sections 3.01 and 3.03;

               (viii) the Seller and the Originator shall have delivered to the Trustee Opinions of Counsel addressed to the Rating Agencies, the Certificate Insurer and the Trustee with respect to the transfer of the Subsequent Loans substantially in the form of the Opinions of Counsel delivered to the Trustee on the Closing Date regarding certain bankruptcy, corporate and tax matters;

               (ix) no Subsequent Loan will have a Combined LTV greater than 100%;

               (x) the Seller shall have delivered to the Trustee an executed copy of a Subsequent Transfer Agreement between the Originator and the Seller; and

               (xi) the Trustee shall have delivered its Acknowledgment as described in Section 2.04(a).

          c. On or before the earlier of the day of last transfer of Subsequent Loans to the Trust or the last day of the Pre-Funding Period, the Seller shall deliver to the Trustee:

               (i) A letter from PricewaterhouseCoopers LLP or another nationally recognized accounting firm retained by the Seller (with copies provided to the Rating Agencies, the Underwriters and the Trustee) that is in form, substance and methodology


                                       2-4
          the same as that delivered under Section 2.02(d) of this Agreement and is acceptable to the Certificate Insurer, except that it shall address the Subsequent Loans and their conformity in all material respects to the characteristics described in Sections 2.03(b)(ix) and 3.04(b) of this Agreement.

               (ii) Evidence that, as a result of the purchase by the Trust of the Subsequent Loans, none of the ratings assigned to the Class A Certificates as of the Closing Date by the Rating Agencies will be reduced, withdrawn or qualified.

               (iii) Evidence that the aggregate Cut-off Date Principal Balances of the Subsequent Loans, not specifically identified as Subsequent Loans as of the Closing Date, do not exceed 25% of the Original Aggregate Certificate Principal Balance.

               (iv) The acknowledgment of the Certificate Insurer that the Subsequent Loans, as represented by the Originator, satisfy the Certificate Insurer's criteria for their inclusion in the Trust.

     SECTION 2.04. Acceptance by Trustee.

          a. On the Closing Date and each Subsequent Transfer Date, if the conditions set forth in Section 2.02 and 2.03, respectively, have been satisfied, the Trustee shall deliver a certificate to the Seller substantially in the form of Exhibit G hereto (an "Acknowledgment") acknowledging conveyance of the Loans identified on the applicable List of Loans and the related Loan Files to the Trustee and declaring that the Trustee, directly or through a Custodian, will hold all Loans that have been delivered in trust, upon the trusts herein set forth, for the use and benefit of all Certificateholders and the Class C Certificateholder.

          b. The Trustee or a Custodian shall review each Loan File, as described in Exhibit G, within 60 days of the Closing Date or later receipt by it of the Loan File. If, in its review of the Loan Files as described in Exhibit G, the Trustee or a Custodian discovers a breach of the representations or warranties set forth in Sections 2.03, 3.02, 3.03, 3.04 or 3.05 of this Agreement, or in the Officer's Certificates delivered pursuant to Section 2.02(j), 2.03(b)(vii), 2.06(ii) or 3.06(b)(ii) of this Agreement, the Trustee or Custodian, as the case may be, shall notify the Seller and the Certificate Insurer and the Originator shall cure such breach or repurchase or replace such Loan pursuant to Section 3.06.

          c. The Trustee or the Custodian shall promptly, and in any event no later than [thirty (30)] days following its receipt of a Loan File containing any note endorsed in blank or assignment of mortgage, deed of trust or other security deed, assigned in blank, (i) endorse the note as follows: "Pay to the order of U.S. Bank Trust National Association, not in its individual capacity but as trustee for Conseco Finance Home Equity Loan Trust 2000-D," and (ii) complete each assignment to U.S.Bank Trust National Association, not in its individual capacity but as trustee for Conseco Finance Home Equity Loan Trust 2000-D."


                                       2-5

     SECTION 2.05. REMIC Provisions.

          a. The Originator, as Servicer, and the Class C Certificateholder, by acceptance thereof, each agrees that, in accordance with the requirements of Section 860D(b)(1) of the Code, the federal tax return of the Trust for its first taxable year shall provide an election for the Trust (exclusive of the Pre-Funding Account, Undelivered Loan Account and the Capitalized Interest Account) to be treated as a REMIC under the Code for such taxable year and all subsequent taxable years, and the Trustee shall sign such return. In furtherance of the foregoing, the Trustee (at the direction of the Originator, the Seller or the Servicer), the Originator, the Seller and the Servicer shall take, or refrain from taking, all such action as is necessary to maintain the status of the Trust as a REMIC under the REMIC Provisions of the Code, including, but not limited to, the taking of such action as is necessary to cure any inadvertent termination of REMIC status. For purposes of the REMIC election (i) the Certificates shall be designated as the "regular interests" in the REMIC and (ii) the Class C Certificate shall be designated as the sole class of "residual interests" in the REMIC. The Trustee shall not permit the creation of any "interests" in the REMIC (within the meaning of the REMIC Provisions) other than the Certificates and the Class C Certificate.

          b. The Certificates are being issued in seven classes. The following terms of the Certificates are irrevocably established as of the Closing
     Date:


                                                                                    Original Class
       Class                        Pass-Through Rate Per Annum                    Principal Balance
-------------------   -------------------------------------------------------    ---------------------
Class A-1                                       7.52%                            $         356,000,000
Class A-2                                       7.67%                            $          74,000,000
Class A-3                                       7.89%                            $         226,000,000
Class A-4                                       8.17%                            $         141,000,000
Class A-5                                       8.41%                            $         138,000,000
Class B-1                 a floating rate equal to the Weighted Average          $           6,000,000
                            Loan Rate, but in no event greater than 11.26%
Class B-2                 a floating rate equal to the Weighted Average          $          59,000,000
                            Loan Rate, but in no event greater than 11.30%


          c. The Closing Date, which is the day on which the Trust will issue all of its regular and residual interests, is hereby designated as the "startup day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

          d. After the Closing Date, neither the Trustee, the Originator, the Seller nor any Servicer shall (i) accept any contribution of assets to the Trust, (ii) dispose of any portion of the Trust other than as provided in Sections 3.06, 3.07 and 8.06, (iii) engage in any transaction that would result in the imposition of tax on "prohibited transactions," as defined in
     Section 860F(a)(1) of the Code, (iv) accept any contribution after the Closing Date that is subject to the tax imposed by Section 860G(d) of the Code or (v) engage in any activity or enter into any agreement that would result in the receipt by the Trust of any "net income from foreclosure property" as defined in Section 860G(c)(2) of the Code, unless, prior to any such action set forth in clauses (i), (ii), (iii), (iv) or (v), the Trustee shall have received an unqualified Opinion of


                                       2-6

     Counsel, which opinion shall not be an expense of the Trust, stating that such action will not, directly or indirectly, (A) adversely affect the status of the Trust as a REMIC or the status of the Certificates and Class C Certificate as "regular interests" and the sole class of "residual interests," respectively, therein, in each case for federal income tax purposes, (B) affect the distributions payable hereunder to the Certificateholders or the Class C Certificateholder or (C) result in the imposition of any lien, charge or encumbrance upon the Trust.

          e. Upon the acquisition of any real property (including interests in real property), or any personal property incident thereto, in connection with the default of a Loan, the Servicer and the Trustee (at the direction of the Servicer) shall take, or cause to be taken, such action as is necessary to sell or otherwise dispose of such property within such period as is then required by the Code in order for such property to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, unless the Servicer and the Trustee receive an Opinion of Counsel to the effect that the holding by the Trust of such property subsequent to the period then permitted by the Code will not result in the imposition of any taxes on "prohibited transactions" of the Trust, as defined in Section 860F of the Code, or cause the Trust to fail to qualify as a REMIC at any time that the Certificates or Class C Certificate are outstanding. The Servicer shall manage, conserve, protect and operate such real property, or any personal property incident thereto, so that such property will not fail to qualify as "foreclosure property," as defined in Section 860G(a)(8) of the Code, and that the management, conservation, protection and operation of such property will not result in the receipt by the Trust of any income attributable to any asset which is neither a qualified mortgage nor a permitted investment within the meaning of the REMIC Provisions.

     SECTION 2.06. Seller Option to Substitute for Prepaid Loans. The Seller may, at its option, substitute new loans for Loans as to which a Principal Prepayment in Full has been received by the Servicer prior to September 26, 2000 ("Prepaid Loans"), up to a maximum of 5% of the Cut-Off Date Pool Principal Balance, upon satisfaction of the following conditions:

          (i) the Seller shall have conveyed to the Trustee the Loan to be substituted for the Prepaid Loan and the Loan File related to such Loan and the Seller shall have marked the Electronic Ledger indicating that such Loan constitutes part of the Trust;

          (ii) the Loan to be substituted is an Eligible Substitute Loan and the Seller delivers an Officer's Certificate, substantially in the form of Exhibit J-3 hereto, to the Trustee certifying that such Loan is an Eligible Substitute Loan;

          (iii) the Seller shall have delivered to the Trustee evidence of filing of a UCC-1 financing statement executed by the Seller as debtor, naming the Trustee as secured party and filed in Minnesota, listing such Loan to be substituted as collateral;

          (iv) such substitution shall be accomplished prior to the Determination Date immediately following the calendar month in which the Principal Prepayment in Full was received by the Servicer, and no such substitution shall take place after September 26, 2000;


                                       2-7

          (v) the Seller shall have delivered to the Trustee an Opinion of Counsel (a) to the effect that the substitution of such Loan for such Prepaid Loan will not cause the Trust to fail to qualify as a REMIC at any time under then applicable REMIC Provisions or cause any "prohibited transaction" that will result in the imposition of a tax under such REMIC Provisions and (b) to the effect of paragraph 11 of Exhibit F hereto;

          (vi) if the Principal Prepayment received in respect of such Prepaid Loan is greater than the Scheduled Principal Balance of the Loan to be substituted, such excess shall be distributed to Certificateholders on the related Payment Date as a prepayment of principal; and

          (vii) the acknowledgment of the Certificate Insurer that the Eligible Substitute Loan, as represented by the Originator, satisfies the Certificate Insurer's criteria for its inclusion in the Trust.

     Upon satisfaction of such conditions, the Trustee shall add such Loan to be substituted to the List of Loans.

         Any substitutions pursuant to this Section 2.06 may be accomplished on a loan-by-loan basis or on an aggregate basis as to all Prepaid Loans with respect to a given calendar month.


                                       2-8

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     The Seller and the Originator make the following representations and warranties. The Trustee will rely on the representations and warranties in accepting the Loans in trust and issuing the Certificates and the Class C Certificate on behalf of the Trust, and the Certificate Insurer will rely on the representations and warranties in issuing the Certificate Insurance Policy. The repurchase or substitution and indemnification obligations of the Originator set forth in Section 3.06 constitute the sole remedies available to the Trust, the Certificateholders or the Class C Certificateholder for a breach of a representation or warranty of the Originator set forth in Sections 2.03, 3.02, 3.03, 3.04 or 3.05 of this Agreement, or in the Officer's Certificates delivered pursuant to Sections 2.02(j) or 2.03(b)(vii) of this Agreement.

     SECTION 3.01. Representations and Warranties Regarding the Seller. The Seller represents and warrants to the Certificateholders and the Class C Certificateholder, effective on the Closing Date and each Subsequent Transfer Date, that:

          a. Organization and Good Standing. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Seller.

          b. Authorization; Binding Obligations. The Seller has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and to create the Trust and cause it to make, execute, deliver and perform its obligations under this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and to cause the Trust to be created. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

          c. No Consent Required. The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

          d. No Violations. The execution, delivery and performance of this Agreement by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court or the Certificate of Incorporation or Bylaws of the


                                       3-1

     Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound.

          e. Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement, the Certificates or the Class C Certificate which, if adversely determined, would in the opinion of the Seller have a material adverse effect on the transactions contemplated by this Agreement.

          f. Licensing. The Seller is duly licensed in each state in which Loans were originated to the extent the Seller is required to be licensed by applicable law in connection with the origination and servicing of the Loans.

          g. Chief Executive Office. The Seller is incorporated under the laws of the State of Minnesota and its chief executive office is at 1100 Landmark Towers, 345 St. Peter Street, St. Paul, Minnesota 55102-1639.

          h. Absolute Sale. The Seller intends that the transfer of Loans constitute a complete and absolute sale, removing the Loans from the Seller's estate, for purposes of Section 541 of the United States Bankruptcy Code, as amended.

          i. No Default. The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or the consequences of which would materially and adversely affect its performance under this Agreement and under the other Transaction Documents. The Seller is not in default under any agreement involving financial obligations or on any outstanding obligation which would materially adversely impact the financial condition or operations of the Seller or legal documents associated with the transaction contemplated by this Agreement or the other Transaction Documents.

          j. No Material Adverse Change. To the best knowledge of the Seller, there has been no material adverse change in any information submitted by the Seller in writing to the Certificate Insurer with respect to the transactions contemplated by this Agreement (unless such information was subsequently supplemented in writing).

          k. Non-consolidation. For so long as Green Tree Finance Corp.--Two ("GTFC2") is the Class C Certificateholder, the Seller covenants that:

               (i) it will at all times hold out to the public, including the respective creditors of the Seller and GTFC2, that each is a separate entity from the other. The Seller and GTFC2 will not share a common logo. The Seller will not hold out or consider GTFC2 as a department or division of the Seller.


                                       3-2

               (ii) Other than the payment of certain of the organizational expenses of GTFC2 by the Seller, GTFC2 will be responsible for the payment of all its losses, obligations and expenses, and it will be adequately capitalized to conduct its business.

               (iii) All transactions and dealings between the Seller and GTFC2 will be on such terms and conditions as would be generally available to entities unaffiliated with the Seller in comparable transactions. All such transactions have been and will be made only with prior approval of GTFC2's Board of Directors, at arm's length, in good faith, and without the intent to hinder, delay or defraud creditors of either entity, and transfers between the Seller and GTFC2 will not be made if the party making the transfer is insolvent or would be rendered insolvent by the transfer.

               (iv) Following the issuance of the Certificates, the Seller will disclose all material transactions associated with the transaction in communications to its shareholders and in public announcements which will disclose the separate corporate identity of GTFC2 and that the assets of GTFC2 will not be available for payment of creditors' claims in the event of the insolvency of the Seller.

               (v) GTFC2 will comport itself in a manner consistent with the factual assumptions contained in the "nonconsolidation opinion" of Briggs and Morgan, Professional Association, dated June 28, 2000 rendered in connection with the issuance of the Certificates.

     SECTION 3.02. Representations and Warranties Regarding Each Loan. The Originator has made the following representations and warranties to the Seller in the Transfer Agreement, which representations and warranties the Seller has assigned to the Trustee for the benefit of the Certificateholders and the Class C Certificateholder and the Certificate Insurer, as of the Closing Date with respect to each Loan identified on the List of Loans attached to this Agreement as Exhibit L and as of each Subsequent Transfer Date with respect to each Subsequent Loan identified on the List of Loans attached to the related Subsequent Transfer Instrument:

          a. List of Loans. The information set forth in the List of Loans is true and correct as of its date.

          b. Payments. No scheduled payment due under the Loan was delinquent over 30 days as of the Cut-off Date if an Initial Loan or 30 days as of the related Cut-off Date or Subsequent Cut-off Date, if an Additional Loan or a Subsequent Loan.

          c. Costs Paid and No Waivers. The terms of the Loan have not been waived, altered or modified in any respect, except by instruments or documents identified in the Loan File. All costs, fees and expenses incurred in making, closing and perfecting the lien of the Loan have been paid. The subject real property has not been released from the lien of such Loan.


                                       3-3

          d. Binding Obligation. The Loan is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally.

          e. No Defenses. The Loan is not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Loan or the exercise of any right thereunder will not render the Loan unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

          f. Insurance Coverage. The Originator has been named as an additional insured party under any hazard insurance on the property described in the Loan, to the extent required by the Originator's underwriting guidelines. If upon origination of the Loan, the property securing the Loan was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and if flood insurance was required by federal regulation and such flood insurance has been made available in the locale where the property is located), the property is covered by a flood insurance policy of the nature and in an amount which is consistent with the servicing standard set forth in Section 5.02.

          g. Combined LTV. The Combined LTV for the Loan is not greater than 100%.

          h. Lawful Assignment. The Loan was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer of the Loan under this Agreement or pursuant to transfers of the Certificates or Class C Certificate unlawful or render the Loan unenforceable. The Originator has duly executed a valid blanket assignment of the Loans transferred to the Seller, and has transferred all its right, title and interest in such Loans, including all rights the Originator may have against the originating lender with respect to Loans originated by a lender other than the Originator, to the Seller. The blanket assignment, any and all documents executed and delivered by the Originator pursuant to Sections 2.01(b) and 2.03(b), and this Agreement each constitutes the legal, valid and binding obligation of the Originator enforceable in accordance with its respective terms.

          i. Compliance with Law. At the date of origination of the Loan, all requirements of any federal and state laws, rules and regulations applicable to the Loan, including, without limitation, usury and truth in lending laws, have been complied with and the Originator shall for at least the period of this Agreement, maintain in its possession, available for the Trustee's inspection, and shall deliver to the Trustee upon demand, evidence of compliance with all such requirements.


                                       3-4

          j. Loan in Force. The Loan has not been satisfied or subordinated in whole or in part or rescinded, and the real estate securing such Loan has not been released from the lien of such Loan in whole or in part.

          k. Valid Lien. The Loan has been duly executed and delivered by the Obligor, and the lien created thereby has been duly recorded, or has been delivered to the appropriate governmental authority for recording and will be duly recorded within 180 days, and constitutes a valid and perfected first, second or third priority lien, as the case may be, on the real estate described in such Loan.

          l. Capacity of Parties. The signature(s) of the Obligor(s) on the Loan are genuine and all parties to the Loan had full legal capacity to execute the Loan.

          m. Good Title. The Originator is the sole owner of the Loan and has the authority to sell, transfer and assign such Loan to the Seller under the terms of the Transfer Agreement. There has been no assignment, sale or hypothecation of the Loan by the Originator except the usual past hypothecation of the Loan in connection with the Originator's normal banking transactions in the conduct of its business, which hypothecation terminates upon sale of the Loan to the Seller. The Originator has good and marketable title to the Loan, free and clear of any encumbrance, equity, loan, pledge, charge, claim, lien or encumbrance of any type and has full right to transfer the Loan to the Seller.

          n. No Defaults. As of the applicable Cut-off Date, there was no default, breach, violation or event permitting acceleration existing under the Loan and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Loan (except payment delinquencies permitted by clause (b) above). The Originator has not waived any such default, breach, violation or event permitting acceleration except payment delinquencies permitted by clause (b) above.

          o. Equal Installments. The Loan provides for monthly payments (except, in the case of a Balloon Loan, for the final monthly payment of such Loan) which fully amortize the Loan over its term.

          p. [Reserved].

          q. One Original. There is only one original executed promissory note, which promissory note has been delivered to the Trustee or its Custodian on or before the Closing Date or Subsequent Transfer Date if a Subsequent Loan.

          r. Genuine Documents. All documents submitted are genuine, and all other representations as to the Loan, including the List of Loans, are true and correct. Any copies of documents provided by the Originator are accurate and complete (except that, if the Loan was originated by a lender other than the Originator, the Originator makes such representation and warranty only to the best of the Originator's knowledge).


                                       3-5

          s. Origination. The Loan was originated by a home equity lender in the ordinary course of such lender's business or was originated by the Originator directly.

          t. Underwriting Guidelines. The Loan was originated or purchased in accordance with the Originator's then-current underwriting guidelines.

          u. Good Repair. The property described in the Loan is, to the best of the Originator's knowledge, free of damage and in good repair.

          v. Qualified Mortgage. The Loan is a "qualified mortgage" within the meaning of the REMIC Provisions. The Originator represents and warrants that, either as of (i) the date of origination (within the meaning of the REMIC Provisions) or (ii) the Closing Date or, if a Subsequent Loan, the Subsequent Transfer Date, the fair market value of the interest in real property securing the Loan was not less than 80% of the "adjusted issue price" (in each case within the meaning of the REMIC Provisions) of such Loan.

          w. Title Insurance. The Loan is covered by an American Land Title Association lender's title insurance policy.

          x. Prepayment Term. No Prepayment Charges are payable under the Loan after the 60th month following the origination date of the Loan.

          y. No Government Loans. No Obligor is the United States government or an agency, authority, instrumentality or other political subdivision of the United States government.

          z. Consolidation of Advances. Any advances made after the date of origination of the Loan but prior to the Cutoff Date have been consolidated with the outstanding principal amount secured by the related mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the List of Loans. The consolidated principal amount does not exceed the original principal amount of the Loan. The Loan does not obligate the Servicer to make future advances to the Obligor at the option of the Obligor.

          aa. Condemnation. There is no proceeding pending or threatened for the total or partial condemnation of the real property that is described in the Loan, nor is such a proceeding currently occurring.

          bb. Encroachments. Any improvements which were included for the purposes of determining the appraised value of any real property securing the Loan are wholly within the boundaries and building restriction lines of such real property, and no improvements on adjoining properties encroach upon such real property.

          cc. Zoning. No improvement located on or part of any real property that is described in the Loan is in violation of any applicable zoning law or regulation, and all


                                      3-6
     inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and such property is lawfully occupied under the applicable law.

          dd. Deeds of Trust. If the Loan constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Loan, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the related Obligor.

          ee. Remedies. The Loan contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related property of the benefits of the security, including (i) in the case of a mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption, other than any applicable redemption rights available to the related Obligor, which would materially interfere with the right to sell the related property at a trustee's sale or the right to foreclose the related mortgage.

          ff. Appraisal. The Loan was, to the extent required by the Originator's underwriting guidelines, originated based upon a full appraisal, which included an interior inspection of the subject property by a qualified appraiser, duly appointed by the Originator, who had no interest, direct or indirect in the related real property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Loan.

          gg. Hazardous Substances. The Originator has no actual knowledge that there exist any hazardous substances, hazard wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, on any real property described in the Loan.

          hh. Ground Lease. With respect to any real property described in the Loan subject to a ground lease (i) the current ground lessor has been identified and all ground rents which have previously become due and owing have been paid, (ii) the ground lease term extends, or is automatically renewable, for at least five years beyond the maturity date of the Loan,
     (iii) the ground lease has been duly executed and recorded, (iv) the amount of the ground rent and any increases therein are clearly identified in the lease and are for predetermined amounts at predetermined times, (v) the ground rent payment is included in the Obligor's monthly payment as an expense item in determining the qualification of the borrower for the Loan,
     (vi) the Originator has the right to cure defaults on the ground lease, and
     (vii) the terms and conditions of the leasehold do not prevent the free and absolute marketability of the property.


                                       3-7

          ii. Defaults on Prior Liens. The Originator has not received notice of default of any prior mortgage loan secured by any real property described in the Loan which default has not been cured by a party other than the Originator.

          jj. Certain Advances. The Originator has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of any real property described in the Loan or the Obligor, directly or indirectly, for the payment of any amount required by any Loan.

          kk. Review of the Loan File. The Originator has reviewed all of the documents constituting the Loan File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein.

          ll. Knowledge of Certain Facts. The Originator has no knowledge of any circumstances or conditions not reflected in the representations set forth herein, or in the Loan File with respect to the Loan, the related real property or the related Obligor which, in the Originator's opinion, could reasonably be expected to affect materially and adversely the value of related real property, the marketability of the Loan, or cause the Loan to become delinquent or otherwise in default.

          mm. Manufactured Home. The Loan is not a loan in respect of a manufactured home or the land on which a manufactured home or manufactured home will be placed.

          nn. No Errors, Omissions, Etc. No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to the Loan has taken place on the part of any person, including without limitation the Obligor, any appraiser, any builder or developer, or any other party involved in the origination of the Loan or in the application of any insurance in relation to the Loan.

          oo. Servicing. The Loan has been serviced in accordance with all applicable laws and, to the best of the Originator's knowledge, no fraud or misrepresentation was committed by any Person in connection therewith.

          pp. Inspection. Upon completion of all home improvements in excess of $5,000, the real property securing such Loan was inspected by the Originator or its agents.

          qq. No Bankruptcies. The real property described in the Loan has not been subject to any bankruptcy proceeding or foreclosure proceeding to which the Obligor was a party, and the Obligor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Obligor which would interfere with the right to sell the real property at a trustee's sale or the right to foreclose the related mortgage. The Obligor has not notified the Originator, and the Originator has no knowledge of, any relief requested or allowed to the Obligor under the Soldier's and Sailors' Civil Relief Act of 1940, as amended.


                                       3-8
          rr. Certain Disclosure Statements. Each Obligor has executed a statement to the effect that it has received all disclosure materials required by applicable law with respect to the making of fixed rate mortgage loans and rescission materials with respect to home improvement loans, and such statement will be retained.

     SECTION 3.03. Additional Representations and Warranties. The Seller hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Class C Certificateholder and the Certificate Insurer, as of the Closing Date with respect to each Loan identified on the List of Loans attached to this Agreement as Exhibit L and as of each Subsequent Transfer Date with respect to each Subsequent Loan identified on the List of Loans attached to the related Subsequent Transfer Instrument:

          a. Lawful Assignment. The Loan was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer of the Loan under this Agreement or pursuant to transfers of the Certificates or Class C Certificate unlawful or render the Loan unenforceable. The Seller has duly executed a valid blanket assignment of the Loans transferred to the Trust, and has transferred all its right, title and interest in such Loans. The blanket assignment, any and all documents executed and delivered by the Seller pursuant to Sections 2.01(b) and 2.03(b), and this Agreement each constitutes the legal, valid and binding obligation of the Seller enforceable in accordance with its respective terms.

          b. Good Title. The Seller is the sole owner of the Loan and has the authority to sell, transfer and assign such Loan to the Trust under the terms of this Agreement. There has been no assignment, sale or hypothecation of the Loan by the Seller. The Seller has good and marketable title to the Loan, free and clear of any encumbrance, equity, loan, pledge, charge, claim, lien or encumbrance of any type and has full right to transfer the Loan to the Trust.

     SECTION 3.04. Representations and Warranties Regarding the Loans in the Aggregate. The Originator has represented and warranted to the Seller in the Transfer Agreement, which representations and warranties the Seller has assigned to the Trustee for the benefit of the Certificateholders and the Class C Certificateholder, as of the Closing Date with respect to the Initial Loans and Additional Loans, and as of each Subsequent Transfer Date with respect to the related Subsequent Loans, that:

          a. Amounts. As of the Closing Date, the sum of the Cut-off Date Pool Principal Balance, plus the Original Pre-Funded Amount, equals at least the Original Aggregate Certificate Principal Balance. By Cut-off Date Principal Balance, the Initial Loans and Additional Loans plus the Subsequent Loans specifically identified as of the Closing Date represent at least 75% of the Original Aggregate Certificate Principal Balance.

          b. Characteristics. The Loans have the following characteristics: (i) 100% are secured by a mortgage, deed of trust or security deed creating a first, second or third lien on the related real estate; (ii) none has a remaining or original maturity of more than


                                       3-9

     360 months; (iii) no Initial Loan has a final scheduled payment date later than May 2030, no Additional Loan has a final scheduled payment date later than June 2030 and no Subsequent Loan has a final scheduled payment date later than September 2030; (iv) none had a principal balance at origination of more than $370,000; and (v) none of the Initial or Additional Loans has a Loan Interest Rate less than 7.03%.

          LTV. The weighted average (by Scheduled Principal Balance) Combined LTV of the Loans as of the Post-Funding Payment Date will not be more than 200 basis points more than such ratio with respect to the Initial Loans.

          Loan Interest Rate. The weighted average (by Scheduled Principal Balance) of the Loan Interest Rates of the Loans as of the Post-Funding Payment Date will not be more than 25 basis points less than the weighted average of the Loan Interest Rates of the Initial Loans.

          Underwriting Criteria. The percentage (by Scheduled Principal Balance) of the Loans as of the Post-Funding Payment Date which are identified by the Originator under its standard underwriting criteria as "B," "C," and "D" credits will not be more than 300 basis points, 200 basis points, and 100 basis points, respectively, more than the percentage of Initial Loans identified as "B," "C," and "D" credits.

          Lien Priority. 75.65% (by Scheduled Principal Balance) of the Initial Loans are secured by a first priority lien, 24.09% by a second priority lien and 0.26% by a third priority lien. As of the Post-Funding Payment Date, the percentage of the Loans secured by a second priority lien is not more than 27.00% and not more than 0.70% are secured by a third priority lien.

          Debt Consolidation. The percentage (by Scheduled Principal Balance) of the Loans as of the Closing Date which are identified by the Originator as debt consolidation loans is 22.96%. As of the Subsequent Transfer Date, such percentage of debt consolidation loans will not be greater than 27.00%.

          Debt-to-Income. The weighted average (by Scheduled Principal Balance) of the debt-to-income ratio of the Loans as of the Post-Funding Payment Date will not be more than 44%.

          Owner-Occupied. The percentage (by Scheduled Principal Balance) of the Loans as of the Post-Funding Payment Date which are owner-occupied will be at least 97.00%.

          Single Family. The percentage (by Scheduled Principal Balance) of the Loans as of the Post-Funding Payment Date which are single family will be at least 90.00%.

          FICO Score. The percentage (by Scheduled Principal Balance) of the Loans as of the Post-Funding Payment date which have FICO scores below 620 is no more than 47.5%.


                                      3-10

          c. Geographic Concentrations. By Cut-off Date Principal Balance, 10.76% of the Initial and Additional Loans are secured by property located in California, 6.30% in New York, 5.77 % in Florida and 5.56% in Michigan. No other state represents more than 5% of the aggregate Cut-off Date Principal Balances of the Initial and Additional Loans.

          No more than 1% of the Loans by Cut-off Date Principal Balance are secured by property located in an area with the same five-digit zip code.

          d. Marking Records. The Originator has caused the portions of the Electronic Ledger relating to the Loans to be clearly and unambiguously marked to indicate that such Loans constitute part of the Trust and are owned by the Trust in accordance with the terms of the Trust created hereunder.

          e. No Adverse Selection. No adverse selection procedures have been employed in selecting the Loans.

          f. Lender Concentration. No more than 5.0% of the Loans, by Cut-off Date Principal Balance, were originated by any one lender (other than the Originator).

          g. Home Ownership and Equity Protection Act. With respect to any Loan subject to the Home Ownership and Equity Protection Act of 1994, each such Loan has been originated and serviced in compliance with the provisions thereof.

     SECTION 3.05. Representations and Warranties Regarding the Loan Files. The Originator has represented and warranted to the Seller in the Transfer Agreement, which representations and warranties the Seller has assigned to the Trustee for the benefit of the Certificateholders and the Class C
Certificateholder that:

          a. Possession. On the Closing Date, the Trustee or a Custodian will have possession of each original Initial Loan and Additional Loan and the related Loan File. On each Subsequent Transfer Date, the Originator will have possession of each original Subsequent Loan being transferred to the Trust on that Subsequent Transfer Date and the related Loan File. There are and there will be no custodial agreements or servicing contracts in effect materially and adversely affecting the rights of the Originator to make, or cause to be made, any delivery required hereunder or under the Transfer Agreement.

          b. Bulk Transfer Laws. The transfer, assignment and conveyance of the Loans and the Loan Files by the Originator pursuant to the Transfer Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.


                                      3-11

     SECTION 3.06. Repurchases of Loans for Breach of Representations and Warranties.

          a. Subject to Section 3.07, the Originator shall repurchase a Loan, at its Repurchase Price, not later than 90 days after the day on which the Originator, the Servicer, the Certificate Insurer, the Seller or the Trustee first discovers, or the Originator or the Servicer should have discovered, a breach of a representation or warranty set forth in Sections 2.03, 3.02, 3.03, 3.04 or 3.05, or in an Officer's Certificate delivered pursuant to Sections 2.02(j), 2.03(b)(vii), 2.06(ii) or 3.06(b)(vi), that materially and adversely affects the Trust's, the Certificate Insurer's, the Certificateholders' or the Class C Certificateholder's interest in such Loan and which breach has not been cured within such time; provided, however, that (i) in the event that a party other than the Originator first becomes aware of such breach, such discovering party shall notify the Originator in writing within 5 Business Days of the date of such discovery,
     (ii) with respect to any Loan incorrectly described on the List of Loans with respect to Cut-off Date Principal Balance, which the Originator would otherwise be required to repurchase pursuant to this Section, the Originator may, in lieu of repurchasing such Loan, deliver to the Seller for deposit in the Certificate Account within 90 days from the date of such discovery cash in an amount sufficient to cure such deficiency or discrepancy, plus interest, at the Loan Interest Rate, on the amount of such deficiency, from the Cut-off Date to the date of deposit, and (iii) any repurchase of Loans as a result of the breach of a representation and warranty set forth in Section 3.03 shall be without adverse selection of Loans, as determined by the Certificate Insurer. Any such cash so deposited shall be distributed to Certificateholders and the Class C Certificateholder on the immediately following Payment Date as a collection of principal or interest on such Loan, according to the nature of the deficiency or discrepancy. Notwithstanding any other provision of this Agreement, the obligation of the Originator under this Section shall not terminate upon a Service Transfer pursuant to Article VII.

          b. On or prior to the date that is the second anniversary of the Closing Date, the Originator may, at its election, substitute an Eligible Substitute Loan for a Loan that it is obligated to repurchase pursuant to
     Section 3.06(a) (such Loan being referred to as the "Replaced Loan") upon satisfaction of the following conditions:

               (i) the Originator shall have conveyed to the Seller the Loan to be substituted for the Replaced Loan and the Loan File related to such Loan and the Originator shall have marked the Electronic Ledger indicating that such Loan constitutes part of the Trust;

               (ii) the Loan to be substituted is an Eligible Substitute Loan and the Originator delivers an Officer's Certificate, substantially in the form of Exhibit J-2 hereto, to the Trustee certifying that such Loan is an Eligible Substitute Loan;

               (iii) the Originator shall have delivered to the Trustee evidence of filing of a UCC-1 financing statement executed by the Originator as debtor, naming the Seller as secured party and filed in Minnesota, listing such Loan to be substituted as collateral;

               (iv) the Originator shall have delivered to the Trustee an Opinion of Counsel (a) to the effect that the substitution of such Loan for such Replaced Loan will not cause the Trust to fail to qualify as a REMIC at any time under then applicable REMIC


                                      3-12

          Provisions or cause any "prohibited transaction" that will result in the imposition of a tax under such REMIC Provisions and (b) to the effect of paragraph 11 of Exhibit F hereto;

               (v) if the Scheduled Principal Balance of such Replaced Loan is greater than the Scheduled Principal Balance of the Loan to be substituted, the Originator shall have delivered to the Seller for deposit in the Certificate Account the amount of such excess and shall have included in the Officer's Certificate required by clause (ii) above a certification that such deposit has been made; and

               (vi) the Certificate Insurer shall have acknowledged that the Loan to be substituted as an Eligible Substitute Loan, as represented by the Originator, satisfies the Certificate Insurer's criteria for its inclusion in the Trust.

          Upon satisfaction of such conditions, the Trustee shall add such Loan to be substituted to, and delete such Replaced Loan from, the List of Loans. Such substitution shall be effected prior to the first Determination Date that occurs more than 90 days after the Originator becomes aware, or should have become aware, or receives written notice from the Trustee, of the breach referred to in Section 3.06(a). Promptly after any such substitution of a Loan, the Originator shall give written notice of such substitution to the Rating Agencies.

          c. If the Originator is required to repurchase a Loan under Section 3.06(a) or has elected to substitute an Eligible Substitute Loan for a Loan under Section 3.06(b), and if the reason for such repurchase or substitution is that the Originator has failed to deliver to the Trustee the Loan File for the Loan to be repurchased or substituted for (except in the case of a failure to deliver evidence of the lien on the related improved property and evidence of due recording of such mortgage, deed of trust or security deed, if available), then, notwithstanding the time periods set out in Sections 3.06(a) and 3.06(b), the Originator shall either (i) repurchase such Loan, at its respective Repurchase Price, within 30 days of the Closing Date, or (ii) substitute an Eligible Substitute Loan for the Loan within 90 days of the Closing Date.

          d. The Originator shall defend and indemnify the Seller, the Trustee, the Certificate Insurer, the Certificateholders, and the Class C Certificateholder against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of any third-party action arising out of any breach of any such representation and warranty.

     SECTION 3.07. No Repurchase Under Certain Circumstances. Notwithstanding any provision of this Agreement to the contrary, no repurchase or substitution pursuant to Section 3.06 shall be made unless the Originator (at its own expense) obtains for the Trustee an Opinion of Counsel addressed to the Trustee that any such repurchase or substitution would not, under the REMIC Provisions,
(i) cause the Trust to fail to qualify as a REMIC while any regular interest in such REMIC is outstanding, (ii) result in a tax on prohibited transactions within the meaning of Section 860F(a)(2) of the Code or (iii) constitute a contribution after the startup day subject to tax under Section 860G(d) of the Code. The Originator diligently shall attempt to obtain such Opinion of Counsel. In the case of a repurchase or deposit pursuant to Section 3.06(a) or (b), the Originator shall, notwithstanding the absence of such opinion as to the imposition of any tax as


                                      3-13
the result of such purchase or deposit, repurchase such Loan or make such deposit and shall guarantee the payment of such tax by paying to the Trustee the amount of such tax not later than five Business Days before such tax shall be due and payable to the extent that amounts previously paid over to and then held by the Trustee pursuant to Section 6.06 are insufficient to pay such tax and all other taxes chargeable under Section 6.06. Pursuant to Section 6.06, the Servicer is hereby directed to withhold, and shall withhold and pay over to the Trustee, an amount sufficient to pay such tax and any other taxes imposed on "prohibited transactions" under Section 860F(a)(i) of the Code or imposed on "contributions after startup date" under Section 860G(d) of the Code from amounts otherwise distributable to the Class C Certificateholder. The Servicer shall give notice to the Trustee at the time of such repurchase of the amounts due from the Originator pursuant to the guarantee of the Originator described above and give notice as to who should receive such payment.

     The Trustee shall have no obligation to pay any such amounts pursuant to this Section other than from moneys provided to it by the Originator or from moneys held in the funds and accounts created under this Agreement. The Trustee shall be deemed conclusively to have complied with this Section if it follows the directions of the Originator.

     In the event any tax that is guaranteed by the Originator pursuant to this
Section 3.07 is refunded to the Trust or otherwise is determined not to be payable, the Originator shall be repaid the amount of such refund or that portion of any guarantee payment made by the Originator that is not applied to the payment of such tax.


                                      3-14

                                   ARTICLE IV

           PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS
           -----------------------------------------------------------

     SECTION 4.01. Transfer of Loans.

          a. On or prior to the Closing Date, or the Subsequent Transfer Date in the case of Subsequent Loans, the Originator shall deliver the Loan Files to the Trustee. The Trustee shall maintain the Loan Files at its office or with a duly appointed Custodian, who shall act as the agent of the Trustee on behalf of the Certificateholders. The Trustee may release a Loan File to the Servicer pursuant to Section 5.07. The Originator has filed a form UCC-1 financing statement regarding the sale of the Loans to the Seller, and shall file continuation statements in respect of such UCC-1 financing statement as if such financing statement were necessary to perfect the security interest granted pursuant to Section 2.01. The Originator shall take any other actions necessary to maintain the perfection of such security interest.

          b. The Originator has delivered to the Trustee and the Certificate Insurer an Opinion of Counsel to the effect that the execution and recording of the assignments of the mortgages, deeds of trust and security deeds securing the Loans is not necessary, in any jurisdiction other than the State of Maryland, to effect the assignment to the Trustee of the Originator's lien on the real property securing each Loan. The Originator will, or will cause the Trustee, at the Originator's expense, to file in the appropriate recording offices within 60 days of the Closing Date, each mortgage, deed of trust and security deed that encumbers real property located in Maryland.

          c. Notwithstanding the delivery of the Opinion of Counsel referred to in Section 4.01(b), the Originator, as Servicer, and at its expense, will, or will cause the Trustee to, deliver to the appropriate recording office, an assignment of each mortgage, deed of trust and security deed securing a Loan for recording within ten (10) Business Days after the earlier to occur of (i) a Service Transfer, (ii) a Servicer Termination Event, and (iii) an Event of Default under the Insurance Agreement.

     SECTION 4.02. Costs and Expenses. The Originator, as Servicer, agrees to pay all reasonable costs and disbursements in connection with the vesting (including the perfection and the maintenance of perfection, as against all third parties) in the Trust of all right, title and interest in and to the Loans (including, without limitation, the mortgage or deed of trust on the related real estate granted thereby).


                                       4-1

                                    ARTICLE V

                               SERVICING OF LOANS
                               ------------------

     SECTION 5.01. Responsibility for Loan Administration. The Servicer will have the sole obligation to manage, administer, service and make collections on the Loans and perform or cause to be performed all contractual and customary undertakings of the holder of the Loans to the Obligor. Conseco Finance Corp., if it is the Servicer, may delegate some or all of its servicing duties to a wholly owned subsidiary of Conseco Finance Corp., for so long as such subsidiary remains, directly or indirectly, a wholly owned subsidiary of Conseco Finance Corp. Notwithstanding any such delegation Conseco Finance Corp. shall retain all of the rights and obligations of the Servicer hereunder. The Trustee, at the request of a Servicing Officer, shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. Conseco Finance Corp. is hereby appointed the Servicer until such time as any Service Transfer shall be effected under Article VII.

     SECTION 5.02. Standard of Care. In managing, administering, servicing and making collections on the Loans pursuant to this Agreement, the Servicer will exercise that degree of skill and care consistent with the highest degree of skill and care that the Servicer exercises with respect to similar loans (including manufactured housing contracts) serviced by the Servicer; provided, however, that such degree of skill and care shall be at least as favorable as the degree of skill and care generally applied by prudent servicers of home equity loans for prudent institutional investors.

     SECTION 5.03. Records. The Servicer shall, during the period it is servicer hereunder, maintain such books of account and other records as will enable the Trustee to determine the status of each Loan.

     SECTION 5.04. Inspection.

          a. At all times during the term hereof, the Servicer shall afford the Trustee and the Certificate Insurer and their authorized agents reasonable access during normal business hours to the Servicer's records relating to the Loans, which have not previously been provided to the Trust, and will cause its personnel to assist in any examination of such records by the Trustee, the Certificate Insurer or their authorized agents. The examination referred to in this Section will be conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination the Trustee or the Certificate Insurer may make, the Trustee and the Certificate Insurer may, using generally accepted audit procedures, verify the status of each Loan and review the Electronic Ledger and records relating thereto for conformity to Monthly Reports prepared pursuant to
     Article VI and compliance with the standards represented to exist as to each Loan in this Agreement.


                                       5-1

          b. At all times during the term hereof, the Servicer shall keep available a copy of the List of Loans at its principal executive office for inspection by the Trustee, the Certificate Insurer, the Certificateholders and the Class C Certificateholders.

          c. A Certificateholder holding Certificates representing in the aggregate at least 5% of the Aggregate Certificate Principal Balance shall have the rights of inspection afforded to the Trustee pursuant to this
     Section 5.04.

     SECTION 5.05. Certificate Account.

          a. On or before the Closing Date, the Servicer shall establish the Certificate Account on behalf of the Trust, which shall be an Eligible Account. The Servicer shall pay into the Certificate Account, as promptly as practicable (but not later than the next Business Day) following receipt thereof, all amounts received with respect to the Loans, including Prepayment Charges, but excluding Ancillary Income, which Ancillary Income shall be retained by the Servicer as compensation for servicing the Loans, and excluding Liquidation Expenses and Maintenance Expenses permitted by
     Section 5.08. The Trustee shall hold all amounts paid into the Certificate Account under this Agreement in trust for the Trustee, the Certificateholders and the Class C Certificateholder until payment of any such amounts is authorized under this Agreement. Only the Trustee may withdraw funds from the Certificate Account.

          b. If the Servicer so directs, the institution maintaining the Certificate Account shall, in the name of the Trustee in its capacity as such, invest the amounts in the Certificate Account in Eligible Investments that mature not later than one Business Day prior to the next succeeding Payment Date. Any investment of funds in the Certificate Account shall be made in Eligible Investments held by a financial institution in accordance with the following requirements: (1) all Eligible Investments shall be held in an account with such financial institution in the name of the Trustee, and the agreement governing such account shall be governed by the laws of the State of Minnesota, (2) with respect to securities held in such account, such securities shall be (i) certificated securities (as such term is used in N.Y. U.C.C. ss. 8-102(4)(i)), securities deemed to be certificated securities under applicable regulations of the United States government, or uncertificated securities issued by an issuer organized under the laws of the State of New York or the State of Delaware, (ii) either (A) in the possession of such institution, (B) in the possession of a clearing corporation (as such term is used in Minn. Stat. ss. 8-102(5)) in the State of New York, registered in the name of such clearing corporation or its nominee, not endorsed for collection or surrender or any other purpose not involving transfer, not containing any evidence of a right or interest inconsistent with the Trustee's security interest therein, and held by such clearing corporation in an account of such institution, (C) held in an account of such institution with the Federal Reserve Bank of New York or the Federal Reserve Bank of Minneapolis, or (D) in the case of uncertificated securities, issued in the name of such institution, and (iii) identified, by book entry or otherwise, as held for the account of, or pledged to, the Trustee on the records of such institution, and such institution shall have sent the Trustee a confirmation thereof, and (3) with respect to repurchase obligations held in such account, such repurchase obligations shall be identified by such institution, by book entry or otherwise, as held for the account of, or pledged to, the Trustee on the records of such institution, and the related securities shall be held in accordance with the requirements of clause (2) above. Once such funds are invested, such


                                       5-2
     institution shall not change the investment of such funds. All income and gain from such investments shall be added to the Certificate Account and distributed on such Payment Date pursuant to Section 8.04(b). An amount equal to any net loss on such investments shall be deposited in the Certificate Account by the Seller out of its own funds immediately as realized. The Servicer and the Trustee shall in no way be liable for losses on amounts invested in accordance with the provisions hereof. Funds in the Certificate Account not so invested must be insured to the extent permitted by law by the Federal Deposit Insurance Corporation. "Eligible Investments" are any of the following:

               (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

               (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by, or federal funds sold by any depository institution or trust company (including the Trustee or any Affiliate of the Trustee, acting in its commercial capacity) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, the commercial paper or other short-term debt obligations of such depository institution or trust company are rated at least A-1+ by S&P and P-1 by Moody's (if rated by Moody's), and (B) any other demand or time deposit or certificate of deposit which is fully insured by the Federal Deposit Insurance Corporation;

               (iii) shares of an investment company registered under the Investment Company Act of 1940, whose shares are registered under the Securities Act of 1933 and have a rating of AAA by S&P and Aaa by Moody's, and whose only investments are in securities described in clauses (i) and (ii) above;

               (iv) repurchase obligations with respect to (A) any security described in clause (i) above or (B) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(A) above;

               (v) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which have a credit rating of at least AA from each of the Rating Agencies that has rated the corporation; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the corpus of the Trust to exceed 10% of amounts held in the Certificate Account;

               (vi) commercial paper having a rating of at least A-1+ from S&P and at least P-1 from Moody's (if rated by Moody's) at the time of such investment;


                                       5-3

               (vii) money market funds rated at least AA by S&P and at least Aa2 by Moody's; and

               (viii) other obligations or securities that are approved by the Certificate Insurer in advance and in writing and are acceptable to each of the Rating Agencies as an Eligible Investment hereunder and will not reduce the rating assigned to any Class of Certificates by each of the Rating Agencies below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by each of the Rating Agencies, as evidenced in writing;

     provided that any such investment must constitute a "cash flow investment" within the meaning of the REMIC Provisions.

          The Trustee may trade with itself or an Affiliate in the purchase or sale of such Eligible Investments. The Servicer acknowledges that to the extent that regulations of the Comptroller of the Currency or other applicable regulatory agency grant the Servicer the right to receive brokerage confirmations of security transactions as they occur, the Servicer specifically waives receipt of such confirmations.

          c. If at any time the Trustee receives notice (from any of the Rating Agencies, the Servicer or otherwise) that the Certificate Account has ceased to be an Eligible Account, the Trustee shall, as soon as practicable but in no event later than five Business Days of the Trustee's receipt of such notice, transfer the Certificate Account and all funds and Eligible Investments therein to an Eligible Account. Following any such transfer, the Trustee shall notify each of the Rating Agencies and the Servicer of the location of the Certificate Account.

     SECTION 5.06. Enforcement.

          a. The Servicer shall, consistent with customary servicing procedures, act with respect to the Loans in such manner as will maximize the receipt of principal and interest on such Loans and Liquidation Proceeds with respect to Liquidated Loans.

          b. In accordance with the standard of care specified in Section 5.02, the Servicer may, in its own name, if possible, or as agent for the Trust, incur any Maintenance Expenses, commence proceedings for the foreclosure of any subject real estate, or may take such other steps that in the Servicer's reasonable judgment will maximize Liquidation Proceeds with respect to the Loan, including, for example, the sale of the Loan to a third party for foreclosure or enforcement and, in the case of any default on a related prior mortgage loan, the advancing of funds to correct such default and the advancing of funds to pay off a related prior mortgage loan, which advances are Liquidation Expenses that will be reimbursed to the Servicer out of related Liquidation Proceeds before the related Net Liquidation Proceeds are paid to Certificateholders and the Class C Certificateholder. The Servicer shall also deposit in the Certificate Account any Net Liquidation Proceeds received in connection with any Loan which became a Liquidated Loan in a prior Due Period.


                                       5-4

          c. The Servicer may sue to enforce or collect upon Loans, in its own name, if possible, or as agent for the Trust. If the Servicer elects to commence a legal proceeding to enforce a Loan, the act of commencement shall be deemed to be an automatic assignment of the Loan to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Loan on the ground that it is not a real party in interest or a holder entitled to enforce the Loan, the Trustee on behalf of the Trust shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Loan, including bringing suit in its name or the names of the Certificateholders and the Class C Certificateholder.

          d. The Servicer may grant to the Obligor on any Loan any rebate, refund or adjustment out of the Certificate Account that the Servicer in good faith believes is required because of the Principal Prepayment in Full of the Loan. The Servicer will not permit any rescission or cancellation of any Loan.

          e. The Servicer shall enforce any due-on-sale clause in a Loan if such enforcement is called for under its then current servicing policies for obligations similar to the Loans, provided that such enforcement is permitted by applicable law and will not adversely affect any applicable insurance policy. If an assumption of a Loan is permitted by the Servicer, upon conveyance of the related property the Servicer shall use its best efforts to obtain an assumption agreement in connection therewith.

          f. Any provision of this Agreement to the contrary notwithstanding, the Servicer shall not agree to the modification or waiver of any provision of a Loan, if such modification or waiver would both (i) be treated as a taxable exchange under Section 1001 of the Code or any proposed, temporary or final Treasury Regulations promulgated thereunder and (ii) cause the Trust to fail to qualify as a REMIC or cause the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions. No Loan may be modified, waived or extended more than twice during any 5 year period without the Certificate Insurer's prior written consent. The Servicer may not purchase any Loan from the Trust other than (i) pursuant to Section 3.06 or (ii) up to 5% of the Cut-off Date Pool Principal Balance in the order of the most delinquent, or (iii) with the prior written consent of the Certificate Insurer.

          g. The Servicer shall enforce any provision in a Loan for the payment of Prepayment Charges if such enforcement is permitted by applicable law and will not adversely affect any applicable insurance policy.

     SECTION 5.07. Trustee to Cooperate.

          a. Upon payment in full on any Loan, the Servicer will notify the Trustee and Conseco Finance Corp. (if Conseco Finance Corp. is not the Servicer) on the next succeeding Payment Date by certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Certificate Account pursuant to Section
     5.05 have been so deposited) and shall request delivery of the Loan and Loan File to the Servicer. Upon receipt of


                                       5-5
     such delivery and request, the Trustee shall promptly release or cause to be released such Loan and Loan File to the Servicer. Upon receipt of such Loan and Loan File, each of Conseco Finance Corp. (if different from the Servicer) and the Servicer is authorized to execute an instrument in satisfaction of such Loan and to do such other acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate any lien on the related real estate. The Servicer shall determine when a Loan has been paid in full; provided that, to the extent that insufficient payments are received on a Loan credited by the Servicer as prepaid or paid in full and satisfied, the shortfall shall be paid by the Servicer out of its own funds, without any right of reimbursement therefor (except from additional amounts recovered from the related Obligor or otherwise in respect of such Loan), and deposited in the Certificate Account.

          b. From time to time as appropriate for servicing and foreclosing in connection with a Loan, the Trustee shall, upon written request of a Servicing Officer and delivery to the Trustee of a receipt signed by such Servicing Officer, cause the original Loan and the related Loan File to be released to the Servicer and shall execute such documents as the Servicer shall deem necessary to the prosecution of any such proceedings. The Trustee shall stamp the face of each such Loan to be released to the Servicer with a notation that the Loan has been assigned to the Trustee. Upon request of a Servicing Officer, the Trustee shall perform such other acts as reasonably requested by the Servicer and otherwise cooperate with the Servicer in enforcement of the Certificateholders' and Class C Certificateholder's rights and remedies with respect to Loans.

          c. The Servicer's receipt of a Loan and/or Loan File shall obligate the Servicer to return the original Loan and the related Loan File to the Trustee when its need by the Servicer has ceased unless the Loan shall be liquidated or repurchased or replaced as described in Section 3.06 or
     Section 8.06.

     SECTION 5.08. Costs and Expenses. All costs and expenses incurred by the Servicer in carrying out its duties hereunder, including payment of all fees and expenses incurred in connection with the enforcement of Loans, foreclosure upon real estate securing Loans, all other fees and expenses not expressly stated hereunder to be for the account of the Trust or the Originator, and, while the Originator is Servicer, payment of the Trustee's fees pursuant to Section 11.06 and fees and expenses of accountants, shall be paid by the Servicer and the Servicer shall not be entitled to reimbursement hereunder, except as provided in
Section 7.03, Section 8.04(a), and Section 8.04(b)(14), and except that the Servicer shall be reimbursed for all Maintenance Expenses and out of the Liquidation Proceeds of a Liquidated Loan for customary out-of-pocket Liquidation Expenses incurred by it. The Servicer shall not incur such Liquidation Expenses unless it determines in its good faith business judgment that incurring such expenses will increase the Net Liquidation Proceeds on the related Loan.

     SECTION 5.09. Maintenance of Insurance. The Servicer shall at all times keep in force a policy or policies of insurance covering errors and omissions for failure to maintain insurance as required by this Agreement, and a fidelity bond. Such policy or policies and such fidelity bond shall be in such form and amount as is generally customary among persons who service a portfolio of home equity loans having an aggregate principal amount of $10,000,000 or more, and which are generally regarded as servicers acceptable to institutional investors. The Servicer


                                       5-6
shall cause to be maintained with respect to the real property securing a Loan hazard insurance (excluding flood insurance coverage) if such Loan is secured by a first priority mortgage, deed of trust or security deed or the initial principal balance of such Loan exceeds $30,000.

     SECTION 5.10. Merger or Consolidation of Servicer. Any Person into which the Servicer may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Servicer shall be a party shall be the successor of the Servicer hereunder, provided such Person shall be an Eligible Servicer, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall promptly notify each of the Rating Agencies in the event it is a party to any merger, conversion or consolidation.

     SECTION 5.11 Appointment of Servicer. The Servicer shall act as servicer under this Agreement, subject to the right of removal set forth in subsection 7.01, for an initial period commencing on the Closing Date and ending on the last day of the calendar quarter in which such Closing Date occurred, which period may be extended by the Certificate Insurer in its sole discretion for a succeeding quarterly period on December 31, March 31, June 30 and September 30 of each year as provided below (each such quarterly period for which the Servicer shall be designated to act as servicer hereunder, a "Term of Service"); provided that nothing in this Section shall prohibit the Certificate Insurer or the Trustee from removing the Servicer pursuant to Section 7.01(a). Notwithstanding the foregoing, the Certificate Insurer may, in its sole discretion, extend the period for which the Servicer is to act as such for a period in excess of one quarter (provided such extension shall be an additional one or more quarters), but any such extension shall be revocable at any time by the Certificate Insurer upon written notice delivered to the Trustee and the Servicer at least fifteen days prior to the expiration of the related quarterly period. Until such time as a Certificate Insurer Default shall have occurred and be continuing, the Trustee agrees that if as of the fifteenth day prior to the last day of a Term of Service, the Trustee shall not have received a notice extending the term of the Servicer from the Certificate Insurer, the Trustee shall, within five days thereafter, give written notice of such non-receipt to the Certificate Insurer.

     SECTION 5.12. Maintenance of Lien Interests in Real Property.

          (a) Consistent with the policies and procedures required by this Agreement or as directed by the Certificate Insurer, the Trustee or their respective counsel, the Servicer shall take such steps as are necessary to maintain perfection of the lien interest created by each Loan in the related real property on behalf of the Trust, including but not limited to obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-filing, and re-registering of all security agreements, financing statements, mortgages, deeds of trust, and continuation statements as are necessary to maintain the security interest granted by the Obligors under the respective Loans. In the event that the assignment of a Loan to the Trust is insufficient, without a notation on the related real estate's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the real estate is located, to perfect a security interest in the related real estate in favor of the Trust, the Servicer hereby


                                       5-7
     agrees that the Servicer's designation as the secured party on the certificate of title is in its capacity as agent of the Trust.

          (b) Upon the occurrence of a Servicer Termination Event, the Servicer shall take or cause to be taken such action as may, in the opinion of the Certificate Insurer, the Trustee, or their respective counsel, be necessary to perfect or re-perfect the lien interests in the real estate securing the Loans in the name of the Trustee by amending the title documents of real estate or by such other reasonable means as may, in the opinion of the Certificate Insurer, the Trustee, or their respective counsel, be necessary or prudent. The Servicer hereby agrees to pay all expenses related to such perfection or re-perfection and to take all action necessary therefor.

     SECTION 5.13. Covenants, Representations, and Warranties of Servicer. By its execution and delivery of this Agreement, the Servicer makes the following representations, warranties and covenants on which the Trustee relies in accepting the Loans and issuing the Certificates and on which the Certificate Insurer relies in issuing the Certificate Insurance Policy.

          (a) Liens in Force. The real estate securing each Loan shall not be released in whole or in part from the lien interest granted by the Loan, except upon payment in full of the Loan or as otherwise contemplated herein;

          (b) No Impairment. The Servicer shall do nothing to impair the rights of the Trustee, the Certificate Insurer, or the Certificateholders in the Loans, the Certificate Insurance Policy or the other property comprising the Trust Fund; and

          (c) No Amendments. The Servicer shall not extend or otherwise amend the terms of any Loan, except in accordance with Section 5.06.

     SECTION 5.14. Purchase of Loans Upon Breach of Covenant.

     Upon discovery by any of the Servicer, Certificate Insurer, or the Trustee of a breach of any of the covenants set forth in Section 5.12 or 5.13, the party discovering such breach shall give prompt written notice to the others; provided, however, that the failure to give any such notice shall not affect any obligation of the Servicer. Not later than the last day of the Due Period that is 90 days after its discovery or receipt of notice of any breach of any such covenant which materially and adversely affects the interests of the Certificateholders or the Trustee in any Loan (including any Liquidated Loan), the Servicer shall, unless it shall have cured such breach in all material respects, purchase from the Trust the Loan affected by such breach and pay the related Repurchase Price. It is understood and agreed that the obligation of the Servicer to purchase any Loan (including any Liquidated Loan) with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Servicer for such breach available to the Certificateholders, the Certificate Insurer, or the Trustee on behalf of the Certificateholders; provided, however, that the Servicer shall indemnify the Trustee, the Certificate Insurer, and the Certificateholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach.


                                       5-8

                                   ARTICLE VI

                             REPORTS AND TAX MATTERS
                             -----------------------

     SECTION 6.01. Monthly Reports. No later than one Business Day following each Determination Date, the Servicer shall deliver to the Trustee, the Certificate Insurer and the Rating Agencies a Monthly Report, substantially in the form of Exhibit M hereto.

     SECTION 6.02. Officer's Certificate. Each Monthly Report pursuant to
Section 6.01 shall be accompanied by a certificate of a Servicing Officer substantially in the form of Exhibit H, certifying the accuracy of the Monthly Report and that no Servicer Termination Event or event that with notice or lapse of time or both would become a Servicer Termination Event has occurred, or if such event has occurred and is continuing, specifying the event and its status.

     SECTION 6.03. Other Data. In addition, the Originator and (if different from the Originator) the Servicer shall, on request of the Trustee, the Certificate Insurer, or either of the Rating Agencies, furnish the Trustee, the Certificate Insurer, or any such Rating Agencies such underlying data as may be reasonably requested.

     SECTION 6.04. Annual Report of Accountants. On or before May 1 of each year, while the Originator is Servicer, commencing May 1, 2001, and within four months after the fiscal year end of any successor Servicer, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to deliver to the Trustee, the Certificate Insurer and the Rating Agencies a report that such firm has examined selected documents, records and management's assertions relating to loans serviced by the Servicer and stating that, on the basis of such examination, such servicing has been conducted in compliance with the minimum servicing standards identified in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers, or any successor uniform program, except for such significant exceptions or errors in records that, in the opinion of such firm, generally accepted attestation standards requires it to report.

     SECTION 6.05. Statements to Certificateholders and the Class C Certificateholder.

          a. The Servicer shall prepare and furnish to the Trustee the statements specified below relating to the Class A Certificates and the Class B Certificates on or before the third Business Day next preceding each Payment Date.

          b. Concurrently with each distribution to Certificateholders, the Trustee shall, so long as it has received the Monthly Report from the Servicer, forward or cause to be forwarded by mail to each Holder of a Class A Certificate and (if the Originator is not the Servicer) the Originator a statement setting forth the following:

               (i) the amount of such distribution to Holders of each Class of Class A Certificates allocable to interest, separately identifying any Unpaid Class A Interest Shortfall included in such distribution and any remaining Unpaid Class A Interest Shortfall after giving effect to such distribution;


                                       6-1

               (ii) the amount of such distribution to Holders of each Class of Class A Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

               (iii) the amount, if any, by which the Class A Formula Distribution Amount for such Payment Date exceeds the Class A Distribution Amount for such Payment Date;

               (iv) the Principal Balance of the Class A Certificate after giving effect to the distribution of principal on such Payment Date;

               (v) the Pool Scheduled Principal Balance for such Payment Date;

               (vi) the Senior Enhancement Percentage;

               (vii) the Pool Factor;

               (viii) the number and aggregate principal balances of Loans delinquent (a) 30-59 days, (b) 60-89 days and (c) 90 or more days;

               (ix) the aggregate principal balance of any Defaulted Loans (including Loans in foreclosure and REO);

               (x) the number and aggregate principal balance of Loans that have been granted extensions to their payment schedules;

               (xi) the Average Ninety-Day Delinquency Ratio Test (as set forth in Exhibit M hereto);

               (xii) the Cumulative Realized Losses Test (as set forth in Exhibit M hereto);

               (xiii) the number of Liquidated Loans, their aggregate unpaid principal balance (separately identifying the unpaid principal balance of all REO), and the Net Liquidation Loss on such Loans;

               (xiv) the Pre-Funded Amount for such Payment Date;

               (xv) the amount of any payment by the Certificate Insurer under the Certificate Insurance Policy and any reimbursement paid to the Certificate Insurer; and

               (xvi) if a Trigger Event, Servicer Termination Trigger Event or an Overcollateralization Trigger Event exists, an explanation of the relevant facts;

               (xvii) the Overcollateralization Amount, after giving effect to distributions of principal on such Payment Date, and the Target Overcollateralization Amount; and


                                       6-2

               (xviii) the Prepayment Charges collected or waived and, if waived, an identification of the related Loan.

          The Trustee and the Servicer shall, if any Certificateholder, Class C Certificateholder or Underwriter inquires by telephone, provide the information contained in the most recent Monthly Report.

          In the case of information furnished pursuant to clauses (i) through
     (iv) above, the amounts shall be expressed as a dollar amount per Class A Certificate with a 1% Percentage Interest or per $1,000 denomination of Class A Certificate.

          Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class A Certificate a statement containing the information with respect to interest accrued and principal paid on its Class A Certificates during such calendar year. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

          c. [RESERVED]

          d. [RESERVED]

          e. On each Payment Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class B-1 Certificate a copy of the monthly statements forwarded to the Holders of Class A Certificates on such Payment Date. The Servicer shall also furnish to the Trustee, which shall forward such information to the Class B-1 Certificateholders as part of their monthly statement, the following information:

               (i) the amount of such distribution to Holders of Class B-1 Certificates allocable to interest, separately identifying with respect to each Class of Class B-1 Certificates any Unpaid Class B-1 Interest Shortfall included in such distribution and any remaining Unpaid Class B-1 Interest Shortfall after giving effect to such distribution;

               (ii) the amount of such distribution to Holders of Class B-1 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

               (iii) the amount, if any, by which the Class B-1 Formula Distribution Amount for such Payment Date exceeds the Class B-1 Distribution Amount for such Payment Date;

               (iv) the Class B-1 Principal Balance after giving effect to the distribution of principal on such Payment Date;


                                       6-3

               (v) the Unpaid Class B-1 Liquidation Loss Interest Shortfall after giving effect to any distribution on such Payment Date pursuant to Section 8.04(b)(8)(ii); and

               (vi) the information set forth in clauses (v) through (xviii) of
          Section 6.05(b).

          In the case of the information in clauses (i) through (v) above, the amounts shall be expressed as a dollar amount per Class B-1 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class B-1 Certificate.

          Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class B-1 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class B-1 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

          f. On each Payment Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class B-2 Certificate a copy of the monthly statements forwarded to the Holders of Class A and Class B-1 Certificates on such Payment Date. The Servicer shall also furnish to the Trustee, which shall forward such information to the Class B-2 Certificateholders as part of their monthly statement, the following information:

               (i) the amount of such distribution to Holders of Class B-2 Certificates allocable to interest, separately identifying any Unpaid Class B-2 Interest Shortfall included in such distribution and any remaining Unpaid Class B-2 Interest Shortfall after giving effect to such distribution;

               (ii) the amount of such distribution to Holders of Class B-2 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

               (iii) the amount, if any, by which the sum of the Class B-2 Formula Distribution Amount and the Class B-2 Liquidation Loss Principal Amount, if any, for such Payment Date exceeds the Class B-2 Distribution Amount for such Payment Date;

               (iv) the Class B-2 Principal Balance after giving effect to the distribution of principal on such Payment Date;

               (v) the Unpaid Class B-2 Liquidation Loss Interest Shortfall after giving effect to any distribution on such Payment Date pursuant to Section 8.04(b)(10)(ii).

               (vi) the information set forth in clauses (v) through (xviii) of
          Section 6.05(b).


                                       6-4

          In the case of the information in clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class B-2 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class B-2 Certificate.

          Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class B-2 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class B-2 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

          g. Copies of all reports and statements provided to the Trustee for the Certificateholders shall also be provided to the Rating Agencies and the Class C Certificateholder.

     SECTION 6.06. Payment of Taxes. The Servicer shall be responsible for and agrees to prepare, make and timely file all federal, state, local or other tax returns, information statements and other returns and documents of every kind and nature whatsoever required to be made or filed by or on behalf of the Trust pursuant to the Code and other applicable tax laws and regulations. Each such return, statement and document shall, to the extent required by the Code or other applicable law and at the request of the Servicer, be signed on behalf of the Trust by the Trustee. The Trustee shall have no responsibility whatsoever for the accuracy or completeness of any such return, statement or document. The Servicer agrees to indemnify the Trustee and hold it harmless for, from, against and in respect to any and all liability, loss, damage and expense which may be incurred by the Trustee based upon or as a result of the Trustee's execution of any and all such tax returns, statements and documents. The Servicer, if and for so long as it is a Class C Certificateholder, shall be designated the "tax matters person" on behalf of the Trust in the same manner as a partnership may designate a "tax matters partner," as such term is defined in Section 6231(a)(7) of the Code. To the extent permitted by the REMIC Provisions, any subsequent holder of the Class C Certificate, by acceptance thereof, irrevocably designates and appoints the Servicer as its agent to perform the responsibilities of the "tax matters person" on behalf of the Trust if, and during such time as, the Servicer is not the holder of the Class C Certificate. The Servicer may, at its expense, if the Originator or a subsidiary or affiliate is the Servicer, or as subject to reimbursement in Section 7.03 and 8.04(a)(iii) if a successor Servicer, retain such outside assistance as it deems necessary in the performance of its obligations under this paragraph. The Servicer shall provide to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the REMIC.

     Each of the Holders of the Certificates or the Class C Certificate, by acceptance thereof, agrees to file tax returns consistent with and in accordance with any elections, decisions or other reports made or filed with regard to federal, state or local taxes on behalf of the Trust. The Servicer, as tax matters person or as agent for the tax matters person, shall represent the Trust in connection with all examinations of the Trust's affairs by tax authorities, including resulting administrative and judicial proceedings. Each of the Holders of the Certificates and Class C


                                       6-5

Certificate, by acceptance thereof, agrees to cooperate with the Servicer in such matters and to do or refrain from doing any or all things reasonably required by the Servicer to conduct such proceedings, provided that no such action shall be required by the Servicer of any Certificateholder that would entail unnecessary or unreasonable expenses for such Certificateholder in the performance of such action.

     The Class C Certificateholder shall pay, on behalf of the Trust, any foreign, federal, state or local income, property, excise, sales, receipts or any other similar or related taxes or charges which may be imposed upon the Trust as a REMIC or otherwise and shall, to the extent provided in Section 10.06, be entitled to be reimbursed out of the Certificate Account or, if such tax or charge results from a failure by the Trustee, the Originator or any Servicer to comply with the provisions of Section 2.05 or 3.07, or a failure by any Servicer to comply with the provisions of this Section 6.06, the Trustee, the Originator or such Servicer, as the case may be, shall indemnify the Class C Certificateholder for the payment of any such tax or charge. The Trustee shall be entitled to withhold from amounts otherwise distributable to the Class C Certificateholder any taxes or charges payable by the Class C Certificateholder hereunder.

     In the event a Class C Certificate is transferred to a "disqualified organization," within the meaning of Section 860E(e)(5) of the Code, pursuant to
Section 860D(a)(6)(B) of the Code the Originator shall provide to the Internal Revenue Service and the persons specified in Sections 860(E)(e)(5) and (6) of the Code all information necessary for the application of Section 860E(e) and any other applicable provision of the Code with respect to the transfer of the Class C Certificate to such disqualified organization including, without limitation, a computation showing the present value of the total anticipated excess inclusions with respect to such Class C Certificate for periods after the transfer as defined in the REMIC Provisions. In addition, to the extent required by the REMIC Provisions, the Originator shall, upon the written request of persons designated in Section 860E(e)(5) of the Code, furnish to such requesting party and the Internal Revenue Service information sufficient to compute the present value of anticipated excess inclusions within 60 days of the receipt of such written request.


                                       6-6

                                   ARTICLE VII

                                SERVICE TRANSFER
                                ----------------

     SECTION 7.01. Servicer Termination Event.

          a. Subject to Section 7.08, the Certificate Insurer or the Trustee (with the prior written consent of the Certificate Insurer, or, except in the case of item (vi) below, the Certificateholders, with the consent of the Certificate Insurer, may remove the Servicer (such removal being herein called a "Service Transfer") upon the occurrence of any of the following events (each a "Servicer Termination Event"):

               (i) The Servicer or the Seller shall (A) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or similar entity with respect to itself or its property, (B) admit in writing its inability to pay its debts generally as they become due,
          (C) make a general assignment for the benefit of creditors, (D) be adjudicated a bankrupt or insolvent, (E) commence a voluntary case under the federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or (F) take corporate action for the purpose of effecting any of the foregoing; or

               (ii) If without the application, approval or consent of the Servicer or the Seller, as applicable, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Servicer or the Seller an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator or custodian or similar entity with respect to the Servicer or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Servicer in good faith, the same shall (A) result in the entry of an order for relief or any such adjudication or appointment or (B) continue undismissed or pending and unstayed for any period of sixty (60) consecutive days; or

               (iii) The Servicer shall fail to perform any one or more of its material obligations hereunder and shall continue in default thereof for a period of thirty (30) days (one (1) Business Day in the case of a delay in making a payment required of the Servicer under this Agreement), or the Servicer shall fail to deliver the Monthly Report on any Determination Date, after the earlier of (A) actual knowledge of an officer of the Servicer or (B) receipt of notice, except with respect to the Servicer's failure to make a payment required of it under this Agreement, from the Trustee or the Certificate Insurer of said failure; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Certificate Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Certificate Insurer; or


                                       7-1

               (iv) The Servicer shall fail to cure any breach of any of its representations and warranties set forth in Section 5.13 which materially and adversely affects the interests of the Certificateholders or the Certificate Insurer for a period of sixty
          (60) days after the earlier of the Servicer's discovery or receipt of notice thereof; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Certificate Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Certificate Insurer; or

               (v) The merger, consolidation or other combination of the Servicer with or into any other entity, unless (A) the Servicer or an Affiliate of the Servicer is the surviving entity of such combination or (B) the surviving entity (I) is servicing at least $300,000,000 of home equity loans that are similar to the Loans, (II) has equity of not less than $10,000,000 (as determined in accordance with generally acceptable accounting principles), (III) is consented to by the Certificate Insurer (such consent not to be unreasonably withheld) and
          (IV) agrees to assume the Servicer's obligations thereunder; or

               (vi) The occurrence of a Servicer Termination Trigger Event or an Event of Default under the Insurance Agreement; or

               (vii) Failure of the Certificate Insurer to renew quarterly appointment of the Servicer under Section 5.11; or

               (viii) Election by the Certificate Insurer to remove any successor Servicer.

          b. [RESERVED]

          c. The Servicer shall not resign from the obligations and duties hereby imposed on it, except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it (the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer at the date of this Agreement) and provided that the Certificate Insurer shall not have waived compliance with the servicing duties giving rise to such impermissibility or conflict. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel acceptable to the Trustee and the Certificate Insurer at the expense of the Servicer to such effect which shall be delivered to the Trustee and the Certificate Insurer.

          d. Notwithstanding the provisions of Section 7.01(c), Conseco Finance Corp., if it is the Servicer, may delegate some or all of its servicing duties to a wholly owned subsidiary of the Originator, for so long as said subsidiary remains, directly or indirectly, a wholly owned subsidiary of Conseco Finance Corp. Notwithstanding any such delegation, Conseco Finance Corp. shall retain all of the rights and obligations of the Servicer hereunder.

          e. Notwithstanding any other provision in this Agreement, no removal or resignation of the Servicer shall become effective until a successor Servicer acceptable to the Certificate


                                       7-2

     Insurer (which successor Servicer may be the Backup Servicer) shall have assumed the Servicer's responsibilities and obligations in accordance with this Section.

          f. Upon removal or resignation of the Servicer, or expiration of its Term of Service without renewal, the Servicer at its own expense also shall promptly deliver or cause to be delivered to a successor Servicer all the books and records (including, without limitation, records kept in electronic form) that the Servicer has maintained for the Loans, including all tax bills, assessment notices, insurance premium notices and all other documents as well as all original documents then in the Servicer's possession.

          g. Any collections then being held by the Servicer prior to its removal and any collections received by the Servicer after removal or resignation shall be endorsed by it to the Trustee and remitted directly and immediately to the successor Servicer.

          h. Upon removal or resignation of the Servicer, or expiration of its Term of Service, without renewal, the Trustee shall, at the direction of the Certificate Insurer, and may, if a Certificate Insurer Default exists and is continuing or the Certificate Insurer's rights have been terminated as described in Section 12.14(b), (i) solicit bids for a successor servicer as described below or (ii) appoint the Backup Servicer (or such other Person as may be designated by the Certificate Insurer) as Servicer. If the Trustee solicits bids for a successor Servicer, the Trustee agrees, if requested by the Certificate Insurer, to act as Backup Servicer during the solicitation process and to assume all duties of the Servicer (except as otherwise provided in this Agreement). The Trustee shall, if it is unable to obtain a qualifying bid and is prevented by law from acting as Servicer, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution which has been designated as an approved seller-servicer by Fannie Mae or Freddie Mac for first and second lien home equity loans and having equity of not less than $15,000,000 (or such lower level as may be acceptable to the Certificate Insurer), as determined in accordance with generally accepted accounting principles and acceptable to the Certificate Insurer as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. The compensation of any successor Servicer so appointed shall be the Monthly Servicing Fee.

          i. In the event the Trustee solicits bids as provided above, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor Servicer shall be entitled to servicing compensation in accordance with clause (h) above, together with the other servicing compensation in the form of Ancillary Income as provided in Section 5.05. Within thirty days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party approved by the Certificate Insurer submitting the highest satisfactory bid as to the price it will pay to obtain servicing. The Trustee shall deduct from any sum received by the Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder. After such deductions, the remainder of such sum less any amounts due the Trustee or the Trust from the


                                       7-3

     Servicer shall be paid by the Trustee to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor.

          j. The Trustee and such successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession, including the notification to all Obligors of the transfer of servicing. The Servicer agrees to cooperate with the Trustee, the Certificate Insurer and any successor Servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide such successor Servicer all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor Servicer, as applicable, all amounts which then have been or should have been deposited in the Certificate Account by the Servicer or which are thereafter received with respect to the Loans. No successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer. If the Servicer resigns or is replaced hereunder, or its Term of Service expires without renewal, the Servicer agrees to reimburse the Trust, the Certificateholders and the Certificate Insurer for the costs and expenses associated with the transfer of servicing to the replacement Servicer.

          k. Any successor Servicer, upon assuming the duties of Servicer hereunder, shall at the expense of the previous Servicer immediately record all assignments of Loans not previously recorded in the name of the Trustee as required by Section 4.01(b).

     SECTION 7.02. Backup Servicer.

          a. Upon appointment of the Backup Servicer as Servicer, pursuant to
     Section 7.01(h) hereof, the Backup Servicer shall be the successor to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto by the terms and provisions hereof. The appointment of the Backup Servicer as successor Servicer shall not affect any liability of the predecessor Servicer that may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any Transaction Document.

          b. The Backup Servicer shall only be responsible to perform those duties specifically imposed upon it as Backup Servicer by the provisions hereof and in the Backup Servicer Agreement.

     SECTION 7.03. Third Party Fees. The Servicer, so long as the Servicer is not the Originator or any subsidiary or affiliate of the Originator, shall be reimbursed for any third-party costs incurred by it pursuant to Sections 6.06 or 11.06.


                                       7-4

     SECTION 7.04. Notification to Certificateholders and Class C
Certificateholder.

          a. Promptly following the occurrence of any Servicer Termination Event, the Servicer shall give written notice thereof to the Trustee, the Rating Agencies, the Certificate Insurer, the Certificateholders and the Class C Certificateholder at their respective addresses appearing on the Certificate Register.

          b. Within 10 days following any termination or appointment of a successor to the Servicer pursuant to this Article VII, the Trustee shall give written notice thereof to the Rating Agencies, the Certificateholders and the Class C Certificateholder at their respective addresses appearing on the Certificate Register.

     SECTION 7.05. Effect of Transfer.

          a. After the Service Transfer, the Trustee or new Servicer shall notify Obligors to make payments directly to the new Servicer that are due under the Loans after the effective date of the Service Transfer.

          b. After the Service Transfer, the replaced Servicer shall have no further obligations with respect to the management, administration, servicing or collection of the Loans and the new Servicer shall have all of such obligations, except that the replaced Servicer will transmit or cause to be transmitted directly to the new Servicer for its own account, promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the new Servicer to collect them) received as payments upon or otherwise in connection with the Loans.

          c. A Service Transfer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer and the Originator pursuant to Article X and Sections 3.07, 11.06 and 11.12(f)) other than those relating to the management, administration, servicing or collection of the Loans after the Service Transfer.

     SECTION 7.06. Transfer of Certificate Account. Notwithstanding the provisions of Section 7.01, if the Certificate Account shall be maintained with the Servicer and a Servicer Termination Event shall occur and be continuing, the Servicer shall, after five days' written notice from the Trustee, or in any event within ten days after the occurrence of the Servicer Termination Event, establish a new account or accounts in trust for the Certificateholders and the Class C Certificateholder conforming with the requirements of this Agreement at the corporate trust department of the Trustee or with an institution other than the Servicer and promptly cause the Trustee to transfer all funds in the Certificate Account to such new account, which shall thereafter be deemed the Certificate Account for the purposes hereof.

     SECTION 7.07. Limits on Liability. Except as provided in Article X, the Servicer will be liable to the Trust, the Trustee, the Certificate Insurer and the Certificateholders and Class C Certificateholder under this Agreement only to the extent of the obligations specifically undertaken by the Servicer under this Agreement and will have no other obligations or liabilities hereunder. Except as provided in Article X, neither the Servicer nor any of its directors, officers, employees or agents will have any liability to the Trustee, the Certificateholders and Class C


                                       7-5

Certificateholder (except as explicitly provided in this Agreement) for any action taken, or for refraining from taking any action, pursuant to this Agreement, other than any liability that would otherwise be imposed by reason of the Servicer's breach of this Agreement or willful misfeasance, bad faith or negligence (including errors in judgment) in the performance of its duties, or by reason of reckless disregard of obligations and duties under this Agreement or any violation of law.

     SECTION 7.08. Waiver of Past Defaults. The Certificate Insurer (or, if a Certificate Insurer Default shall have occurred and be continuing, a Certificate Majority of each Class) may, on behalf of all Holders of Certificates, waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


                                       7-6

                                  ARTICLE VIII

                                    PAYMENTS
                                    --------

     SECTION 8.01. Monthly Payments.

          a. Subject to the terms of this Article VIII, each Holder of a Certificate or Class C Certificate as of a Record Date shall be paid on the next succeeding Payment Date by check mailed to such Certificateholder or Class C Certificateholder at the address for such Certificateholder or Class C Certificateholder appearing on the Certificate Register (or, if such Certificateholder holds Certificates of a Class with an aggregate Percentage Interest of at least 5% of such Class and so requests, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment Date), the sum equal to such Certificateholder's or Class C Certificateholder's Percentage Interest of the Class A-1 Distribution Amount, Class A-2 Distribution Amount, Class A-3 Distribution Amount, Class A-4 Distribution Amount, Class A-5 Distribution Amount, the Class B-1 Distribution Amount, the Class B-2 Distribution Amount and the Class C Distribution Amount, as applicable. Final payment of any Certificate or the Class C Certificate shall be made only upon presentation and surrender of such Certificate or Class C Certificate at the office or agency of the Paying Agent.

          b. Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Book-Entry Certificates. Neither the Trustee, the Certificate Registrar, the Seller nor the Originator shall have any responsibility therefor except as otherwise provided by applicable law. To the extent applicable and not contrary to the rules of the Depository, the Trustee shall comply with the provisions of the form of the Certificates as set forth in Exhibits A through C hereto, and the Class C Certificate as set forth in Exhibit I hereto.

          c. The Trustee shall either act as the paying agent or appoint an Eligible Institution to be the paying agent (in either such case, the "Paying Agent") to make the payments to the Certificateholders and the Class C Certificateholder required hereunder. The Trustee's corporate trust operations department, with an office at 180 East Fifth Street, Third Floor, St. Paul, Minnesota 55101, Attention: Tamara Schultz-Fugh, shall initially act as Paying Agent. The Trustee shall require the Paying Agent (if other than the Trustee) to agree in writing that all amounts held by the Paying Agent for payment hereunder will be held in trust for the benefit of the Certificateholders and the Class C Certificateholder and that it will notify the Trustee of any failure by the Servicer to make funds available to the Paying Agent for the payment of amounts due on the Certificates and the Class C Certificate.


                                      8-1

     SECTION 8.02. Advances.

          a. Not later than one Business Day following the Determination Date, the Servicer shall advance all Delinquent Payments, including insurance and taxes due, for the immediately preceding Due Period by depositing the aggregate amount of such Delinquent Payments in the Certificate Account; provided, however, that the Servicer shall be obligated to advance Delinquent Payments with respect to any Loan only to the extent that the Servicer, in its sole discretion, expects to be able to recover such Advances from funds subsequently collected with respect to such Loan. The monthly Advance for a Balloon Loan with a Delinquent Payment is equal to the assumed interest portion of the monthly payment that would have been due during the related Due Period based on the original principal amortization schedule for the Balloon Loan. If the Servicer fails to advance all Delinquent Payments required under this Section 8.02, the Trustee shall be obligated to advance such Delinquent Payments pursuant to
     Section 11.15.

          b. The Servicer shall be entitled to reimbursement of an Advance from payments on the related Loan in accordance with Section 8.04(a) and 8.04(b)(14).

     SECTION 8.03. [RESERVED]

     SECTION 8.04. Permitted Withdrawals from the Certificate Account; Payments.

          a. The Trustee shall, from time to time as provided herein, make withdrawals from the Certificate Account of amounts deposited in said account pursuant to Section 5.05 that are attributable to the Loans for the following purposes:

               (i) to make payments in the amounts and in the manner provided for in Section 8.04(b);

               (ii) to pay to the Originator with respect to each Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 3.06, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Scheduled Principal Balance or Repurchase Price is determined;

               (iii) to reimburse the Servicer for Maintenance Expenses, Advances made as provided in Section 8.02(a), and amounts described in
          Section 7.03 and to reimburse the Trustee for Trustee Advances made as provided in Section 11.15, in each case from funds collected in respect of the related Loan;

               (iv) to withdraw any amount deposited in the Certificate Account that was not required to be deposited therein; or

               (v) to make any rebates or adjustments deemed necessary by the Servicer pursuant to Section 5.06(d).

          Since, in connection with withdrawals pursuant to clause (iii), the Servicer's entitlement thereto is limited to collections or other recoveries on the related Loan, the Servicer shall keep and maintain separate accounting, on a Loan by Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such clause.


                                       8-2

          b. On each Payment Date, the Trustee shall apply the Amount Available for such Payment Date, to make payment in the following order of priority, subject to Section 8.04(c) and the last sentence of this Section 8.04(b):

               (1) if neither Conseco Finance Corp. nor a wholly owned subsidiary of the Originator is the Servicer, to the Servicer that portion of the Monthly Servicing Fee described in clause (a) of the definition of the Monthly Servicing Fee;

               (2) the Premium Amount to the Certificate Insurer, the Backup Servicer Fees to the Backup Servicer and any compensation owed to it under Section 7.03 to the Servicer;

               (3) the Class A Formula Interest Distribution Amount to the Class A Certificateholders as follows:

                    (i) the amount in clause (a)(i) of the definition of Class A
               Formula Distribution Amount to the Class A-1 Certificateholder; the amount in clause (a)(ii) of the definition of Class A Formula Distribution Amount to the Class A-2 Certificateholders; the amount in clause (a)(iii) of the definition of Class A Formula Distribution Amount to the Class A-3 Certificateholders; the amount in clause (a)(iv) of the definition of Class A Formula Distribution Amount to the Class A-4 Certificateholders; the amount in clause (a)(v) of the definition of Class A Formula Distribution Amount to the Class A-5 Certificateholders; or, if the Amount Available is less than the amount necessary to pay all Class A Formula Interest Distribution Amounts, to each Class of Class A Certificates pro rata in accordance with its respective entitlement to interest; and

                    (ii) to each Class of Class A Certificates the amount, if
               any, of the Unpaid Class A Interest Shortfall of such Class or, if the remaining Amount Available is less than the amount necessary to pay all Unpaid Class A Interest Shortfalls, pro rata to each Class of Class A Certificates based on the Unpaid Class A Interest Shortfall of each such Class;

               (4) to the Class B-1 Certificateholders the Class B-1 Formula Interest Distribution Amount;

               (5) to the Class B-2 Certificateholders the Class B-2 Formula Interest Distribution Amount;

               (6) to the Class A Certificateholders in respect of principal as follows:

                    (i) if there is a Class A Principal Deficiency Amount for
               such Payment Date, the remaining Amount Available pro rata to each Class of Class A Certificates based on the Class Principal Balance of each Class; and


                                       8-3

                    (ii) if there is no Class A Principal Deficiency Amount for such Payment Date, the remaining Amount Available up to the Class A Formula Principal Distribution Amount as follows:

                         (A) if the remaining Amount Available is less than the
                    Class A Formula Principal Distribution Amount, then pro rata to each Class of Class A Certificates based upon the amounts that would have been distributed pursuant to clause (B), below, had the remaining Amount Available been at least equal to the Class A Formula Principal Distribution Amount;

                         (B) if the remaining Amount Available is not less than
                    the Class A Formula Principal Distribution Amount, then

                              (a) to the Class A-1 Certificateholders, any
                         remaining Class A Formula Principal Distribution Amount, but in no event more than is necessary to reduce the Class A-1 Principal Balance to zero;

                              (b) to the Class A-2 Certificateholders, any
                         remaining Class A Formula Principal Distribution Amount, but in no event more than is necessary to reduce the Class A-2 Principal Balance to zero;

                              (c) to the Class A-3 Certificateholders, any
                         remaining Class A Formula Principal Distribution Amount, but in no event more than is necessary to reduce the Class A-3 Principal Balance to zero;

                              (d) to the Class A-4 Certificateholders, any
                         remaining Class A Formula Principal Distribution Amount, but in no event more than is necessary to reduce the Class A-4 Principal Balance to zero; and

                              (e) to the Class A-5 Certificateholders, any
                         remaining Class A Formula Principal Distribution Amount, but in no event more than is necessary to reduce the Class A-5 Principal Balance to zero;

               (7) to the Certificate Insurer the Reimbursement Amount;

               (8) to the Class B-1 Certificateholders:

                    (i) the Class B-1 Formula Principal Distribution Amount; and

                    (ii) the Class B-1 Formula Liquidation Loss Interest Amount;


                                       8-4

               (9) to the Servicer (if not Conseco Finance Corp. or a wholly-owned subsidiary), any portion of the Monthly Servicing Fee in excess of 1/12 of the product of 0.50% and the Pool Scheduled Principal Balance, including any accrued and unpaid Monthly Servicing Fee;

               (10) to the Class B-2 Certificateholders:

                    (i) the Class B-2 Formula Principal Distribution Amount; and

                    (ii) the Class B-2 Formula Liquidation Loss Interest Amount;

               (11) if the Payment Date is on or after the July 2001 Payment Date, to the Class A Certificateholders in the order of priority described in clause 6(ii)(B) of Section 8.04(b) in respect of principal, and thereafter to the Class B-1 Certificateholders in respect of principal, the amount, if any, by which the Target Overcollateralization Amount for such Payment Date exceeds the Overcollateralization Amount for such Payment Date, but in no case to the Certificateholders of any Class in excess of the Class Principal Balance of such Class;

               (12) to the Servicer, if Conseco Finance Corp. or a wholly owned subsidiary of Conseco Finance Corp. is the Servicer, the Monthly Servicing Fee;

               (13) if the Payment Date is before the July 2001 Payment Date, to the Class A Certificateholders in the order of priority described in clause 6(ii)(B) of Section 8.04(b) in respect of principal, and thereafter to the Class B-1 Certificateholders in respect of principal, the amount, if any, by which the Target Overcollateralization Amount for such Payment Date exceeds the Overcollaterization Amount for such Payment Date, but in no case to the Certificateholders of any Class in excess of the Class Principal Balance of such Class;

               (14) the Servicer or the Trustee, as applicable, in reimbursement for any unreimbursed Advance made with respect to a Loan in respect of current or prior Payment Dates to the extent determined by the Servicer to be not recoverable from payments on the related Loan, or to the Servicer in reimbursement for unreimbursed Liquidation Expenses or Maintenance Expenses incurred by the Servicer as permitted by
          Section 5.06 or 5.08;

               (15) if such Payment Date is on or after the Additional Principal Entitlement Date, then, pursuant to Section 8.06(f), to the Certificateholders as payment of principal in the following order of priority, and in no case in excess of the Class Principal Balance of any Class of Certificates:

                    (i) first to the Class A Certificateholders, pro rata based upon the Class Principal Balance of each outstanding Class of Class A Certificates until paid in full;


                                       8-5

                    (ii) then to the Class B-1 and Class B-2 Certificateholders, pro rata based on the Class Principal Balance of each such Class, until paid in full;

               (16) to reimburse the Class C Certificateholder for expenses incurred by and reimbursable to it pursuant to Section 10.06; and

               (17) to the Class C Certificateholder the remainder, if any, of the Amount Available.

               If the Trustee shall not have received the applicable Monthly Report by any Payment Date, the Trustee shall, in accordance with this
          Section 8.04(b), distribute all funds then in the Certificate Account to Certificateholders, to the extent of such funds, on such Payment Date.

          c. Notwithstanding the priorities set forth above, any Pre-Funded Amount deposited in the Certificate Account shall be applied solely to pay principal of the Class A-1 Certificates and any amount withdrawn from the Capitalized Interest Account and deposited in the Certificate Account shall be solely as described in Section 8.07, and Insured Payments shall be distributed solely to the Class A Certificateholder solely to pay the Scheduled Payments.

     SECTION 8.05. Reassignment of Repurchased and Replaced Loans. Upon receipt by the Trust, by deposit in the Certificate Account, of the Repurchase Price under Section 3.06(a), or upon receipt by the Trust of an Eligible Substitute Loan under Section 2.06 or Section 3.06(b) and receipt by the Trust, by deposit in the Certificate Account, of any additional amount under Section 3.06(b)(v), and upon receipt of a certificate of a Servicing Officer in the form attached hereto as Exhibit J-1 or J-2, as applicable, the Trustee shall convey and assign to the Originator all of the Certificateholders' right, title and interest in the repurchased Loan or Replaced Loan without recourse, representation or warranty, except as to the absence of liens, charges or encumbrances created by or arising as a result of actions of the Trustee. Upon such deposit of the Repurchase Price or receipt of such Eligible Substitute Loan and related deposit of any additional amount under Section 3.06(b)(v), the Servicer shall be deemed to have released any claims to such Loan as a result of Advances with respect to such Loan.

     SECTION 8.06. Class C Certificateholder's Purchase Option or Auction Sale; Additional Principal Distribution Amount.

          a. The Class C Certificateholder shall, subject to subsection (b) hereof, have the option to purchase all of the Loans and all property acquired in respect of any Loan remaining in the Trust at a price (such price being referred to as the "Minimum Purchase Price") equal to the greater of:

               (i) the sum of (x) 100% of the principal balance of each Loan (other than any Loan as to which title to the underlying property has been acquired and whose fair market value is included pursuant to clause (y) below), together with accrued and unpaid interest on each such Loan at a rate per annum equal to the Weighted Average Pass-Through Rate, plus (y) the fair market value of such acquired property (as reasonably determined


                                       8-6
          by the Servicer as of the close of business on the third Business Day preceding the date of such purchase), and

               (ii) the Aggregate Certificate Principal Balance as of the date of such purchase (less any amounts on deposit in the Certificate Account on such purchase date and representing payments of principal in respect of the Loans) plus an amount necessary to pay the Class A Formula Interest Distribution Amount, the Class B-1 Formula Interest Distribution Amount, the Class B-1 Formula Liquidation Loss Interest Distribution Amount and the Class B-2 Formula Interest Distribution Amount due on the Payment Date occurring in the calendar month following such purchase date (less any amounts on deposit in the Certificate Account on such purchase date and representing payments of interest in respect of the Loans at a rate per annum equal to the Weighted Average Pass-Through Rate).

          b. The purchase by the Class C Certificateholder of all of the Loans pursuant to this Section 8.06 shall be conditioned upon:

               (i) the Pool Scheduled Principal Balance, at the time of any such purchase, aggregating not more than 20% of the Cut-off Date Pool Principal Balance,

               (ii) such purchase being made pursuant to a plan of complete liquidation in accordance with Section 860F of the Code, as provided in Section 12.04,

               (iii) the Class C Certificateholder having provided the Trustee and the Depository (if any) with at least 30 days' written notice,

               (iv) the Trustee not having accepted a qualifying bid for the Loans pursuant to subsection (e) below; and

               (v) the payment of all amounts due and owing to the Certificate Insurer, the Backup Servicer and the Trustee.

     If such option is exercised, the Class C Certificateholder shall provide to the Trustee and the Certificate Insurer (at the Class C Certificateholder's expense) the certification required by Section 12.04, which certificate shall constitute a plan of complete liquidation within the meaning of
     Section 860F of the Code, and the Trustee shall promptly sign such certification and release to the Class C Certificateholder the Loan Files pertaining to the Loans being purchased.

          c. The Class C Certificateholder may assign its rights under this
     Section 8.06, separately from its other rights as Holder of the Class C Certificate, by giving written notice of such assignment to the Trustee. Following the Trustee's receipt of such notice of assignment, the Trustee shall recognize only such assignee (or its assignee in turn) as the Person entitled to exercise the purchase option set forth in Section 8.06(a).


                                       8-7

          d. The Servicer shall notify the Trustee and the Class C Certificateholder (whether or not the Class C Certificateholder has then assigned its rights under this Section 8.06 pursuant to subsection (c)) no later than two Business Days after the Determination Date relating to the first Due Period which includes the date on which the Pool Scheduled Principal Balance first becomes less than 20% of the Cut-off Date Pool Principal Balance, to the effect that the Pool Scheduled Principal Balance is then less than 20% of the Cut-off Date Pool Principal Balance.

          e. If the Class C Certificateholder (or its assignee) has not delivered to the Trustee and the Certificate Insurer the notice of exercise of its purchase option required by subsection (b) by the Payment Date occurring in the month following the Determination Date specified in subsection (d), then promptly after the following Payment Date the Trustee shall begin a process for soliciting bids in connection with an auction for the Loans. The Trustee shall provide the Class C Certificateholder (or its assignee) written notice of such auction at least 10 Business Days prior to the date bids must be received in such auction (the "Auction Date").

          If at least two bids are received, the Trustee shall solicit and resolicit new bids from all participating bidders until only one bid remains or the remaining bidders decline to resubmit bids. The Trustee shall accept the highest of such remaining bids if it is equal to or in excess of the greater of (i) the Minimum Purchase Price (as defined in Section 8.06(a)) and (ii) the fair market value of the Loans and related property (such amount being referred to as the "Minimum Auction Price"). If less than two bids are received or the highest bid after the resolicitation process is completed is not equal to or in excess of the Minimum Auction Price, the Trustee shall not consummate such sale. If a bid meeting the Minimum Purchase Price is received, then the Trustee may, and if so requested by the Class C Certificateholder shall, consult with a financial advisor, which may be an underwriter of the Certificates, to determine if the fair market value of the Loans and related property has been offered.

          If the first auction conducted by the Trustee does not produce any bid at least equal to the Minimum Auction Price, then the Trustee shall, beginning on the Payment Date occurring approximately three months after the Auction Date for the failed first auction, commence another auction in accordance with the requirements of this subsection (e). If such second auction does not produce any bid at least equal to the Minimum Auction Price, then the Trustee shall, beginning on the Payment Date occurring approximately three months after the Auction Date for the failed second auction, commence another auction in accordance with the requirements of this subsection (e), and shall continue to conduct similar auctions approximately every three months thereafter until the earliest of (i) delivery by the Class C Certificateholder or its assignee of notice of exercise of its purchase option under subsection (a), (ii) receipt by the Trustee of a bid meeting the conditions specified in the preceding paragraph, or (iii) the Payment Date on which the principal balance of all the Loans is reduced to zero.

          If the Trustee receives a bid meeting the conditions specified in this subsection (e), then the Trustee's written acceptance of such bid shall constitute a plan of complete liquidation within the meaning of Section 860F of the Code, and the Trustee shall release to the winning bidder, upon payment of the bid purchase price, the Loan Files pertaining to the Loans being purchased.


                                       8-8

          f. If the Class C Certificateholder (or its assignee) has not delivered to the Trustee the notice of exercise of its purchase option required by subsection (b) by the Payment Date occurring in the month following the Determination Date specified in subsection (d), then on the following Payment Date and each Payment Date thereafter the Certificateholders shall be entitled to receive that portion of the Additional Principal Distribution Amount described in Section 8.04(b)(15) in the order of priority described in Section 8.04(b).

     SECTION 8.07. Capitalized Interest Account.

          a. On or before the Closing Date, the Trustee shall establish the Capitalized Interest Account on behalf of the Trust, which must be an Eligible Account, and shall deposit therein $3,568,930.02 received from the Seller pursuant to Section 2.02(l). The Capitalized Interest Account shall be entitled "Capitalized Interest Account, U.S. Bank Trust National Association as Trustee for the benefit of holders of Home Equity Loan Certificates, Series 2000-D." On the Payment Date occurring in each of July 2000, August 2000 and September 2000, if the Monthly Report for such Payment Date indicates that the Amount Available (after payment of the amount specified in clauses (1) and (2) of Section 8.04(b) and including in the Amount Available only payments in respect of interest on the Loans) is not sufficient to pay the Class A Formula Interest Distribution Amount, the Class B-1 Formula Interest Distribution Amount and the Class B-2 Formula Interest Distribution Amount, the Trustee shall withdraw the amount of such deficiency, or the amount of funds in the Capitalized Interest Account (net of any investment earnings thereon), if less, and shall deposit such funds in the Certificate Account for distribution on such Payment Date in order first to pay any deficiency in the Amount Available to pay the Class A Formula Interest Distribution Amount, second to pay any deficiency in the Amount Available to pay the Class B-1 Formula Interest Distribution Amount and third to pay any deficiency in the Amount Available to pay the Class B-2 Formula Interest Distribution Amount.

          b. The Capitalized Interest Account shall be part of the Trust but not part of the REMIC. The Trustee on behalf of the Trust shall be the legal owner of the Capitalized Interest Account. The Seller shall be the beneficial owner of the Capitalized Interest Account, subject to the foregoing power of the Trustee to transfer amounts in the Capitalized Interest Account to the Certificate Account. Funds in the Capitalized Interest Account shall, at the direction of the Seller, be invested in Eligible Investments that mature no later than the Business Day prior to the next succeeding Payment Date. All net income and gain from such investments shall be distributed to the Seller on such Payment Date. All amounts earned on amounts on deposit in the Capitalized Interest Account shall be taxable to the Seller.

          c. Any funds remaining in the Capitalized Interest Account after the Payment Date in September 2000 shall be distributed to the Seller. After such date no further amounts shall be deposited in or withdrawn from the Capitalized Interest Account. Any losses on such investments shall be deposited in the Capitalized Interest Account by the Seller out of its own funds immediately as realized.


                                       8-9

     SECTION 8.08. Pre-Funding Account.

          a. On or before the Closing Date, the Trustee shall establish the Pre-Funding Account on behalf of the Trust, which must be an Eligible Account, and shall deposit in the Pre- Funding Account the amounts received from the Seller pursuant to Section 2.02(l). Funds deposited in the Pre-Funding Account shall be held in trust by the Trustee for the Holders of the Certificates and the Class C Certificate for the uses and purposes set forth herein.

          b. Amounts on deposit in the Pre-Funding Account shall be withdrawn by the Trustee as follows:

               (i) On any Subsequent Transfer Date, the Trustee shall withdraw an amount equal to 100% of the Cut-off Date Principal Balance of each Subsequent Loan transferred and assigned to the Trustee on such Subsequent Transfer Date and pay such amount to or upon the order of the Originator upon satisfaction of the conditions set forth in
          Section 2.03(b) with respect to such transfer and assignment.

               (ii) On the Business Day immediately preceding the Post-Funding Payment Date, the Trustee shall deposit into the Certificate Account any amounts remaining in the Pre-Funding Account, net of investment earnings.

          c. The Pre-Funding Account shall be part of the Trust but not part of the REMIC. The Trustee on behalf of the Trust shall be the legal owner of the Pre-Funding Account. The Seller shall be the beneficial owner of the Pre-Funding Account, subject to the foregoing power of the Trustee to transfer amounts in the Pre-Funding Account to the Certificate Account. Funds in the Pre-Funding Account shall, at the direction of the Servicer, be invested in Eligible Investments of the kind described in clauses (i) and (ii)(A) of the definition of "Eligible Investments" and that mature no later than the Business Day prior to the next succeeding Payment Date. All amounts earned on deposits in the Pre-Funding Account shall be taxable to the Seller. The Trustee shall release to the Seller all investment earnings in the Pre-Funding Account on the first Payment Date after the end of the Pre-Funding Period.

     SECTION 8.09. Undelivered Loan Account.

          a. On or before the Closing Date, the Trustee shall establish the Undelivered Loan Account on behalf of the Trust, which must be an Eligible Account, and shall deposit therein the amount received from the Seller pursuant to Section 2.02(l). Funds deposited in the Undelivered Loan Account shall be held in trust by the Trustee for the Holders of the Certificates and the Class C Certificate for the uses and purposes set forth herein.

          b. On or before the Closing Date the Originator shall deposit in the Undelivered Loan Account the amount specified in Section 2.02(l). Amounts on deposit in such account shall be withdrawn by the Trustee as follows:

               (i) If the Originator delivers the related Loan for an Undelivered Loan to the Trustee on or before July 28, 2000, the Trustee shall withdraw an amount equal to 100%


                                      8-10
          of the Cut-off Date Principal Balance of such Loan and pay such amount to or upon the order of the Originator.

               (ii) The Originator shall give the Trustee telephonic notice of its intended delivery of such Loans. The Trustee will use reasonable efforts to process the Loans and remit any amount payable for them to the Originator in a timely manner.

               (iii) On August 15, 2000, the Trustee shall deposit into the Certificate Account any amounts remaining in the Undelivered Loan Account. Any amount so deposited shall constitute the payment of the Repurchase Price for the related Undelivered Loan(s).

          c. The Undelivered Loan Account shall be part of the Trust but not part of the REMIC. The Trustee on behalf of the Trust shall be the legal owner of the Undelivered Loan Account. The Seller shall be the beneficial owner of the Undelivered Loan Account, subject to the foregoing power of the Trustee to transfer amounts in the Undelivered Loan Account to the Certificate Account. Funds in the Undelivered Loan Account shall, at the direction of the Servicer, be invested in Eligible Investments of the kind described in clauses (i) and (ii)(A) of the definition of "Eligible Investments" and that mature no later than the Business Day prior to the next succeeding Payment Date. All amounts earned on deposits in the Undelivered Loan Account shall be taxable to the Seller. The Trustee shall release to the Seller all investment earnings in the Undelivered Loan Account on the August 2000 Payment Date.

     SECTION 8.10. Claims Upon Policy.

          a. If any Monthly Report delivered to the Trustee pursuant to Section
     6.01 discloses a Shortfall, the Trustee shall, promptly on the Business Day it receives the Monthly Report, give notice to the Certificate Insurer of the amount of the Shortfall. In the event that a payment becomes due pursuant to the terms of the Certificate Insurance Policy, the Trustee shall submit a Notice (in the form attached to such Certificate Insurance Policy) in accordance with the terms of the Certificate Insurance Policy.

          b. The Trustee shall establish a separate special purpose trust account for the benefit of the Holders of the Class A Certificates and the Certificate Insurer (the "Policy Payments Account") over which the Trustee shall have exclusive control and sole right of withdrawal. Amounts paid under the Certificate Insurance Policy shall be deposited in the Policy Payments Account and transferred to the Certificate Account in accordance with the next succeeding paragraph and disbursed by the Trustee to Holders of the Class A Certificates in accordance with Section 8.04(b). It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Insured Payments with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Class A Certificates to be paid from funds transferred from the Policy Payments Account shall be noted as provided in paragraph (c) below and in the statement to be furnished to Class A Certificateholders pursuant to Section 6.05. Funds held in the Policy Payments Account shall not be invested by the Trustee.


                                      8-11

          On any Payment Date with respect to which a claim has been made under the Certificate Insurance Policy, the amount of funds received by the Trustee as a result of any claim under the Certificate Insurance Policy, to the extent required to make the Scheduled Payments on such Payment Date, shall be withdrawn from the Policy Payments Account and deposited in the Certificate Account and applied by the Trustee, together with the other funds to be withdrawn from the Certificate Account, directly to the payment in full of the Scheduled Payments due on the Class A Certificates. Funds received by the Trustee as a result of any claim under the Certificate Insurance Policy shall be deposited by the Trustee in the Policy Payments Account and used solely for payment to the Holders of the Class A Certificates and may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Seller, the Trustee or the Trust. Any funds remaining in the Policy Payments Account on the first Business Day following a Payment Date shall be remitted to the Certificate Insurer, pursuant to the instructions of the Certificate Insurer, by the end of such Business Day.

          c. The Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Class A Certificate from moneys received under the Certificate Insurance Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Trustee.

          d. The Trustee shall promptly notify the Certificate Insurer and the Fiscal Agent (as defined in the Certificate Insurance Policy) of any proceeding or the institution of any action, of which an authorized officer of the Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Certificates. Each Holder of a Class A Certificate by its purchase of such Certificate, the Servicer and the Trustee hereby agree that, the Certificate Insurer (so long as no Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersede as or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to the rights of the Servicer, the Trustee and each Holder of a Class A Certificate in the conduct of any such Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

          e. The Trustee shall, at the time it provides notice to the Certificate Insurer, notify the Class A Certificateholders by mail that, in the event any such Certificateholder's Scheduled Payment is avoided as a preferential transfer, such Certificateholder will be entitled to payment pursuant to the terms of the Certificate Insurance Policy, a copy of which shall be made available through the Trustee, or the Fiscal Agent, if any, and the Trustee shall furnish to the Certificate Insurer or its Fiscal Agent, if any, its records evidencing the payments of principal of and interest on the Class A Certificates, if any, which have been made by the Trustee and subsequently recovered from Class A Certificateholders, and the dates on which such payments were made.


                                      8-12

          f. The Trustee shall, upon retirement of the Class A Certificates, furnish to the Certificate Insurer a notice of such retirement, and, upon the retirement of the Class A Certificates and the expiration of the term of the Certificate Insurance Policy, surrender the Certificate Insurance Policy to the Certificate Insurer for cancellation.

     SECTION 8.11. Effect of Payments by the Certificate Insurer; Subrogation.

     Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on any of the Class A Certificates which is made with moneys received pursuant to the terms of the Certificate Insurance Policy shall not be considered payment of such Certificates from the Trust and shall not result in the payment of or the provision for the payment of the principal of or interest on such Certificates within the meaning of Section 8.04(b). The Servicer acknowledges, and each Holder by its acceptance of a Class A Certificate agrees, that without the need for any further action on the part of the Certificate Insurer, the Seller, the Servicer, the Trustee or the Paying Agent (a) to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on any Class A Certificates to the Holder of such Class A Certificates, the Certificate Insurer will be fully subrogated to the rights of such Certificateholders to receive such principal and interest from the Trust and (b) the Certificate Insurer shall be paid such principal and interest but only from the sources and in the manner provided herein for the payment of such principal and interest.

     The Trustee and the Servicer shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Class A Certificateholders as otherwise set forth therein.

     SECTION 8.12. Notices to the Certificate Insurer.

     All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to any of the Certificateholders shall also be sent to the Certificate Insurer.

     SECTION 8.13. Rights of the Certificate Insurer To Exercise Rights of Certificateholders.

     By accepting its Certificate, each Class A Certificateholder agrees that unless a Certificate Insurer Default has occurred and is continuing and until payment in full of the Class A Certificates and all amounts owing to the Certificate Insurer under the Insurance Agreement, the Certificate Insurer shall have the right to exercise all rights of the Class A Certificateholders as specified under this Agreement without any further consent of the Class A Certificateholders.


                                      8-13

                                   ARTICLE IX

                  THE CERTIFICATES AND THE CLASS C CERTIFICATE
                  --------------------------------------------

     SECTION 9.01. The Certificates and the Class C Certificate. The Class A and Class B Certificates and the Class C Certificate shall be substantially in the forms set forth in Exhibits A, C, and I, as applicable, and shall, on original issue, be executed by the Trustee on behalf of the Trust to or upon the order of the Originator. The Class A and Class B Certificates shall be evidenced by (i) one or more Class A-1 Certificates evidencing $356,000,000 in Original Class A-1 Principal Balance, (ii) one or more Class A-2 Certificates evidencing $74,000,000 in Original Class A-2 Principal Balance, (iii) one or more Class A-3 Certificates evidencing $226,000,000 in Original Class A-3 Principal Balance,
(iv) one or more Class A-4 Certificates evidencing $141,000,000 in Original Class A-4 Principal Balance, (v) one or more Class A-5 Certificates evidencing $138,000,000 in Original Class A-5 Principal Balance, (vi) one or more Class B-1 Certificates evidencing $6,000,000 in Original Class B-1 Principal Balance, and
(vii) one or more Class B-2 Certificates evidencing $59,000,000 in Original Class B-2 Principal Balance, beneficial ownership of such Classes of Certificates to be held through Book-Entry Certificates in minimum dollar denominations of $1,000 and integral multiples of $1,000 in excess thereof. The Class C Certificate shall be evidenced by a single Class C Certificate issued on the Closing Date to the Originator and shall represent 100% of the Percentage Interest of the Class C Certificate.

     The Certificates and the Class C Certificate shall be executed by manual signature on behalf of the Trustee by a duly authorized Responsible Officer or authorized signatory. Certificates or the Class C Certificate bearing the signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the execution and delivery of such Certificate or Class C Certificate, or did not hold such offices at the date of such Certificates or Class C Certificate. No Certificate or Class C Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate or Class C Certificate has been executed by manual signature in accordance with this Section, and such signature upon any Certificate or Class C Certificate shall be conclusive evidence, and the only evidence, that such Certificates or Class C Certificate has been duly executed and delivered hereunder. All Certificates and the Class C Certificate shall be dated the date of their execution, except for those Certificates and the Class C Certificate executed on the Closing Date, which shall be dated the Closing Date.

     SECTION 9.02. Registration of Transfer and Exchange of Certificates and the Class C Certificate.

          a. The Trustee shall keep at the office or agency to be maintained in accordance with Section 12.03 a "Certificate Register" in which the Trustee shall provide for the registration of Certificates and the Class C Certificate and of transfers and exchanges of Certificates and the Class C Certificate as herein provided. The Trustee initially appoints itself to be the "Certificate Registrar" and transfer agent for the purpose of registering Certificates and the Class C Certificate and transfers and exchanges of Certificates and the Class C Certificate as provided


                                       9-1
     herein. The Trustee will give prompt written notice to Certificateholders, the Class C Certificateholder and the Servicer of any change in the Certificate Registrar.

          b. (1) Subject to clauses (2) and (3) below, no transfer of a Class C Certificate shall be made by the Seller or any other Person unless such transfer is exempt from the registration requirements of the Securities Act of 1933 (the "Act"), as amended, and any applicable state securities laws or is made in accordance with the Act and laws. In the event that any such transfer is to be made, (A) the Originator may require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Originator that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Act and laws or is being made pursuant to the Act and laws, which Opinion of Counsel shall not be an expense of the Trustee or the Originator, and (B) the Trustee shall require the transferee to execute an investment letter substantially in the form of Exhibit K attached hereto, which investment letter shall not be an expense of the Trustee or the Originator. The Class C Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Originator and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

               (2) No transfer of a Class B or Class C Certificate or any interest therein shall be made to any employee benefit plan that is subject to ERISA, or that is described in Section 4975(e)(1) of the Code or to any person or entity purchasing on behalf of, or with assets of, such an employee benefit plan (each, a "Plan"), unless the Plan delivers to the Originator and the Trustee, an Opinion of Counsel in form satisfactory to the Originator and the Trustee that the purchase and holding of such Certificate or Class C Certificate by such Plan will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator, the Seller or the Servicer to any obligation or liability in addition to those undertaken in this Agreement. Unless such opinion is delivered, and in the case of Certificates that are not Definitive Certificates, each person acquiring such a Certificate or a Class C Certificate will be deemed to represent to the Trustee, the Originator, the Seller and the Servicer either (i) that such person is neither a Plan, nor acting on behalf of a Plan, subject to ERISA or to
          Section 4975 of the Code, or (ii) that the purchase and holding of the Certificate or Class C Certificate by such Plan will not result in the assets of the Trust being deemed to be Plan assets and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator or the Servicer to any obligation or liability in addition to those undertaken in this Agreement.

               (3) Notwithstanding anything to the contrary contained herein,
          (A) no Class C Certificate, nor any interest therein, shall be transferred, sold or otherwise disposed of to a "disqualified organization," within the meaning of Section 860E(e)(5) of the Code (a "Disqualified Organization"), including, but not limited to, (i) the United States, a state or political subdivision thereof, a foreign government, an international organization or an agency or instrumentality of any of the foregoing, (ii) an organization (other than a cooperative described in Section 521 of the Code) which is exempt from the taxes imposed by Chapter 1 of the Code and not subject to the tax imposed on unrelated business income by Section 511 of the Code, or (iii) a cooperative described in Section 1381(a)(2)(C) of the Code, and (B) prior to any registration of any transfer, sale or other disposition of a Class C Certificate, the proposed transferee shall


                                       9-2
          deliver to the Trustee, under penalties of perjury, an affidavit that such transferee is not a Disqualified Organization, with respect to which the Trustee shall have no actual knowledge that such affidavit is false, and the transferor and the proposed transferee shall each deliver to the Trustee an affidavit with respect to any other information reasonably required by the Trustee pursuant to the REMIC Provisions, including, without limitation, information regarding the transfer of noneconomic residual interests and transfers of any residual interest to or by a foreign person; provided, however, that, upon the delivery to the Trustee of an Opinion of Counsel, in form and substance satisfactory to the Trustee and rendered by Independent counsel, to the effect that the beneficial ownership of a Class C Certificate by any Disqualified Organization will not result in the imposition of federal income tax upon the Trust or any Certificateholder or Class C Certificateholder or any other person or otherwise adversely affect the status of the Trust as a REMIC, the foregoing prohibition on transfers, sales and other dispositions, as well as the foregoing requirement to deliver a certificate prior to any registration thereof, shall, with respect to such Disqualified Organization, terminate. Notwithstanding any transfer, sale or other disposition of a Class C Certificate, or any interest therein, to a Disqualified Organization or the registration thereof in the Certificate Register, such transfer, sale or other disposition and any registration thereof, unless accompanied by the Opinion of Counsel described in the preceding sentence, shall be deemed to be void and of no legal force or effect whatsoever and such Disqualified Organization shall be deemed not to be a Class C Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on a Class C Certificate, and shall be deemed to have no interest whatsoever in a Class C Certificate. Each Class C Certificateholder, by his acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 9.02(b)(3).

               (4) Any transfer, sale or other disposition not in compliance with the provisions of this Section 9.02(b) shall be deemed to be void and of no legal force or effect whatsoever and such transferee shall be deemed not to be the Certificateholder or Class C Certificateholder, as applicable, for any purpose hereunder, including, but not limited to, the receipt of distributions on the Certificate or Class C Certificate, and shall be deemed to have no interest whatsoever in the Certificate or Class C Certificate.

               (5) The Trustee shall give notice to the Rating Agencies promptly following any transfer, sale or other disposition of a Class C Certificate.

          c. At the option of a Certificateholder or a Class C Certificateholder, Certificates and the Class C Certificate may be exchanged for other Certificates or Class C Certificate of authorized denominations of a like aggregate original denomination, upon surrender of such Certificates or the Class C Certificate to be exchanged at the Corporate Trust Office. Whenever any Certificates or the Class C Certificate are so surrendered for exchange, the Trustee shall execute and deliver the Certificates or Class C Certificate which the Certificateholder or Class C Certificateholder making the exchange is entitled to receive. Every Certificate or Class C Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the holder thereof or his or her attorney duly authorized in writing.


                                       9-3

          d. Except as provided in paragraph (e) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of such Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

          All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          e. If (x)(i) the Seller or the Depository advises the Trustee in writing that the Depository is no longer willing or able properly to discharge its responsibilities as Depository and (ii) the Trustee or the Originator is unable to locate a qualified successor or (y) the Originator at its sole option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Originator nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

          f. On or prior to the Closing Date, there shall be delivered to the Depository one Class A-1 Certificate, one Class A-2 Certificate, one Class A-3 Certificate, one Class A-4 Certificate, one Class A-5 Certificate, one Class B-1 Certificate and one Class B-2 Certificate, each in registered form registered in the name of the Depository's nominee, Cede & Co., the total face amount of which represents 100% of the Original Class Principal Balance of each Class,


                                       9-4
     respectively. Each such Certificate registered in the name of the Depository's nominee shall bear the following legend:

          "Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

          g. Each of the Certificates and the Class C Certificate shall be a "security" for purposes of Article 8, Section 102(a)(15)(8) of the Uniform Commercial Code and shall be governed by such Article 8 as in effect in the State of Minnesota from time to time.

     SECTION 9.03. No Charge; Disposition of Void Certificates or Class C Certificate. No service charge shall be made to a Certificateholder or Class C Certificateholder for any transfer or exchange of a Certificate or a Class C Certificate, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of a Certificate or a Class C Certificate. All Certificates and Class C Certificate surrendered for transfer and exchange shall be disposed of in a manner approved by the Trustee.

     SECTION 9.04. Mutilated, Destroyed, Lost or Stolen Certificates or Class C Certificate. If (a) any mutilated Certificate or Class C Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate or Class C Certificate, and (b) there is delivered to the Certificate Registrar and the Trustee such security or indemnity as may be required by each to save it harmless, then in the absence of notice to the Certificate Registrar or the Trustee that such Certificate or Class C Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate or Class C Certificate, a new Certificate or Class C Certificate of like tenor and original denomination. Upon the issuance of any new Certificate or Class C Certificate under this Section 9.04, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any duplicate Certificate or Class C Certificate issued pursuant to this Section 9.04 shall constitute complete and indefeasible evidence of ownership of the Percentage Interest, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate or Class C Certificate shall be found at any time.

     SECTION 9.05. Persons Deemed Owners. Prior to due presentation of a Certificate or Class C Certificate for registration of transfer, the Servicer, the Seller, the Trustee, the Paying Agent and the Certificate Registrar may treat the person in whose name any Certificate or Class C Certificate is registered as the owner of such Certificate or Class C Certificate for the purpose of receiving remittances pursuant to Section 8.01 and for all other purposes whatsoever, and none


                                       9-5
of the Servicer, the Seller, the Trustee, the Certificate Registrar, the Paying Agent or any agent of the Servicer, the Seller, the Trustee, the Paying Agent or the Certificate Registrar shall be affected by notice to the contrary.

     SECTION 9.06. Access to List of Certificateholders' and Class C Certificateholder's Names and Addresses. The Certificate Registrar will furnish to the Trustee and the Servicer, within five days after receipt by the Certificate Registrar of a request therefor from the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders and the Class C Certificateholder as of the most recent Record Date. If Holders of Certificates representing, in the aggregate, 25% or more of the Aggregate Certificate Principal Balance apply in writing to the Trustee (hereinafter referred to as "Applicants"), and such application states that the Applicants desire to communicate with other Certificateholders or the Class C Certificateholder with respect to their rights under this Agreement or under the Certificates or the Class C Certificate and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants access during normal business hours to the most recent list of Certificateholders and the Class C Certificateholder held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such Applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such Applicants access to such list promptly upon receipt. Every Certificateholder and the Class C Certificateholder, by receiving and holding a Certificate or a Class C Certificate, agrees with the Certificate Registrar and the Trustee that none of the Originator, the Certificate Registrar or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders or the Class C Certificateholder hereunder, regardless of the source from which such information was derived.

     SECTION 9.07. Authenticating Agents. The Trustee may appoint one or more Authenticating Agents with power to act on its behalf and subject to its direction in the execution and delivery of the Certificates or the Class C Certificate. For all purposes of this Agreement, the execution and delivery of Certificates or the Class C Certificate by the Authenticating Agent pursuant to this Section shall be deemed to be the execution and delivery of Certificates or the Class C Certificate "by the Trustee."


                                       9-6

                                   ARTICLE X

                                   INDEMNITIES
                                   -----------

     SECTION 10.01. Real Estate. The Seller and Originator will jointly and severally defend and indemnify the Trust, the Trustee (including the Custodian and any other agents of the Trustee), the Certificate Insurer and the Certificateholders and the Class C Certificateholder against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use or ownership of any real estate related to a Loan by the Originator or the Servicer or any Affiliate of either. Notwithstanding any other provision of this Agreement, the obligation of the Originator under this Section shall not terminate upon a Service Transfer pursuant to Article VII, except that the obligation of the Originator under this Section shall not relate to the actions of any subsequent Servicer after a Service Transfer.

     SECTION 10.02. Liabilities to Obligors. No obligation or liability to any Obligor under any of the Loans is intended to be assumed by the Trust, the Certificate Insurer, the Certificateholders or the Class C Certificateholder under or as a result of this Agreement and the transactions contemplated hereby and, to the maximum extent permitted and valid under mandatory provisions of law, the Trust, the Certificate Insurer, the Certificateholders and the Class C Certificateholder expressly disclaim such assumption.

     SECTION 10.03. Tax Indemnification. The Originator agrees to pay, and to indemnify, defend and hold harmless the Trust, the Trustee (including the Custodian and any other agents of the Trustee), the Certificate Insurer, the Certificateholders and the Class C Certificateholder from, any taxes which may at any time be asserted with respect to, and as of the date of, the transfer of the Loans to the Trust, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes (but not including any federal, state or other taxes arising out of the creation of the Trust and the issuance of the Certificates and the Class C Certificate) and costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Originator, the Seller, the Servicer, the Certificate Insurer or the Trustee under this Agreement or imposed against the Trust, a Certificateholder, the Class C Certificateholder or otherwise.

     SECTION 10.04. Servicer's Indemnities. The Servicer shall defend and indemnify the Trust, the Trustee (including the Custodian and any other agents of the Trustee), the Certificate Insurer, the Certificateholders and the Class C Certificateholder against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, in respect of any action taken or omitted to be taken by the Servicer with respect to any Loan. This indemnity shall survive any Service Transfer (but the original Servicer's obligations under this Section 10.04 shall not relate to any actions of any subsequent Servicer after a Service Transfer) and any payment of the amount owing under, or any repurchase by the Originator of, any such Loan.

     SECTION 10.05. Operation of Indemnities. Indemnification under this Article shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation.


                                      10-1

If the Originator or the Servicer has made any indemnity payments to the Trustee pursuant to this Article and the Trustee thereafter collects any of such amounts from others, the Trust will repay such amounts collected to the Originator or the Servicer, as the case may be, without interest.

     SECTION 10.06. REMIC Tax Matters. If a Class C Certificateholder, pursuant to Section 6.06, pays any taxes or charges imposed upon the Trust as a REMIC or otherwise, such taxes or charges, except to the extent set forth in the following proviso, shall be expenses and costs of the Trust and the Class C Certificateholder shall be entitled to be reimbursed therefor out of the Certificate Account as provided in Section 8.04; provided, however, that any such taxes or charges shall not be expenses or costs of the Trust, nor will the Class C Certificateholder be entitled to reimbursement therefor out of the Certificate Account, if and to the extent that such taxes or charges resulted from a failure (i) by the Originator, the Trustee or any Servicer to comply with the provisions of Section 2.05, (ii) by any Servicer to comply with the provisions of Section 6.06, or (iii) by the Trustee to timely execute any tax returns pursuant to Section 11.11.


                                      10-2

                                   ARTICLE XI

                                   THE TRUSTEE
                                   -----------

     SECTION 11.01. Duties of Trustee. The Trustee, prior to the occurrence of a Servicer Termination Event and after the curing of all Events of Termination which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If a Servicer Termination Event has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

     Subject to Section 11.03, no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

          a. Prior to the occurrence of a Servicer Termination Event, and after the curing of all such Events of Termination which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          b. The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          c. The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders representing, in the aggregate, 25% or more of the Aggregate Certificate Principal Balance relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

          d. The Trustee shall not be charged with knowledge of any event referred to in Section 7.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such event or the Trustee receives written notice of such


                                      11-1
     event from the Servicer or the Certificateholders representing, in the aggregate, 25% or more of the Aggregate Certificate Principal Balance.

          None of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Originator, the Seller or the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement. The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     SECTION 11.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 11.01:

          a. The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of a Servicing Officer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          b. The Trustee may consult with counsel and any opinion of any counsel for the Originator, the Seller or the Servicer shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by the Trustee hereunder in good faith and in accordance with such Opinion of Counsel;

          c. The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; provided, however, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of a Servicer Termination Event (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

          d. Prior to the occurrence of a Servicer Termination Event and after the curing of all Events of Termination which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Certificateholders representing, in the aggregate, 25% or more of the Aggregate Certificate Principal Balance; provided, however, that if the payment within a reasonable


                                      11-2
     time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand; and

          e. The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and shall not be liable for any acts or omissions of such agents, attorneys or custodians if appointed by it with due care hereunder.

     SECTION 11.03. Trustee Not Liable for Certificates, Class C Certificate or Loans. The Trustee assumes no responsibility for the correctness of the recitals contained herein, in the Certificates or in the Class C Certificate (other than the Trustee's execution thereof). The Trustee makes no representations as to the validity or sufficiency of this Agreement, of the Certificates or of the Class C Certificate (other than its execution thereof) or of any Loan, Loan File or related document. The Trustee shall not be accountable for the use or application by the Servicer, the Originator or the Seller of funds paid to the Originator or the Seller, as applicable in consideration of conveyance of the Loans to the Trust by the Originator and the Seller or deposited in or withdrawn from the Certificate Account by the Servicer.

     SECTION 11.04. Trustee May Own Certificates. The Trustee in its individual or other capacity may become the owner or pledgee of Certificates representing less than all the beneficial interest in the Trust with the same rights as it would have if it were not Trustee.

     SECTION 11.05. Rights of Certificateholders to Direct Trustee and to Waive Events of Termination. The Certificate Insurer or, if a Certificate Insurer Default shall have occurred and be continuing, the Holders of Certificates representing, in the aggregate, 25% or more of the Aggregate Certificate Principal Balance, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that, subject to
Section 11.01, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided, further that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Certificate Insurer or the Certificateholders. The Certificate Insurer or, if a Certificate Insurer Default shall have occurred and be continuing, the Holders of the Certificates representing, in the aggregate, 51% or more of the Aggregate Certificate Principal Balance may on behalf of all Certificateholders waive any past Servicer Termination Event hereunder and its consequences, except a default in respect of a covenant or provision hereof which under Section 12.07(c) cannot be modified or amended without the consent of all Certificateholders, and upon any such waiver, such Servicer Termination Event shall cease to exist and shall be deemed to have been cured for every purpose


                                      11-3
of this Agreement; but no such waiver shall extend to any subsequent or other Servicer Termination Event or impair any right consequent thereon.

     SECTION 11.06. The Servicer to Pay Trustee's Fees and Expenses. The Servicer agrees:

          a. to pay to the Trustee reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) including the services provided in connection with any auctions pursuant to Section 8.06(e);

          b. except as otherwise expressly provided herein, to reimburse the Trustee, to the extent requested by the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel, and reasonable compensation, expenses and disbursements in connection with any auctions pursuant to Section 8.06(e)), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          c. to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the Trust and its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     The covenants in this Section 11.06 shall be for the benefit of the Trustee in its capacities as Trustee, Paying Agent and Certificate Registrar hereunder, and shall survive the termination of this Agreement. If any entity other than the Originator or a subsidiary or affiliate of the Originator is the Servicer, the Servicer shall be reimbursed for any costs and expenses incurred by it in this Section 11.06 pursuant to Sections 8.04(b)(2) and 7.03.

     SECTION 11.07. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a financial institution organized and doing business under the laws of the United States of America or any State, authorized under such laws to exercise corporate trust powers, and shall have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding system the aggregate combined capital and surplus of which is $50,000,000, provided that the Trustee's separate capital and surplus shall at all times be at least the amount required by Section 310(a)(2) of the Trust Indenture Act of 1939, as amended. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section 11.07, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In addition, the Trustee (or, if the Trustee is U.S. Bank National Association, the parent company of U.S. Bank Trust National Association) shall at all times have (a) a long-term deposit rating from S&P of at least BBB or as shall be otherwise acceptable to S&P and (b) have a long-term deposit rating from Moody's of at least Baa2 or as shall be otherwise acceptable to Moody's. In case at any time the Trustee shall


                                      11-4
cease to be eligible in accordance with the provisions of this Section 11.07, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.08.

     SECTION 11.08. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer and the Originator. Upon receiving such notice of resignation, the Originator with the consent of the Certificate Insurer shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to each of the Servicer and the Originator and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.07 and shall fail to resign after written request therefor by the Originator or the Certificate Insurer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Originator may remove the Trustee. If the Originator shall have removed the Trustee under the authority of the immediately preceding sentence, the Originator shall promptly appoint a successor Trustee, with the prior written consent of the Certificate Insurer, by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 11.08 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 11.09.

     SECTION 11.09. Successor Trustee. Any successor Trustee appointed as provided in Section 11.08 shall execute, acknowledge and deliver to the Servicer, the Originator and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver or cause to be delivered to the successor Trustee the Loans and the Loan Files and any related documents and statements held by it hereunder; and, if the Loans are then held by a Custodian pursuant to a custodial agreement, the predecessor Trustee and the Custodian shall amend such custodial agreement to make the successor Trustee the successor to the predecessor Trustee thereunder; and the Servicer, the Originator and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

     No successor Trustee shall accept appointment as provided in this Section
11.09 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 11.07.


                                      11-5

     Upon acceptance of appointment by a successor Trustee as provided in this
Section 11.09, the Servicer shall cause notice of the succession of such Trustee hereunder to be mailed to the Rating Agencies and to each Certificateholder and the Class C Certificateholder at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

     SECTION 11.10. Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be eligible under the provisions of Section 11.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall promptly notify the Rating Agencies in the event it is a party to any merger, conversion or consolidation.

     SECTION 11.11. Tax Returns. Upon the Servicer's request, the Trustee will furnish the Servicer with all such information as the Servicer may reasonably require in connection with preparing all tax returns of the Trust and the Trustee shall execute such returns.

     SECTION 11.12. Obligor Claims. In connection with any offset defenses, or affirmative claims for recovery, asserted in legal actions brought by Obligors under one or more Loans based upon provisions therein complying with, or upon other rights or remedies arising from, any legal requirements applicable to the Loans, including, without limitation, the Federal Trade Commission's Trade Regulation Rule Concerning Preservation of Consumers' Claims and Defenses (16 C.F.R. ss. 433) as amended from time to time:

          a. The Trustee is not, and shall not be deemed to be, either in any individual capacity, as trustee hereunder or otherwise, a creditor, or a joint venturer with or an Affiliate of, or acting in concert or cooperation with, any home equity lender, in the arrangement, origination or making of Loans. The Trustee is the holder of the Loans only as trustee on behalf of the Certificateholders and the Class C Certificateholder, and not as a principal or in any individual or personal capacity;

          b. The Trustee shall not be personally liable for or obligated to pay Obligors any affirmative claims asserted thereby, or responsible to Certificateholders or the Class C Certificateholder for any offset defense amounts applied against Loan payments, pursuant to such legal actions;

          c. The Trustee will pay, solely from available Trust monies, affirmative claims for recovery by Obligors only pursuant to final judicial orders or judgments, or judicially approved settlement agreements, resulting from such legal actions;

          d. The Trustee will comply with judicial orders and judgments which require its actions or cooperation in connection with Obligors' legal actions to recover affirmative claims against Certificateholders and the Class C Certificateholder;


                                      11-6

          e. The Trustee will cooperate with and assist Certificateholders and the Class C Certificateholder in their defense of legal actions by Obligors to recover affirmative claims if such cooperation and assistance is not contrary to the interests of the Trustee as a party to such legal actions and if the Trustee is satisfactorily indemnified for all liability, costs and expenses arising therefrom; and

          f. The Originator hereby agrees to indemnify, hold harmless and defend the Trustee, Certificateholders and the Class C Certificateholder from and against any and all liability, loss, costs and expenses of the Trustee, Certificateholders and the Class C Certificateholder resulting from any affirmative claims for recovery asserted or collected by Obligors under the Loans. Notwithstanding any other provision of this Agreement, the obligation of the Originator under this Section 11.12(f) shall not terminate upon a Service Transfer pursuant to Article VII.

     SECTION 11.13. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction having authority over the Trust, the Loans or the Obligors, the Originator and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.13, such powers, duties, obligations, rights and trusts as the Originator and the Trustee may consider necessary or desirable. If the Originator shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in case a Servicer Termination Event shall have occurred and be continuing, the Trustee alone, with the prior written consent of the Certificate Insurer, shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.07 hereunder and no notice to Certificateholders or the Class C Certificateholder of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 11.09.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 11.13 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such co-trustee or separate trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such co-trustee or separate trustee at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then co-trustees and separate trustees, as effectively as if given to each of them. Every instrument appointing any co-trustee or separate trustee shall refer to this Agreement and the conditions of this Article XI. Each co-trustee and separate trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its


                                      11-7
instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any co-trustee or separate trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 11.14. Trustee and U.S. Bancorp. In the event the Trustee ceases to be a direct, wholly owned subsidiary of U.S. Bancorp, the Trustee shall promptly notify the Rating Agencies.

     SECTION 11.15. Trustee Advances.

          a. If the Servicer fails to deposit into the Certificate Account Advances as required by Section 8.02, then the Trustee shall, subject to the provisions of paragraph (b) below, from its own funds, deposit into the Certificate Account the amount not so deposited by the Servicer on or before the Business Day preceding the related Payment Date (a "Trustee Advance").

          b. The Trustee shall not be required to make any Trustee Advance if and to the extent that it determines in good faith that the funds, if advanced, would not be recoverable by it from subsequent payments on the related Loan in accordance with Section 8.04(a).

          c. The Trustee shall be entitled to reimbursement of a Trustee Advance from funds subsequently available therefor in the Certificate Account in accordance with Section 8.04(a).


                                      11-8

                                   ARTICLE XII

                                  MISCELLANEOUS
                                  -------------

     SECTION 12.01. [RESERVED]

     SECTION 12.02. Conseco Finance Corp. and Seller Not to Engage in Certain Transactions with Respect to the Trust. Neither Conseco Finance Corp. nor the Seller shall:

          a. Provide credit to any Certificateholder for the purpose of enabling such Certificateholder to purchase Certificates;

          b. Purchase any Certificates in an agency or trustee capacity; or

          c. Loan any money to the Trust (other than Advances pursuant to Section 8.02).

     SECTION 12.03. Maintenance of Office or Agency. The Trustee will maintain in Minneapolis or St. Paul, Minnesota, an office or agency where Certificates or the Class C Certificate may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates, the Class C Certificate and this Agreement may be served. On the date hereof the Trustee's office for such purposes is located at 180 East 5th Street, Second Floor, St. Paul, Minnesota 55101. The Trustee will give prompt written notice to the Originator, the Seller, the Servicer, the Certificateholders and the Class C Certificateholder of any change in the location of the Certificate Register or any such office or agency.

     SECTION 12.04. Termination.

          a. The Trust created hereby and the respective obligations and responsibilities of the Originator, the Seller, the Servicer, and the Trustee created hereby (other than the responsibility of the Trustee to make any final distributions to Certificateholders and the Class C Certificateholder as set forth below) shall terminate on the expiration of applicable preference periods with respect to the payments made on the earlier of (a) the Payment Date on which the principal balance of all of the Loans is reduced to zero (without taking into account payments on the Certificate Insurance Policy); or (b) the Payment Date occurring in the month following the sale of the Loans pursuant to Section 8.06; provided, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof, and provided, further, that the Servicer's and the Originator's representations and warranties and indemnities by the Originator and the Servicer shall survive termination. Any termination of the Trust must be conducted so as to qualify as a "qualified liquidation" of the REMIC within the meaning of the REMIC Provisions.

          b. Notice of any termination, specifying the Final Payment Date (which shall be a date that would otherwise be a Payment Date) upon which all Certificateholders or the Class C


                                      12-1

     Certificateholder may surrender their Certificates or the Class C Certificate to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee (upon direction by the Servicer ten days prior to the date such notice is to be mailed) by letter to each of the Rating Agencies, the Certificate Insurer, the Certificateholders and the Class C Certificateholder mailed no later than the fifth Business Day of the month of the Final Payment Date specifying
     (1) the Final Payment Date upon which final payment on the Certificates and the Class C Certificate will be made upon presentation and surrender of Certificates and the Class C Certificate at the office or agency of the Trustee therein designated; (2) the amount of any such final payment; and
     (3) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates and the Class C Certificate at the office or agency of the Trustee therein specified. Any notice of sale of the Loans pursuant to
     Section 8.06 shall constitute the adoption by the Trustee on behalf of the Certificateholders and the Class C Certificateholder of a plan of complete liquidation within the meaning of Section 860F of the Code on the date such notice is given when signed by the Trustee. Each such notice shall, to the extent required by the REMIC Provisions or other applicable law, be signed on behalf of the Trust by the Trustee. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to the Certificateholders and the Class C Certificateholder. In the event such notice is given in connection with the sale of the Loans pursuant to
     Section 8.06, the Class C Certificateholder or the Trustee, as applicable, shall deposit in the Certificate Account on the Final Payment Date in immediately available funds an amount equal to the purchase price specified in Section 8.06 and upon such deposit the Certificateholders and the Class C Certificateholder will be entitled to the amount of such purchase price but not amounts in excess thereof, all as provided herein. Upon such final deposit, the Trustee shall promptly release to the purchaser of the Loans pursuant to Section 8.06 the Loan Files for the remaining Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

          c. Upon presentation and surrender of the Certificates and the Class C Certificate, the Trustee shall cause to be distributed from the Certificate Account, in the following order of priority, to the Certificateholders and the Class C Certificateholder on the Final Payment Date in proportion to their respective Percentage Interests: (1) to the extent the Amount Available is sufficient therefor, and in the order of priority provided for in Section 8.04(b), an amount equal to (i) as to Class A Certificates, the Class A Principal Balance and, together with any Unpaid Class A Interest Shortfall and one month's interest at the Pass-Through Rate for each Class of Class A Certificates on the Class Principal Balance, respectively, (ii) as to the Class B-1 Certificates, the Class B-1 Principal Balance, together with any Unpaid Class B-1 Interest Shortfall, any Unpaid Class B-1 Liquidation Loss Interest Shortfall and one month's interest at the Class B-1 Pass-Through Rate on the Class B-1 Principal Balance and (iii) as to the Class B-2 Certificates, the Class B-2 Principal Balance, together with any Unpaid Class B-2 Interest Shortfall any Unpaid Class B-2 Liquidation Loss Interest Shortfall, and one month's interest at the Class B-2 Pass-Through Rate on the Class B-2 Principal Balance; and (2) as to the Class C Certificate, the amount which remains on deposit in the Certificate Account (other than amounts retained to meet claims) after application pursuant to clause (1) above.

          d. In the event that all of the Certificateholders and the Class C Certificateholder do not surrender their Certificates and the Class C Certificate for cancellation within three months


                                      12-2
     after the time specified in the above-mentioned written notice, the Originator shall give a second written notice to the remaining Certificateholders and the Class C Certificateholder to surrender their Certificates and the Class C Certificate for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates and the Class C Certificate shall not have been surrendered for cancellation, the Originator shall transfer to itself all amounts remaining on deposit in the Certificate Account, to hold in trust for Certificateholders and the Class C Certificateholder who have not surrendered their Certificates or the Class C Certificate, as the case may be, for cancellation, together with the final record list of Certificateholders and the Class C Certificateholder, and the Originator shall take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and to contact the Class C Certificateholder concerning its surrender of its Class C Certificate, and the cost thereof shall be paid out of the funds and other assets which remain in trust hereunder.

     SECTION 12.05. Acts of Certificateholders and Class C Certificateholder.

          a. Except as otherwise specifically provided herein, whenever Certificateholder approval, authorization, direction, notice, consent, waiver, or other action is required hereunder, such approval, authorization, direction, notice, consent, waiver or other action shall be deemed to have been given or taken on behalf of, and shall be binding upon, all Certificateholders if agreed to by Holders of Certificates representing, in the aggregate, 51% or more of the Aggregate Certificate Principal Balance.

          b. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders or the Class C Certificateholder may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders or the Class C Certificateholder in person or by an agent duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Trustee and, where required, to the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 11.01) conclusive in favor of the Trustee, the Servicer and the Originator if made in the manner provided in this Section.

          c. The fact and date of the execution by any Certificateholder or the Class C Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

          d. The ownership of Certificates and the Class C Certificate shall be proved by the Certificate Register.

          e. Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder or the Class C Certificateholder shall bind every holder of every Certificate or the Class C Certificate, as applicable, issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done by the


                                      12-3

     Trustee, the Servicer or the Originator in reliance thereon, whether or not notation of such action is made upon such Certificates or Class C Certificate.

          f. The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

     SECTION 12.06. Assignment or Delegation by Company. Except as specifically authorized hereunder, and except for its obligations as Servicer which are dealt with under Article V and Article VII, the Originator may not convey and assign or delegate any of its rights or obligations hereunder absent the prior written consent of the Certificate Insurer or, if a Certificate Insurer Default exists, the Holders of Certificates representing, in the aggregate, 66-2/3% or more of the Aggregate Certificate Principal Balance, and any attempt to do so without such consent shall be void. It is understood that the foregoing does not prohibit the pledge or assignment by the Originator of any right to payment pursuant to Article VIII.

     SECTION 12.07. Amendment.

          a. This Agreement may be amended from time to time by the Originator, the Servicer and the Trustee, with the prior written consent of the Certificate Insurer and without the consent of any of the Certificateholders or the Class C Certificateholder, to correct manifest error, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, as the case may be, to make such changes as are necessary to maintain the status of the Trust as a "real estate mortgage investment conduit" under the REMIC Provisions of the Code or to otherwise effectuate the benefits of such status to the Trust, the Certificateholders or the Class C Certificateholder, including, without limitation, to implement any provision permitted by law that would enable a REMIC to avoid the imposition of any tax, or to make any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel for the Servicer, adversely affect in any material respect the interests of any Certificateholder. This Agreement may be amended from time to time by the Originator, the Servicer and the Trustee, with the prior written consent of the Certificate Insurer and without the consent of any of the Certificateholders or the Class C Certificateholder, to provide for such changes as the Certificate Insurer and Backup Servicer or successor Servicer may require in connection with the succession of a successor Servicer or the Backup Servicer provided that the Rating Agencies shall confirm that such changes shall not cause the reduction, withdrawal or qualification of any of the ratings assigned to the Certificates; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Loans or distributions which are required to be made on any Certificate, (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Certificates then outstanding, (c) result in the disqualification of the Trust as a REMIC under the Code, (d) adversely affect the status of the Trust as a REMIC or the status of the Certificates as "regular interests" in the REMIC, or (e) cause any tax (other than any tax imposed on "net income from foreclosure property" under Section 860G(c)(1) of the Code that would be imposed without regard to such amendment) to be imposed on the Trust, including, without limitation, any tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on


                                      12-4

     "contributions after the startup date" under Section 860G(d)(1) of the Code. This Agreement may not be amended without the consent of the Class C Certificateholder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement which would modify in any manner the rights of the Class C Certificateholder.

          b. This Agreement may also be amended from time to time by the Servicer, the Originator and the Trustee, with the prior written consent of the Certificate Insurer and with the consent of Holders of Certificates representing, in the aggregate, 66-2/3% or more of the Aggregate Certificate Principal Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of such Certificateholders; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Loans or distributions which are required to be made on any Certificate, (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Certificates then outstanding, (c) result in the disqualification of the Trust as a REMIC under the Code, (d) adversely affect the status of the Trust as a REMIC or the status of the Certificates as "regular interests" in the REMIC, or (e) cause any tax (other than any tax imposed on "net income from foreclosure property" under Section 860G(c)(1) of the Code that would be imposed without regard to such amendment) to be imposed on the Trust, including, without limitation, any tax imposed on "prohibited transactions" under
     Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code. This Agreement may not be amended without the consent of the Class C Certificateholder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement which would modify in any manner the rights of the Class C Certificateholder.

          c. This Agreement shall not be amended under this Section without the consent of 100% of the Certificateholders, the Certificate Insurer and the Class C Certificateholder if such amendment would result in the disqualification of the Trust as a REMIC under the Code.

          d. Concurrently with the solicitation of any consent pursuant to this
     Section 12.08, the Trustee shall furnish written notification to the Rating Agencies. Promptly after the execution of any amendment or consent pursuant to this Section 12.08, the Trustee shall furnish written notification of the substance of such amendment to the Rating Agencies, each Certificateholder and the Class C Certificateholder.

          e. It shall not be necessary for the consent of Certificateholders and the Class C Certificateholder under this Section 12.08 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders and the Class C Certificateholder shall be subject to such reasonable requirements as the Trustee may prescribe.

          f. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.


                                      12-5

          g. In connection with any amendment pursuant to this Section, the Trustee shall be entitled to receive an Opinion of Counsel to the Servicer to the effect that such amendment is authorized or permitted by this Agreement.

          h. Upon the execution of any amendment or consent pursuant to this
     Section 12.08, this Agreement shall be modified in accordance therewith, and such amendment or consent shall form a part of this Agreement for all purposes, and every Certificateholder or the Class C Certificateholder hereunder shall be bound thereby.

          i. In the absence of the consent described in subsection (d) of this Section, in connection with any amendment pursuant to this Section, the Trustee shall have received an unqualified Opinion of Counsel, the expense of which shall not be an expense of the Trust, stating that any such amendment (i) will not adversely affect the status of the REMIC as a REMIC or the status of the Certificates as "regular interests" therein, and (ii) will not cause any tax (other than any tax imposed on "net income from foreclosure property" under Section 860G(c)(1) of the Code that would be imposed without regard to such amendment) to be imposed on the Trust, including, without limitation, any tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code.

     SECTION 12.08. Notices. All communications and notices pursuant hereto to the Seller, the Servicer, the Originator, the Trustee, the Rating Agencies and the Certificate Insurer shall be in writing and delivered or mailed to it at the appropriate following address:

     If to the Seller:

                  Conseco Finance Securitizations Corp.
                  300 Landmark Towers
                  345 St. Peter Street
                  St. Paul, Minnesota 55102-1639
                  Attention:  Chief Financial Officer
                  Telecopier Number:  (651) 293-5746

     If to the Servicer:

                  Conseco Finance Corp.
                  1100 Landmark Towers
                  345 St. Peter Street
                  St. Paul, Minnesota 55102-1639
                  Attention:  Chief Financial Officer
                  Telecopier Number:  (651) 293-5746


                                      12-6

     If to the Trustee:

                  U.S. Bank Trust National Association
                  Corporate Trust Department
                  180 East Fifth Street
                  Second Floor
                  St. Paul, Minnesota 55101
                  Attention:  Tamara Schultz-Fugh
                  Telecopier Number:  (651) 244-0089

     If to S&P:

                  Standard & Poor's
                  55 Water Street
                  New York, New York  10041
                  Attention:  Mortgage Surveillance

     If to Moody's:

                  Moody's Investors Service, Inc.
                  99 Church Street
                  New York, New York 10007

     And for the Monthly Report, to Moody's at "servicerreports@moody's.com"

     If to Certificate Insurer:

                  Financial Security Assurance Inc.
                  350 Park Avenue
                  New York, New York  10022
                  Attn:  Surveillance Department
                  Re:  Conseco Finance Home Equity Loan Trust 2000-D
                  Confirmation:  (212) 826-0100
                  Telecopy Nos: (212) 359-3518, (212) 339-3529

                  (in each case in which notice or other communication to the Certificate Insurer refers to a Servicer Termination Event, a claim on the Certificate Insurance Policy or with respect to which failure on the part of the Certificate Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and the Head-Financial Group of the Certificate Insurer and shall be marked on the outside "URGENT MATERIAL ENCLOSED")


                                      12-7
or at such other address as the party may designate by notice to the other parties hereto, which notice shall be effective when received.

     All communications and notices pursuant hereto to a Certificateholder or the Class C Certificateholder shall be in writing and delivered or mailed at the address shown in the Certificate Register.

     SECTION 12.09. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

     SECTION 12.10. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     SECTION 12.11. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota.

     SECTION 12.12. Grant of Owner Rights to Certificate Insurer.

     In consideration for the guarantee of the Class A Certificates by the Certificate Insurer pursuant to the Certificate Insurance Policy, the Class A Certificateholders hereby grant to the Certificate Insurer the right to act as the Certificateholder of 100% of the Outstanding Class A Certificates for the purpose of exercising the rights of the Holders of the Class A Certificates hereunder, including the voting rights of such Holders, but excluding any rights of such Holders to distributions under Section 8.04(b); provided that the preceding grant of rights to the Certificate Insurer by the Class A Certificateholders shall be subject to Section 12.14 hereof. The rights of the Certificate Insurer to direct certain actions and consent to certain actions of the Certificateholders hereunder will terminate at such time as the Class A Principal Balance has been reduced to zero and the Certificate Insurer has been reimbursed for all Insured Payments and any other amounts owed under the Certificate Insurance Policy and the Insurance Agreement and the Certificate Insurer has no further obligation under the Certificate Insurance Policy.

     SECTION 12.13. Third Party Beneficiary.

     The parties hereto acknowledge that the Certificate Insurer is an express third party beneficiary hereof entitled to enforce any rights reserved to it hereunder as if it were actually a party hereto.

     SECTION 12.14. Suspension and Termination of Certificate Insurer's Rights.

          (a) During the continuation of a Certificate Insurer Default, rights granted or reserved to the Certificate Insurer hereunder shall vest instead in the Certificateholders; provided that the Certificate Insurer shall be entitled to payment of any Premium Amounts due to it and any distributions in reimbursement of the Reimbursement Amount, and the Certificate Insurer shall retain those rights under Section 12.07 to consent to any amendment to this Agreement.


                                      12-8

          (b) At such time as either (i) the Class A Principal Balance has been reduced to zero or (ii) the Certificate Insurance Policy has been terminated following a Certificate Insurer Default, and in either case of
     (i) or (ii) the Certificate Insurer has been paid all Premium Amounts due to it and has been reimbursed for all Insured Payments and any other amounts owed under the Certificate Insurance Policy and the Insurance Agreement (and the Certificate Insurer no longer has any obligation under the Certificate Insurance Policy, except for breach thereof by the Certificate Insurer), then the rights and benefits granted or reserved to the Certificate Insurer hereunder (including the rights to direct certain actions and receive certain notices) shall terminate and the Certificateholders shall be entitled to the exercise of such rights and to receive such benefits of the Certificate Insurer following such termination to the extent that such rights and benefits are applicable to the Certificateholders.


                                      12-9

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized this 28th day of June, 2000.


                                       CONSECO FINANCE CORP.


                                       By:
                                           -------------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and Treasurer



                                       CONSECO FINANCE SECURITIZATIONS CORP.


                                       By:
                                           -------------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and Treasurer




                                       U.S. BANK TRUST NATIONAL ASSOCIATION,
                                       not in its individual capacity but solely as Trustee


                                       By:
                                           -------------------------------------
                                           Lori Anne Rosenberg
                                           Assistant Vice President


                                      12-10

STATE OF INDIANA                    )
                                    ) ss.
COUNTY OF HAMILTON                  )

     The foregoing instrument was acknowledged before me this ___ day of June, 2000, by Phyllis A. Knight, a Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation, on behalf of the corporation.


-----------------------------
Notary Public

         [SEAL]


STATE OF INDIANA                    )
                                    ) ss.
COUNTY OF HAMILTON                  )

     The foregoing instrument was acknowledged before me this ___ day of June, 2000, by Phyllis A. Knight, a Senior Vice President and Treasurer of Conseco Finance Securitizations Corp., a Minnesota corporation, on behalf of the corporation.


-----------------------------
Notary Public

         [SEAL]


STATE OF MINNESOTA               )
                                 ) ss.
COUNTY OF RAMSEY                 )

     The foregoing instrument was acknowledged before me this ___ day of June, 2000, by Lori Anne Rosenberg, Assistant Vice President, of U.S. Bank Trust National Association, a national banking association, on behalf of the national banking association.


-----------------------------
Notary Public


                                      12-11

                                    EXHIBIT A
                                    ---------

                   FORM OF CLASS A-[1][2][3][4][5] CERTIFICATE
                   -------------------------------------------


     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

Class A-[1][2][3][4][5]               No.
(Senior)

Cut-off Date:                         Pass-Through Rate:            %
                                                          ----------
as defined in the Pooling and
Servicing Agreement dated             Denomination:  $
June 1, 2000                                          ---------------

First Payment Date:                   Aggregate Denomination of
July 17, 2000                         all Class A-[1][2][3][4][5] Certificates:
                                      $
                                       ---------------

Servicer:                             Final Scheduled Payment Date:
Conseco Finance Corp.                 October 15, 2031 (or if such day is not a
                                      Business Day, then the next succeeding
                                      Business Day)

                                      CUSIP:
                                              ----------


                        CERTIFICATE FOR HOME EQUITY LOANS
                 SERIES 2000-D, CLASS A-[1][2][3][4][5] (SENIOR)
                 -----------------------------------------------

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN CONSECO FINANCE CORP. OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

     This certifies that _________________ is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in the Certificates for Home Equity Loans, Series 2000-D, Class A-[1][2][3][4][5] issued by Conseco Finance Home Equity Loan Trust 2000-D (the "Trust"), which includes among its assets a pool of closed-end home equity loans (the "Loans") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Loans and any and all rights to receive payments due on the Loans after the applicable Cut-off Date). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of June 1, 2000, among Conseco Finance Corp., as Originator and Servicer (the "Originator"), Conseco Finance Securitizations Corp., as Seller (the "Seller") and U.S. Bank Trust National Association, as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing in July 2000, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class A-[1][2][3][4][5] Certificates with an aggregate Percentage Interest of at least 5% of the Class A-[1][2][3][4][5] Certificates and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the Certificateholder's Percentage Interest of the Class A-[1][2][3][4][5] Distribution Amount and any Additional Principal Distribution Amount for such Payment Date. Distributions of interest and principal on the Class A-[1][2][3][4][5] Certificates will be made primarily from amounts available in respect of the Loans. The final scheduled Payment Date of this Certificate is October 15, 2031 or the next succeeding Business Day if such October 15 is not a Business Day.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     Financial Security Assurance Inc. (the "Certificate Insurer") has issued a Certificate Insurance Policy in the name of the Trustee for the benefit of the Holders of the Class A Certificates. Unless a Certificate Insurer Default shall be continuing, subject to Section 8.13 of the Agreement, the Certificate Insurer shall be deemed to be the Holder of the Class A Certificates for the purpose of exercising the rights, including voting rights, under the Agreement. In addition, on each Payment Date, after the Holders of the Class A Certificates have been paid all amounts to which they are entitled, the Certificate Insurer will be entitled to be reimbursed for any unreimbursed Insured Payments and any other amounts owed under the Certificate Insurance Policy in respect of the Class A Certificates.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the

Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof, Cede & Co., has an interest herein.

     The Originator, the Seller, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Originator, the Seller, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Originator, the Seller, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     This Certificate shall be a "security" for purposes of Article 8, Section 102(a)(15)(B) of the Uniform Commercial Code and shall be governed by such
Article 8 as in effect in the state of Minnesota from time to time.

     IN WITNESS WHEREOF, Conseco Finance Home Equity Loan Trust 2000-D has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:                                 CONSECO FINANCE HOME EQUITY
        --------------------------        LOAN TRUST 2000-D

                                       By: U.S. BANK TRUST NATIONAL
                                           ASSOCIATION


                                       By:
                                           -------------------------------------
                                           Authorized Officer

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________ the within Certificate for Home Equity Loans, Series 2000-D, and does hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:                                 By:
       ---------------------------         -------------------------------------
                                           Signature

                                    EXHIBIT B
                                    ---------

                                   [RESERVED]
                                   ----------

                                    EXHIBIT C
                                    ---------

                       FORM OF CLASS B-[1][2] CERTIFICATE
                       ----------------------------------


     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A [AND THE CLASS B-1 CERTIFICATES] AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Class B-[1][2]                         No.
(Subordinate)

Cut-off Date:                          Pass-Through Rate:           %
                                                           ---------
as defined in the Pooling and          (or, the Weighted Average Loan
Servicing Agreement dated               Rate, if less)
June 1, 2000

First Payment Date:                    Denomination:  $
                                                       ---------------
July 17, 2000

Servicer:                              Aggregate Denomination of
Conseco Finance Corp.                  all Class B-[1][2] Certificates:
                                       $
                                        ----------------

                                       Final Scheduled Payment Date:
                                       October 15, 2031 (or if such day is not a Business Day, then the next succeeding Business Day)

                                       CUSIP:
                                               ---------------


                       CERTIFICATES FOR HOME EQUITY LOANS
                   SERIES 2000-D, CLASS B-[1][2] (SUBORDINATE)
                   -------------------------------------------

     BY ACCEPTANCE OF THIS CERTIFICATE, THE PURCHASER OF THE CERTIFICATE OR ANY INTEREST HEREIN BY, ON BEHALF OF OR WITH PLAN ASSETS OF ANY EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THAT IS DESCRIBED IN SECTION 4975(e)(1) OF THE CODE (EACH, A "PLAN") ACKNOWLEDGES THAT EITHER THE CERTIFICATEHOLDER HAS DELIVERED TO THE ORIGINATOR AND THE TRUSTEE AT ITS OWN EXPENSE AN OPINION OF

COUNSEL (SATISFACTORY TO THE ORIGINATOR AND THE TRUSTEE) THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE ORIGINATOR, THE SELLER OR THE SERVICER TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, OR, IF NO SUCH OPINION IS DELIVERED, IS DEEMED TO REPRESENT TO THE TRUSTEE, THE ORIGINATOR, THE SELLER AND THE SERVICER EITHER (I) THAT THE PERSON ACQUIRING THE CERTIFICATE IS NEITHER A PLAN, NOR ACTING ON BEHALF OF A PLAN, SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE, OR (II) THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE ORIGINATOR, THE SELLER OR THE SERVICER TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN CONSECO FINANCE CORP. OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

     This certifies that _______________________ is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in the Certificates for Home Equity Loans, Series 2000-D, Class B-[1][2], issued by Conseco Finance Home Equity Loan Trust 2000-D (the "Trust"), which includes among its assets a pool of closed-end home equity loans (the "Loans") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Loans and any and all rights to receive payments due on the Loans after the applicable Cut-off Date. The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of June 1, 2000, among Conseco Finance Corp., as Originator and Servicer (the "Originator"), Conseco Finance Securitizations Corp., as Seller (the "Seller") and U.S. Bank Trust National Association as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing in July 2000, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class B-[1][2] Certificates with an aggregate Percentage Interest of at least 5% of the Class B-[1][2] Certificates and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the Certificateholder's Percentage Interest of the Class B-[1][2] Distribution Amount and any Additional Principal Distribution Amount for such Payment Date. Distributions of interest and principal on the Class B-[1][2] Certificates will be made primarily from amounts available in respect of the Loans. The final scheduled Payment Date of this Certificate is October 15, 2031 or the next succeeding Business Day if such October 15 is not a Business Day.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account, to the extent available for distribution to the Certificateholder as provided in the Agreement, for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     No transfer of this Certificate or any interest herein to any employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or that is described in Section 4975(e)(1) of the Code or to any person or entity purchasing on behalf of, or with assets of, such an employee benefit plan (each, a "Plan") will be registered unless the transferee, at its expense, delivers to the Originator and the Trustee an opinion of counsel (satisfactory to the Originator and the Trustee) that the purchase and holding of this Certificate by such Plan will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator, the Seller or the Servicer to any obligation or liability in addition to those undertaken in the Agreement. Unless such opinion is delivered, each person acquiring this Certificate will be deemed to represent to the Trustee, the Originator, the Seller and the Servicer either (i) that such person is neither a Plan, nor acting on behalf of a Plan, subject to ERISA or to
Section 4975 of the Code, or (ii) that the purchase and holding of this Certificate by such Plan will not result in the assets of the Trust being deemed to be Plan assets and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator, the Seller or the Servicer to any obligation or liability in addition to those undertaken in the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof, Cede & Co., has an interest herein.

     The Originator, the Seller, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Originator, the Seller, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Originator, the Seller, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     This Certificate shall be a "security" for purposes of Article 8, Section 102(a)(15)(B) of the Uniform Commercial Code and shall be governed by such
Article 8 as in effect in the state of Minnesota from time to time.

     IN WITNESS WHEREOF, Conseco Finance Home Equity Loan Trust 2000-D has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:                                 CONSECO FINANCE HOME EQUITY
        --------------------------        LOAN TRUST 2000-D

                                       By: U.S. BANK TRUST NATIONAL
                                           ASSOCIATION


                                       By:
                                           -------------------------------------
                                           Authorized Officer

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________ the within Certificate for Home Equity Loans, Series 2000-D, and does hereby irrevocably constitute and appoint
______________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:                                 By:
        --------------------------         -------------------------------------
                                           Signature

                                    EXHIBIT D
                                    ---------

                               FORM OF ASSIGNMENT
                               ------------------

     In accordance with the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 2000, among Conseco Finance Securitizations Corp. (the "Seller"), Conseco Finance Corp. (the "Originator"), and U.S. Bank Trust National Association as Trustee (the "Trustee"), the undersigned does hereby transfer, assign, set over and otherwise convey, without recourse, to Conseco Finance Home Equity Loan Trust 2000-D, created by the Agreement, to be held in trust as provided in the Agreement, (i) all right, title and interest in the home equity loans identified in the List of Loans attached to the Agreement and each Subsequent Transfer Instrument (including, without limitation, all related mortgages, deeds of trust and security deeds and any and all rights to receive payments on or with respect to the Loans due after the Cut-off Date, or Subsequent Cut-off Date with respect to Subsequent Loans), (ii) all rights of the Seller under the Transfer Agreement and any Subsequent Transfer Agreement (as defined in the Transfer Agreement), (iii) all rights under any hazard, flood or other individual insurance policy on the real estate securing a Loan for the benefit of the creditor of such Loan, (iv) all rights the Originator may have against the originating lender with respect to Loans originated by a lender other than the Originator, (v) all rights under the Errors and Omissions Protection Policy and the Fidelity Bond as such policy and bond relate to the Loans, (vi) all rights under any title insurance policies, if applicable, on any of the properties securing Loans, (vii) all documents contained in the related Loan Files, (viii) amounts in the Certificate Account and any Capitalized Interest Account, Pre-Funding Account and Undelivered Loan Account (including all proceeds of investments of the funds in Certificate Account) and (ix) all proceeds and products of the foregoing.

     This Assignment is made pursuant to and upon the representations and warranties on the part of the undersigned contained in Article III of the Agreement and no others. All undefined capitalized terms used in this Assignment have the meanings given them in the Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this ____ day of ________________, 2000.


                                        CONSECO FINANCE SECURITIZATIONS CORP.


                                        By:
                                            ------------------------------------
                                            [Name]
                                            [Title]

                                   EXHIBIT E-1
                                   -----------

                         FORM OF CERTIFICATE OF OFFICER
                         ------------------------------


                              CONSECO FINANCE CORP.

     The undersigned certifies that she is a [title] of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company in connection with the Pooling and Servicing Agreement dated as of June 1, 2000 relating to the Conseco Finance Home Equity Loan Trust 2000-D among the Company, Conseco Finance Securitizations Corp. and U.S. Bank Trust National Association, as Trustee (the "Pooling and Servicing Agreement"). All capitalized terms used herein without definition have the respective meanings specified in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement, Underwriting Agreement and Insurance Agreement are referred to in this Certificate collectively as the "Transaction Documents". The undersigned further certifies that:

          (i) attached hereto as Exhibit I is a true and correct copy of the Certificate of Incorporation of the Company, together with all amendments thereto as in effect on the date thereof;

          (ii) attached hereto as Exhibit II is a true and correct copy of the Restated Bylaws of the Company, as amended, as in effect on the date hereof;

          (iii) each of the representations and warranties of the Company contained in Sections 3.02, 3.04 and 3.05 of the Pooling and Servicing Agreement and in Section 2.04 of the Insurance Agreement is, to the best of her knowledge, true and correct on and as of the date hereof;

          (iv) no event with respect to the Company has occurred and is continuing which would constitute a Servicer Termination Event or an event that with notice or lapse of time or both would become a Servicer Termination Event under the Pooling and Servicing Agreement;

          (v) each of the agreements and conditions of the Company to be performed on or before the date hereof pursuant to the Transaction Documents has been performed in all material respects;

          (vi) attached hereto as Exhibit III are true and correct copies of certain resolutions, duly adopted by the Board of Directors of the Company on or prior to the date hereof, which resolutions (i) constitute the only resolutions adopted by the Board of Directors or any committee thereof relating to the subject matter thereof, (ii) have not been amended, modified, annulled or revoked, and (iii) are in full force and effect; and the instruments referred to in said resolutions were executed pursuant thereto and in compliance therewith; and

          (vii) each person who, as an officer of the Company, signed any of the Transaction Documents or any other document delivered prior hereto or on the date hereof in connection with the transactions contemplated thereby was, at the respective times of such signing and delivery, and is now duly elected or appointed, qualified and acting as such officer, and the signatures of such persons appearing on such documents are their genuine signatures.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this ______day of _______________, 2000.


                                       -----------------------------------------
                                       [Name]
                                       [Title]

                                   EXHIBIT E-2
                                   -----------

                         FORM OF CERTIFICATE OF OFFICER
                         ------------------------------


                      CONSECO FINANCE SECURITIZATIONS CORP.

     The undersigned certifies that he is a [title] of Conseco Finance Securitizations Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company in connection with the Pooling and Servicing Agreement dated as of June 1, 2000 relating to the Conseco Finance Home Equity Loan Trust 2000-D, among the Company, Conseco Finance Corp. and U.S. Bank Trust National Association, as Trustee (the "Pooling and Servicing Agreement"). All capitalized terms used herein without definition have the respective meanings specified in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement, Underwriting Agreement and Insurance Agreement are referred to collectively in this Certificate as the "Transaction Documents." The undersigned further certifies that:

          (i) attached hereto as Exhibit I is a true and correct copy of the Articles of Incorporation of the Company, together with all amendments thereto as in effect on the date hereof;

          (ii) attached hereto as Exhibit II is a true and correct copy of the Bylaws of the Company, as amended, as in effect on the date hereof;

          (iii) each of representations and warranties of the Company contained in Section 3.01 of the Pooling and Servicing Agreement and in Section 2.01 of the Insurance Agreement is, to the best of her knowledge, true and correct on and as of the date hereof;

          (iv) no event with respect to the Company has occurred and is continuing which would constitute a Servicer Termination Event or an event that with notice or lapse of time or both would become a Servicer Termination Event under the Pooling and Servicing Agreement;

          (v) each of the agreements and conditions of the Company to be performed on or before the date hereof pursuant to the Transaction Documents have been performed in all material respects.

          (vi) attached hereto as Exhibit III are true and correct copies of certain resolutions, duly adopted by the Board of Directors of the Company on or prior to the date hereof, such resolutions (i) constitute the only resolutions adopted by the Board of Directors or any committee thereof relating to the subject matter thereof, (ii) have not been amended, modified, annulled or revoked, and (iii) are in full force and effect; and the instruments referred to in said resolutions were executed pursuant thereto and in compliance therewith; and


                                      E-2-1

          (vii) each person who, as an officer of the Company, signed any of the Transaction Documents, Underwriting Agreement or any other document delivered prior hereto or on the date hereof in connection with the transactions contemplated thereby was, at the respective times of such signing and delivery, and is now duly elected or appointed, qualified and acting as such officer, and the signatures of such persons appearing on such documents are their genuine signatures.

         IN WITNESS WHEREOF, I have affixed hereunto my signature this _____ day of ______________, 2000.


                                       -----------------------------------------
                                       [Name]
                                       [Title]


                                      E-2-2

                                    EXHIBIT F
                                    ---------

                           FORM OF OPINION OF COUNSEL
                           --------------------------


     The opinion of Briggs and Morgan, Professional Association shall be to the effect that undefined capitalized terms have the meanings set forth in the Pooling and Servicing Agreement):

     1. The Originator is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with corporate power to execute, deliver and perform its obligations under the Pooling and Servicing Agreement, the Transfer Agreement, the Insurance Agreement, the Indemnification Agreement and the Underwriting Agreement (collectively, the "Transaction Documents"). The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota, with corporate power to execute, deliver and perform in its obligations under the Transaction Documents.

     2. The Transaction Documents have been duly authorized by all requisite corporate action, duly executed and delivered by the Originator and the Seller, and constitute the valid and binding obligations of the Originator and the Seller enforceable in accordance with their terms. The Certificates have been duly authorized by all requisite corporate action and, when duly and validly executed by the Trustee in accordance with the Pooling and Servicing Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

     3. No consent, approval, authorization or order of any state or federal court or governmental agency or body is required to be obtained by the Originator or the Seller for the consummation of the transactions contemplated by the Transaction Documents, except such as may be required under blue sky laws under any jurisdiction in connection with the offering of the Certificates by the Underwriters pursuant to the Underwriting Agreement.

     4. The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as now in effect, and the Trust is not required to be registered as an investment company under the Investment Company Act of 1940.

     5. Neither the transfer of the Loans by the Originator to the Seller, nor the assignment of the Originator's security interest in the real estate securing the Loans, nor the issuance or sale of the Certificates, nor the execution and delivery of the Transaction Documents, nor the consummation of any other of the transactions contemplated in the Transaction Documents nor the fulfillment of the terms of the Certificates, the Class C Certificate or the Transaction Documents by the Originator, will conflict with, or result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the Certificate of Incorporation or Restated Bylaws of the Originator or of any indenture or other agreement or instrument known to us to which the Originator is a party or by which it is bound, or result in a violation of, or contravene the terms of any statute, order or regulation, applicable to the Originator, of any court, regulatory body, administrative agency or governmental body having jurisdiction over it.

     6. Neither the transfer of the Loans by the Seller to the Trustee acting on behalf of the Trust, nor the assignment of the Seller's security interest in the real estate securing the Loans, nor the issuance or sale of the Certificates, nor the execution and delivery of the Transaction Documents, nor the consummation of any other of the transactions contemplated in the Transaction Documents, nor the fulfillment of the terms of the Certificates, the Class C Certificate or the Transaction Documents by the Seller, will conflict with, or result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the Articles of Incorporation or Bylaws of the Seller or of any indenture or other agreement or instrument known to us to which the Seller is a party or by which it is bound, or result in a violation of, or contravene the terms of any statute, order or regulation, applicable to the Seller, of any court, regulatory body, administrative agency or governmental body having jurisdiction over it.

     7. There are no actions or proceedings pending, nor to the best of our knowledge, are there any investigations pending or overtly threatened against the Originator or the Seller before any court, administrative agency or other tribunal (A) asserting the invalidity of the Transaction Documents, the Certificates, the Class C Certificate, the hazard or flood insurance policies applicable to any Loans or the Errors and Omissions Protection Policy, (B) seeking to prevent the issuance of the Certificates, the Class C Certificate, or the consummation of any of the transactions contemplated by the Transaction Documents, (C) which is likely materially and adversely to affect the performance by the Originator or the Seller of its obligations under, or the validity or enforceability of, the Transaction Documents, the Certificates or the Class C Certificate or (D) seeking adversely to affect the federal income tax attributes of the Certificates or the Class C Certificate, described in the Prospectus and the Prospectus Supplement under the heading "Federal Income Tax Consequences."

     8. The transfer of the Initial and Additional Loans to the Trust in accordance with Section 2.01 of the Pooling and Servicing Agreement would not be avoidable as a preferential transfer under Section 547 of the United States Bankruptcy Code (11 U.S.C. ss. 547), as in effect on the date hereof, in the event that the Originator became a debtor under the United States Bankruptcy Code.

     9. Pursuant to the Transfer Agreement the Originator has transferred to the Seller all of the Originator's right, title and interest in the Loans, free and clear of any and all other assignments, encumbrances, options, rights, claims, liens or security interests (except tax or possessory liens) that may affect the right of the Seller in and to such Loans, and has delivered the Loan Files to the Trustee (as the Seller's designee) or its custodian. No filing or other action, other than the filing of a financing statement on Form UCC-1 with the Secretary of State of the State of Minnesota identifying the Loans as collateral and naming the Originator as debtor and the Seller as secured party, and the filing of continuation statements as required by the Transfer Agreement, is necessary to perfect as against third parties the assignment of the Loans by the Originator to the Seller. We have separately provided you with our opinion concerning whether such assignment could be recharacterized as a pledge rather than a sale in the event the Originator became a debtor under the United States Bankruptcy Code. However, in the event such assignment were recharacterized as a pledge securing a loan from the Seller to the Originator, it is our opinion that the Seller would be deemed to have a valid and perfected security interest in the Initial and Additional Loans and the proceeds thereof, which security interest would be prior to any other security interest that may be perfected under the Uniform

Commercial Code as in effect in the State of Minnesota and over any "lien creditor" (as defined in Minn. Stat. ss.336.9-301(3)) who becomes such after the Closing Date, except that a subsequent purchaser of any Loan who gives new value and takes possession thereof in the ordinary course of his business would have priority over the Seller's security interest in such Loans, if such purchaser acts without knowledge that such Loan was subject to a security interest. We have assumed for the purposes of this opinion that during the term of the Pooling and Servicing Agreement the Trustee, or its custodian, shall maintain possession of the Loan Files for the purpose of perfecting the assignment to the Seller of the Loans. We express no opinion with respect to the enforceability of any individual Loan or the existence of any claims, rights or other matters in favor of any Obligor.

     10. Pursuant to the Pooling and Servicing Agreement the Seller has transferred to the Trustee acting on behalf of the Trust all of the Seller's right, title and interest in the Loans, free and clear of any and all other assignments, encumbrances, options, rights, claims, liens or security interests (except tax or possessory liens) that may affect the right of the Trustee in and to such Loans, and has delivered the Loan Files to the Trustee or its custodian. No filing or other action, other than the filing of a financing statement on Form UCC-1 with the Secretary of State of the State of Minnesota identifying the Loans as collateral and naming the Seller as debtor and the Trustee as secured party, and the filing of continuation statements as required by the Pooling and Servicing Agreement, is necessary to perfect as against third parties the assignment of the Loans by the Seller to the Trustee. We have separately provided you with our opinion concerning whether such assignment could be recharacterized as a pledge rather than a sale in the event the Seller became a debtor under the United States Bankruptcy Code. However, in the event such assignment were recharacterized as a pledge securing a loan from the Certificateholders to the Seller, it is our opinion that the Trustee would be deemed to have a valid and perfected security interest in the Loans and the proceeds thereof, which security interest would be prior to any other security interest that may be perfected under the Uniform Commercial Code as in effect in the State of Minnesota and over any "lien creditor" (as defined in Minn. Stat. ss.336.9-301(3)) who becomes such after the Closing Date, except that a subsequent purchaser of any Loan, who gives new value and takes possession thereof in the ordinary course of his business would have priority over the Trustee's security interest in such Loan, if such purchaser acts without knowledge that such Loan was subject to a security interest. We have assumed for the purposes of this opinion that during the term of the Pooling and Servicing Agreement the Trustee, or its custodian, shall maintain possession of the Loans for the purpose of perfecting the assignment to the Trustee of the Loans. We express no opinion with respect to the enforceability of any individual Loan or the existence of any claims, rights or other matters in favor of any Obligor.

     11. In reliance upon certain representations and warranties set forth in the Pooling and Servicing Agreement and assuming that the Originator and the Trustee comply with the requirements of the Pooling and Servicing Agreement, including the filing of a proper election to be taxed as a REMIC, as of the date hereof the REMIC created pursuant to the Pooling and Servicing Agreement will qualify as a REMIC. Further, the Certificates will evidence ownership of the "regular interests" in the REMIC and the Class C Certificate will evidence ownership of the single class of "residual interest" in the REMIC. For Minnesota income and franchise tax purposes, and subject to the foregoing assumptions, and the provisions of Minnesota law as of the date hereof, the Trust (excluding the Capitalized Interest Account and the Pre-Funding

Account) will not be subject to tax and the income of the Trust will be taxable to the holders of interests therein, all in accordance with the provisions of the Code concerning REMICs. Moreover, ownership of Certificates will not be a factor in determining whether such owner is subject to Minnesota income and franchise taxes. Therefore, if the owner of Certificates is not otherwise subject to Minnesota income or franchise taxes in the State of Minnesota, such owner will not become subject to such Minnesota taxes solely by virtue of owning Certificates.

     12. The transfer of the Initial and Additional Loans and the proceeds thereof by the Seller to the Trustee on the date hereof pursuant to the Pooling and Servicing Agreement would not be avoidable as a fraudulent transfer under the Uniform Fraudulent Transfer Act as in effect in Minnesota on the date hereof (Minn. Stat. ss.ss. 513.41 through 513.51), nor, should the Seller become a debtor under the United States Bankruptcy Code, as a fraudulent transfer under
Section 548 of the United States Bankruptcy Code (11 U.S.C. ss. 548) as in effect on the date hereof.

                                    EXHIBIT G
                                    ---------

                        FORM OF TRUSTEE'S ACKNOWLEDGMENT
                        --------------------------------

     U.S. Bank Trust National Association, a national banking association organized under the laws of the United States, acting as trustee (the "Trustee") of Conseco Finance Home Equity Loan Trust 2000-D (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of June 1, 2000 among Conseco Finance Corp. (the "Originator"), Conseco Finance Securitizations Corp. (the "Seller") and the Trustee (the "Agreement") (all capitalized terms used herein without definition having the respective meanings specified in the Agreement) acknowledges, pursuant to Section 2.04 of the Agreement, that the Trustee has received the following: (i) all right, title and interest in the home equity loans identified in the List of Loans attached to the [Agreement] [Subsequent Transfer Instrument of even date herewith] (the "Loans"), including, without limitation, all related mortgages and deeds of trust and any and all rights to receive payments on or with respect to the Loans (due after the [Cut-off Date] [Subsequent Cut-off Date]), (ii) all rights under any hazard, flood or other individual insurance policy on the real estate securing a Loan for the benefit of the creditor of such Loan, (iii) all rights the Originator may have against the originating lender with respect to Loans originated by a lender other than the Originator, (iv) all rights under the Errors and Omissions Protection Policy and the Fidelity Bond as such policy and bond relate to the Loans, (v) all rights under any title insurance policies, if applicable, on any of the properties securing the Loans (vi) all documents contained in the Loan Files, [(vii) amounts in the Certificate Account, the Capitalized Interest Account, the Undelivered Loan Account and the Pre-Funding Account (including all proceeds of investments of funds in the Certificate Account, (viii) the Certificate Insurance Policy, (ix) all rights of the Seller under the Transfer Agreement, and (x) all proceeds and products of the foregoing; and declares that, directly or through a Custodian, it will hold all Loan Files that have been delivered in trust, upon the trusts set forth in the Agreement for the use and benefit of all Certificateholders and the holders of the Class C Certificate.

     [From Trustee or Custodian as applicable.] The [Trustee] acknowledges that it has conducted a review of the Loan Files and hereby confirms that except as noted on the document exception listing attached hereto, each Loan File contained (a) an original promissory note, duly endorsed in blank or in the name of the Trustee, (b) with respect to each Loan, an original or a copy of the mortgage or deed of trust or similar evidence of a lien on the related improved real estate, (c) in the case of Loans originated by a lender other than the Originator, an original or a copy of an assignment of the mortgage, deed of trust or similar evidence of a lien by the originating lender to the Originator,
(d) an assignment of the mortgage, deed of trust or similar evidence of a lien in recordable form to the Trustee or in blank, and (e) any extension, modification or waiver agreement(s). The [Trustee] has not otherwise reviewed the Loans and Loan Files for compliance with the terms of the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, U.S. Bank Trust National Association as Trustee has caused this acknowledgment to be executed by its duly authorized officer as of this___, day of, ______,2000.

                                       U.S. BANK TRUST NATIONAL ASSOCIATION,
                                       as Trustee


                                       By:
                                           -------------------------------------
                                           [Name]
                                           [Title]

                                    EXHIBIT H
                                    ---------

                    FORM OF CERTIFICATE OF SERVICING OFFICER
                    ----------------------------------------

                              Conseco Finance Corp.

     I, _____________________, hereby certify that I am a [title] of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such I am duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 2000 between the Company, Conseco Finance Securitizations Corp. and U.S. Bank Trust National Association, as Trustee of Conseco Finance Home Equity Loan Trust 2000-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

          1. The Monthly Report for the period from _______to ________attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

          2. As of the date hereof, no Servicer Termination Event or event that with notice or lapse of time or both would become a Servicer Termination Event has occurred.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this ___ day of__________, ____________.

                                       CONSECO FINANCE CORP.


                                       By:
                                           -------------------------------------
                                            [Name]
                                            [Title]

                                    EXHIBIT I
                                    ---------

                           FORM OF CLASS C CERTIFICATE
                           ---------------------------


     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE. THIS CERTIFICATE MAY ONLY BE TRANSFERRED TO A PERMITTED TRANSFEREE (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN); ANY SUCH TRANSFER MUST ALSO SATISFY THE OTHER REQUIREMENTS OF SECTION 9.02 OF SUCH POOLING AND SERVICING AGREEMENT.

     BY ACCEPTANCE OF THIS CERTIFICATE, THE PURCHASER OF THE CERTIFICATE OR ANY INTEREST HEREIN BY, ON BEHALF OF OR WITH PLAN ASSETS OF ANY EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THAT IS DESCRIBED IN SECTION 4975(e)(1) OF THE CODE (EACH, A "PLAN") ACKNOWLEDGES THAT EITHER THE CERTIFICATEHOLDER HAS DELIVERED TO THE ORIGINATOR AND THE TRUSTEE AT ITS OWN EXPENSE AN OPINION OF COUNSEL (SATISFACTORY TO THE ORIGINATOR AND THE TRUSTEE) THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE ORIGINATOR OR THE SERVICER TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, OR, IF NO SUCH OPINION IS DELIVERED, IS DEEMED TO REPRESENT TO THE TRUSTEE, THE ORIGINATOR AND THE SERVICER EITHER (I) THAT THE PERSON ACQUIRING THE CERTIFICATE IS NEITHER A PLAN, NOR ACTING ON BEHALF OF A PLAN, SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE, OR (II) THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO

BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE ORIGINATOR OR THE SERVICER TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Class C                                No.
(Subordinate)

Cut-off Date:                          Percentage Interest: 100%
As defined in the Pooling
and Servicing Agreement
dated June 1, 2000

First Payment Date:
July 17, 2000


                CERTIFICATE FOR HOME EQUITY LOANS, SERIES 2000-D

  Original Aggregate Certificate Principal Balance of the Trust: $1,000,000,000
                                                                  -------------

     This certifies that Green Tree Finance Corp.--Two is the registered owner of the residual interest represented by this Certificate, and entitled to certain distributions out of Conseco Finance Home Equity Loan Trust 2000-D (the "Trust"), which includes among its assets a pool of closed-end home equity loans (the "Loans") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Loans and any and all rights to receive payments due on the Loans after the applicable Cut-off Date). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of June 1, 2000, among Conseco Finance Corp., as Servicer (the "Originator"), Conseco Finance Securitizations Corp., as Seller (the "Seller") and U.S. Bank Trust National Association, as Trustee of the Trust (the "Trustee"). This Class C Certificate is described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Class C Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing in July 2000, so long as the Agreement has not been terminated, by check to the registered Class C Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the difference between (A) the Amount Available, and (B) the sum of the amounts distributed pursuant to clauses (1) through (16) of Section 8.04(b) of the Agreement. The final scheduled Payment Date of this Class C Certificate is October 15, 2031 or the next succeeding Business Day if such October 15 is not a Business Day.

     The Class C Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Class

C Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Class C Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Class C Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     No transfer of this Certificate or any interest herein to any employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or that is described in Section 4975(e)(1) of the Code or to any person or entity purchasing on behalf of, or with assets of, such an employee benefit plan (each, a "Plan") will be registered unless the transferee, at its expense, delivers to the Originator and the Trustee an opinion of counsel (satisfactory to the Originator and the Trustee) that the purchase and holding of this Certificate by such Plan will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator or the Servicer to any obligation or liability in addition to those undertaken in the Agreement. Unless such opinion is delivered, each person acquiring this Certificate will be deemed to represent to the Trustee, the Originator and the Servicer either (i) that such person is neither a Plan, nor acting on behalf of a Plan, subject to ERISA or to Section 4975 of the Code, or (ii) that the purchase and holding of this Certificate by such Plan will not result in the assets of the Trust being deemed to be Plan assets and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator or the Servicer to any obligation or liability in addition to those undertaken in the Agreement.

     This Class C Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Class C Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Class C Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Class C Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon a new Class C Certificate evidencing the same Class C Certificate will be issued to the designated transferee or transferees.

     The Originator, the Seller, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Originator, the Seller, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Class C Certificate is registered as the owner hereof for all purposes, and neither the Originator, the Seller, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The holder of this Class C Certificate, by acceptance hereof, agrees that, in accordance with the requirements of Section 860D(b)(1) of the Code, the federal tax return of the Trust for its first taxable year shall provide that the Trust elects to be treated as a "real estate mortgage investment conduit" (a "REMIC") under the Code for such taxable year and all subsequent taxable years. The Certificates shall be "regular interests" in the REMIC and the Class C Certificate shall be the "residual interest" in the REMIC. In addition, the holder of this Class C Certificate, by acceptance hereof, (i) agrees to file tax returns consistent with and in accordance with any elections, decisions or other reports made or filed with regard to federal, state or local taxes on behalf of the Trust, and (ii) agrees to cooperate with the Originator in connection with examinations of the Trust's affairs by tax authorities, including administrative and judicial proceedings, and (iii) makes the additional agreements, designations and appointments, and undertakes the responsibilities, set forth in
Section 6.06 of the Agreement.

     This Certificate shall be a "security" for purposes of Article 8, Section 102(a)(15)(B) of the Uniform Commercial Code and shall be governed by such
Article 8 as in effect in the state of Minnesota from time to time.

     IN WITNESS WHEREOF, Conseco Finance Home Equity Loan Trust 2000-D has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:                                 CONSECO FINANCE HOME EQUITY
        --------------------------        LOAN TRUST 2000-D

                                       By: U.S. BANK TRUST NATIONAL
                                           ASSOCIATION


                                       By:
                                           -------------------------------------
                                           Authorized Officer

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________ the within Certificate for Home Equity Loans, Series 2000-D, and does hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:                                 By:
        --------------------------         -------------------------------------
                                           Signature

                                   EXHIBIT J-1
                                   -----------

                 FORM OF CERTIFICATE REGARDING REPURCHASED LOANS
                 -----------------------------------------------


                              Conseco Finance Corp.

     I, __________________________, hereby certify that I am a [title] of
Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such I am duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Sections 3.06 and 8.05 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 2000 among the Company, Conseco Finance Securitizations Corp. and U.S. Bank Trust National Association, as Trustee of Conseco Finance Home Equity Loan Trust 2000-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

          1. The Loans on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Section 3.06 of the Agreement.

          2. Upon deposit of the Repurchase Price for such Loans, such Loans may, pursuant to Section 8.05 of the Agreement, be assigned by the Trustee to the Company.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this _______ day of _____________, 2000.

                                       CONSECO FINANCE CORP.


                                       By:
                                           -------------------------------------
                                           [Name]
                                           [Title]


                                      J-1-1

                                   EXHIBIT J-2
                                   -----------

                 FORM OF CERTIFICATE REGARDING REPURCHASED LOANS
                 -----------------------------------------------

                              Conseco Finance Corp.

     I, __________________________, hereby certify that I am a [title] of
Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such I am duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Sections 3.06(b) and 8.05 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 2000 among the Company, Conseco Finance Securitizations Corp. and U.S. Bank Trust National Association, as Trustee of Conseco Finance Home Equity Loan Trust 2000-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

          1. The Loan and Loan File for each such Eligible Substitute Loan have been delivered to [the Trustee] [the Custodian].

          2. The Loans on the attached schedule are to be substituted on the date hereof pursuant to Section 3.06(b) of the Agreement and each such Loan is an Eligible Substitute Loan [description, as to each Loan, as to how it satisfies the definition of "Eligible Substitute Loan"].

          3. The UCC-1 financing statements in respect of the Loans to be substituted, in the form required by Section 3.05(b)(iii) of the Agreement, have been filed with the appropriate offices.

          4. The requirements of Section 3.06(b) of the Agreement have been met with respect to each such Eligible Substitute Loan.

          5. There has been deposited in the Certificate Account the amounts listed on the schedule attached hereto as the amount by which the Scheduled Principal Balance of each Replaced Loan exceeds the Scheduled Principal Balance of each Loan being substituted therefor.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this ______ day of _____________________, ____________.

                                       CONSECO FINANCE CORP.

                                       By:
                                           -------------------------------------
                                           [Name]
                                           [Title]


                                      J-2-1

                                   EXHIBIT J-3
                                   -----------

          FORM OF CERTIFICATE REGARDING SUBSTITUTION FOR PREPAID LOANS
          ------------------------------------------------------------


                              Conseco Finance Corp.

     I, ________________________, hereby certify that I am a [title] of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such I am duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 2.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 2000 among the Company, Conseco Finance Securitizations Corp. and U.S. Bank Trust National Association, as Trustee of Conseco Finance Home Equity Loan Trust 2000-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

          1. The Loan and Loan File for each such Eligible Substitute Loan have been delivered to [the Trustee] [the Custodian].

          2. The Loans on the attached schedule are to be substituted on the date hereof pursuant to Section 2.06 of the Agreement and each such Loan is an Eligible Substitute Loan [description, as to each Loan, as to how it satisfies the definition of "Eligible Substitute Loan"].

          3. The UCC-1 financing statements in respect of the Loans to be substituted, in the form required by Section 2.06(iii) of the Agreement, have been filed with the appropriate offices.

          4. The requirements of Section 2.06 of the Agreement have been met with respect to each such Eligible Substitute Loan.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this ______ day of _______________, ____________.

                                       CONSECO FINANCE CORP.

                                       By:
                                           -------------------------------------
                                           [Name]
                                           [Title]


                                      J-3-1

                                    EXHIBIT K

                          FORM OF REPRESENTATION LETTER


U.S. Bank Trust National Association
180 East Fifth Street
St. Paul, Minnesota 55101

Conseco Finance Corp.
1100 Landmark Towers
345 St. Peter Street
St. Paul, Minnesota 55102-1639

         Re:      Certificates for Home Equity Loans, Series 2000-D, Class C

         The undersigned purchaser (the "Purchaser") understands that the purchase of the above-referenced certificates (the "Certificates") may be made only by institutions which are "Accredited Investors" under Regulation D, as promulgated under the Securities Act of 1933, as amended (the "1933 Act"), which includes banks, savings and loan associations, registered brokers and dealers, insurance companies, investment companies, and organizations described in
Section 501(c)(3) of the Internal Revenue Code, corporations, business trusts and partnerships, not formed for the specific purpose of acquiring the Certificates offered, with total assets in excess of $5,000,000. The undersigned represents on behalf of the Purchaser that the Purchaser is an "Accredited Investor" within the meaning of such definition. The Purchaser is urged to review carefully the responses, representations and warranties it is making herein.

Representations and Warranties
------------------------------

         The Purchaser makes the following representations and warranties in order to permit the Trustee, Conseco Finance Corp., and _______________ to determine its suitability as a purchaser of Certificates and to determine that the exemption from registration relied upon by Conseco Finance Corp. under
Section 4(2) of the 1933 Act is available to it.

         1. The Purchaser understands that the Certificates have not been and will not be registered under the 1933 Act and may be resold (which resale is not currently contemplated) only if registered pursuant to the provisions of the 1933 Act or if an exemption from registration is available, that Conseco Finance Corp. is not required to register the Certificates and that any transfer must comply with Section 9.02 of the Pooling and Servicing Agreement relating to the Certificates.

         2. The Purchaser will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Certificates.

         3. The Purchaser is a sophisticated institutional investor and has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of its investment in the Certificates and is able to bear the economic risk of such investment. The

Purchaser has reviewed the Prospectus Supplement dated June 1, 2000, to the Prospectus dated June 1, 2000 (the "Prospectus") with respect to the Certificates, and has been given such information concerning the Certificates, the underlying home equity loans and Conseco Finance Corp. as it has requested.

         4. The Purchaser is acquiring the Certificates as principal for its own account (or for the account of one or more other institutional investors for which it is acting as duly authorized fiduciary or agent) for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Purchaser's property shall at all times be and remain within its control.

         5.       The Purchaser either (check one box):

                  |_| is not, and is not acting on behalf of or with assets of, an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or

                  |_| has provided the Trustee and Servicer with the opinion of counsel described in Section 9.02(b)(2) of the Pooling and Servicing Agreement, or

                  |_| acknowledges that it is deemed to make the representation set forth in Section 9.02(b)(2) of the Pooling and Servicing Agreement.

         6. The Purchaser understands that such Certificate will bear a legend substantially as set forth in the form of Certificate included in the Pooling and Servicing Agreement.

         7. The Purchaser, as holder of the Class C Certificate, acknowledges
(i) it may incur tax liabilities in excess of any cash flows generated by the interest and (ii) it intends to pay the taxes associated with holding the Class C Certificate as they become due.

         8. The Purchaser agrees that it will obtain from any purchaser of the Certificates from it the same representations, warranties and agreements contained in the foregoing paragraphs 1 through 7 and in this paragraph 8. The representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned. If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.

Executed at                  ,                   , this        day of          .
           ------------------ -------------------       -------       ---------

                                                     Purchaser's Name (Print)

                                                     By:
                                                        ------------------------
                                                        Signature

                                                        Its:
                                                            --------------------


                                                     Address of Purchaser


                                                     Purchaser's Taxpayer
                                                     Identification Number

                                    EXHIBIT L

                      LIST OF INITIAL AND ADDITIONAL LOANS


                                [To Be Supplied]

                                    EXHIBIT M
                                    ---------

                             FORM OF MONTHLY REPORT
                             ----------------------

                CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-D

Payment Date:
             ----------------------


1.       Amount Available
                                                                      ----------
2.       Formula Principal Distribution Amount:
                                                                      ----------

         (a)      Scheduled principal
                                                                      ----------
         (b)      Principal Prepayments
                                                                      ----------
         (c)      Liquidated Loans
                                                                      ----------
         (d)      Repurchases
                                                                      ----------
         (e)      Previously undistributed (a)-(d) amounts
                                                                      ----------
         (f)      Pre-Funded Amount, if any
                  (only on Post-Funding Payment Date)
                                                                      ----------

3.       Monthly Servicing Fee (if Originator or subsidiary
         is not Servicer)
                                                                      ----------

4.       Insured Payment
                                                                      ----------

5.       Premium Amount
                                                                      ----------

6.       Backup Servicer Fees and Servicer reimbursement

Class A Certificates
--------------------

         Interest

7.       Aggregate current interest

         (a)      Class A-1 Pass-Through Rate (7.52%)
                                                                      ----------
         (b)      Class A-1 Interest
                                                                      ----------
         (c)      Class A-2 Pass-Through Rate (7.67%)
                                                                      ----------
         (d)      Class A-2 Interest
                                                                      ----------
         (e)      Class A-3 Pass-Through Rate (7.89%)
                                                                      ----------
         (f)      Class A-3 Interest
                                                                      ----------
         (g)      Class A-4 Pass-Through Rate (8.17%)
                                                                      ----------
         (h)      Class A-4 Interest
                                                                      ----------
         (i)      Class A-5 Pass-Through Rate (8.41%)
                                                                      ----------
         (j)      Class A-5 Interest
                                                                      ----------

8.       Amount applied to Unpaid Class A Interest Shortfall
                                                                      ----------

9.       Remaining Unpaid Class A Interest Shortfall
                                                                      ----------

Class B-1 Certificates
----------------------

10.      Amount Available less all preceding
         distributions and Insured Payment
                                                                      ----------

         Interest on Class B-1 Adjusted Principal Balance

11.      Class B-1 Adjusted Principal Balance
                                                                      ----------

         Current Interest

         (a)      Class B-1 Pass-Through Rate (11.26%) (or the
                  Weighted Average Loan Rate, if less)
                                                                      ----------
         (b)      Class B-1 Interest
                                                                      ----------

12.      Amount applied to Unpaid Class B-1 Interest Shortfall
                                                                      ----------

13.      Remaining Unpaid Class B-1 Interest Shortfall
                                                                      ----------

Class B-2 Certificates
----------------------

14.      Amount Available less all preceding
         distributions and Insured Payment
                                                                      ----------

         Interest on Class B-2 Adjusted Principal Balance

15.      Class B-2 Adjusted Principal Balance
                                                                      ----------

         Current Interest

         (a)      Class B-2 Pass-Through Rate (11.30%) (or the
                  Weighted Average Loan Rate, if less)
                                                                      ----------
         (b)      Class B-2 Interest
                                                                      ----------

16.      Amount applied to Unpaid Class B-2 Interest Shortfall
                                                                      ----------

17.      Remaining Unpaid Class B-2 Interest Shortfall
                                                                      ----------

         Principal

18.      Senior Enhancement Percentage
         A fraction, expressed as a percentage,
                                                                      ----------

         (a)      the numerator of which is the excess of (A) the
                  Pool Scheduled Principal Balance over (B) the
                  Class A Principal Balance
                                                                      ----------
         (b)      the denominator of which is the Pool Scheduled
                  Principal Balance
                                                                      ----------

19.      Trigger Event

         (a)      Average Ninety-Day Delinquency Ratio Test
                  (to be satisfied, line (ii) may not exceed line
                  (iii))

                  (i)      Ninety-Day Delinquency Ratio for current
                           Payment Date
                                                                      ----------
                  (ii)     Arithmetic average of Average Ninety-Day
                           Delinquency Ratios for current and two
                           preceding months
                                                                      ----------
                  (iii)    48.5% of the Senior Enhancement Percentage
                                                                      ----------

         (b) Cumulative Realized Losses Test (to be satisfied, line (ii) may not exceed 3.65% from July 2003 through June 2004 Payment Dates, 4.75% from July 2004 through June 2005 Payment Dates, 5.50% from July 2005 through June 2007 Payment Dates, and 6.00% thereafter)

                  (i)      Cumulative Realized Losses for
                           current Payment Date
                                                                      ----------
                  (ii)     Cumulative Realized Losses as a percentage
                           of Cut-off Date Pool Principal Balance
                                                                      ----------

         (c) Rolling Loss Test (to be satisfied, line (iii) must be less than 2.50% for July 2003 through June 2004 Payment Dates, 3.00% for July 2004 through June 2006 Payment Dates, 2.00% for July 2006 through June 2007 Payment Dates, 1.00% thereafter)

                  (i)      Realized Losses for current Payment Date
                  (ii)     Realized Losses for current and preceding
                           11 Payment  Dates
                  (iii)    Line (ii) as a percentage of Pool
                           Scheduled Principal Balance on earliest
                           of 12 Payment Dates referred to on line
                           (ii)

20.      Overcollateralization Trigger Event
         Exists if:

         (a)      Arithmetic average of Ninety-Day Delinquency
                  Ratios for current and two preceding months
                  (line 19(a)(ii), above) exceeds 50.0% of the Senior Enhancement Percentage, or
                                                                      ----------

         (b)      Cumulative Realized Losses as a percentage of
                  Cut-off Date Pool Principal Balance (line
                  19(b)(ii), above) exceeds 1.95% from July 2000
                  through June 2001 Payment Dates, 2.70% from June
                  2001 through June 2002 Payment Dates, 4.65% from
                  July 2002 through June 2003 Payment Dates, 5.50%
                  from July 2003 through June 2004 Payment Dates,
                  5.75% from July 2004 through June 2007, 6.25%
                  thereafter, or
                                                                      ----------

         (c)      Realized Losses as a percentage of Pool Scheduled
                  Principal Balance at beginning of 12 month period
                  (line 19(c)(ii), above), equals or exceeds 1.25%
                  from July 2000 through June 2002 Payment Dates,
                  1.75% from July 2002 through June 2003 Payment
                  Dates, 2.75% from July 2003 through June 2004
                  Payment Dates, 3.25% from July 2004 through June
                  2006 Payment Dates, 2.25% from July 2006 through
                  June 2007 Payment Dates, 1.25% thereafter
                                                                      ----------

Class A Certificates

21.      Amount Available less all preceding distributions
                                                                      ----------

22.      Class A Formula Principal Distribution Amount:/1/

         (a)      Class A-1
                                                                      ----------
         (b)      Class A-2
                                                                      ----------
         (c)      Class A-3
                                                                      ----------
         (d)      Class A-4
                                                                      ----------
         (e)      Class A-5
                                                                      ----------

23.      (a)      Class A-1 Principal Balance
                                                                      ----------
         (b)      Class A-2 Principal Balance
                                                                      ----------

------------------------

          /1/ If a Class A Principal Deficiency Amount exists, the remaining Amount Available is to be distributed pro rata to each Class of Class A Certificate based on the Class A Principal Balance. If no Class A Principal Deficiency Amount exists, but the remaining Amount Available is less than the Class A Formula Principal Distribution Amount, then such remaining Amount Available is to be distributed pro rata to each Class of Class A Certificate based on the amount distributable had such remaining Amount Available not been less than the Class A Formula Principal Distribution Amount.

         (c)      Class A-3 Principal Balance
                                                                      ----------
         (d)      Class A-4 Principal Balance
                                                                      ----------
         (e)      Class A-5 Principal Balance
                                                                      ----------

24.      Amount, if any, by which Class A Formula Principal
         Distribution Amount exceeds amounts distributed
         pursuant to item 23, above
                                                                      ----------

25.      Amount Available less all preceding distributions
                                                                      ----------

26.      Reimbursement Amount to Certificate Insurer
                                                                      ----------

Class B-1 Certificates
----------------------

27.      Amount Available less all preceding
         distributions
                                                                      ----------

         Principal

28.      Class B-1 principal distribution
                                                                      ----------

29.      Class B-1 Principal Balance
                                                                      ----------

30.      Amount, if any, by which Class B-1 Formula Principal
         Distribution Amount exceeds Class B-1 Principal
         Distribution Amount
                                                                      ----------

         Liquidation Loss Interest

31.      Amount applied to Class B-1 Liquidation Loss Interest Amount
                                                                      ----------

32.      Class B-1 Liquidation Loss Interest Shortfall
                                                                      ----------

33.      Amount applied to Unpaid Class B-1 Liquidation Loss
         Interest Shortfall
                                                                      ----------

34.      Remaining Unpaid Class B-1 Liquidation Loss
         Interest Shortfall
                                                                      ----------

35.      Monthly Servicing Fee (if Originator or subsidiary is not
         Servicer) (Portion Not Paid Under (3), Above)
                                                                      ----------

Class B-2 Certificates
----------------------

36.      Amount Available less all preceding
         distributions
                                                                      ----------

         Principal

37.      Class B-2 principal distribution
                                                                      ----------
36.      Class B-2 Principal Balance
                                                                      ----------

38.      Amount, if any, by which Class B-2 Formula Principal
         Distribution Amount exceeds Class B-2 Principal
         Distribution Amount
                                                                      ----------

         Liquidation Loss Interest

39.      Amount applied to Class B-2 Liquidation Loss Interest Amount
                                                                      ----------

40.      Class B-2 Liquidation Loss Interest Shortfall
                                                                      ----------

41.      Amount applied to Unpaid Class B-2 Liquidation Loss
         Interest Shortfall
                                                                      ----------

42.      Remaining Unpaid Class B-2 Liquidation Loss
         Interest Shortfall
                                                                      ----------

Overcollateralization Distribution Amount (on or after July 2001 Payment Date)
43.      Class [A-1] [A-2] [A-3] [A-4] [A-5] [B-1]
                                                                      ----------

44.      Monthly Servicing Fee (if Originator or subsidiary is
         Servicer)
                                                                      ----------

45.      Reimbursement for unreimbursed Advances, Liquidation
         Expenses, Maintenance Expenses
                                                                      ----------

46.      Additional Principal Distribution Amount
                                                                      ----------

         (a)      Class A-1
                                                                      ----------
         (b)      Class A-2
                                                                      ----------
         (c)      Class A-3
                                                                      ----------
         (d)      Class A-4
                                                                      ----------
         (e)      Class A-5
                                                                      ----------
         (f)      Class B-1
                                                                      ----------
         (g)      Class B-2
                                                                      ----------

47.      Monthly Servicing Fee (if Originator or subsidiary is not
         Servicer) (Portion Not Paid Under (3), Above)
                                                                      ----------

Class A and Class B Certificates
--------------------------------

48.      Pool Scheduled Principal Balance
                                                                      ----------

49.      Pool Factor
                                                                      ----------

50.      Loans Delinquent:
         30 - 59 days
                                                                      ----------
         60 - 89 days
                                                                      ----------
         90 or more days
                                                                      ----------

51.      Principal Balance of Defaulted Loans
                                                                      ----------

52.      Loans granted Extensions

         (a)      Aggregate unpaid principal balance
                                                                      ----------
         (b)      Number
                                                                      ----------

53.      Liquidated Loans

         (a)      Number
                                                                      ----------
         (b)      Aggregate unpaid principal balance
                                                                      ----------
         (c)      REO
                                                                      ----------
         (d)      Net Liquidation Loss
                                                                      ----------

54.      Number of Loans Remaining
                                                                      ----------

55.      Pre-Funded Amount
                                                                      ----------

56.      Reimbursement of Class C Certificateholder expenses
                                                                      ----------

57.      Prepayment Charges

         (a)      collected
                                                                      ----------
         (b)      waived [identify by Loan]
                                                                      ----------

58.      Overcollateralization Amount
                                                                      ----------
59.      Target Overcollateralization Amount
                                                                      ----------

Class C Certificate
-------------------

60.      Class C Distribution Amount
                                                                      ----------

61.      Servicer Termination Trigger Event
         Exists if:

         (a)      Arithmetic average of Ninety-Day Delinquency
                  Ratios for current and two preceding months (line
                  19(a)(ii) above), exceeds 52.0% of the Senior
                  Enhancement Percentage, or
                                                                      ----------

         (b)     Cumulative Realized Losses as a percentage of
                 Cut-off Date Pool Principal Balance (line
                 19(b)(ii), above), exceeds 2.25% from July 2000
                 through June 2001 Payment Dates, 3.00% from July
                 2001 through June 2002 Payment Dates, 4.25% from
                 July 2002 through June 2003 Payment Dates, 4.75%
                 from July 2003 through June 2004 Payment Dates,
                 5.25% from July 2004 through June 2005, 6.00%
                 thereafter, or
                                                                      ----------

         (c)      Realized Losses as a percentage of Pool Scheduled
                  Principal Balance (line 19(c)(ii), above), equals
                  or exceeds 1.50% for July 2000 through June 2002
                  Payment Dates, 2.00% for July 2002 through June
                  2003 Payment Dates, 3.00% for July 2003 through
                  June 2004 Payment Dates, 3.50% for July 2004
                  through June 2006 Payment Dates, 2.50% for July
                  2006 through June 2007 Payment Dates, 1.50%
                  thereafter
                                                                      ----------

         Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 224-0444 with any questions regarding this Statement or your Distribution.

                                    EXHIBIT N
                                    ---------

                             FORM OF ADDITION NOTICE
                             -----------------------


                                                                          , 2000

U.S. Bank Trust National Association
180 East Fifth Street
St. Paul, MN  55101

          Re: Pooling and Servicing Agreement (the "Agreement"), dated as of June 1, 2000, among Conseco Finance Corp. (the "Originator"), Conseco Finance Securitizations Corp. (the "Seller") and U.S. Bank Trust National Association as Trustee (the "Trustee") relating to Certificates for Home Equity Loans, Series 2000-D

Ladies and Gentlemen:

         Capitalized terms not otherwise defined in this Notice have the meanings given them in the Agreement. The Seller hereby notifies the Trustee of an assignment to the Trust of Subsequent Loans on the date and in the amounts set forth below:

         Subsequent Transfer Date:
                                   -----------------------------

         Cut-off Date Principal Balance of Subsequent Loans to be assigned to Trust on Subsequent Transfer Date: $________________.

         Please acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.

                                                 Very truly yours,

                                                 CONSECO FINANCE SECURITIZATIONS
CORP.


                                                 By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

ACKNOWLEDGED AND AGREED:

U.S. BANK TRUST NATIONAL ASSOCIATION


By:
   ---------------------------------
Name:
Title:

                                    EXHIBIT O
                                    ---------

                     FORM OF SUBSEQUENT TRANSFER INSTRUMENT
                     --------------------------------------


         In accordance with the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 2000, among Conseco Finance Corp. (the "Originator"), Conseco Finance Securitizations Corp. (the "Seller") and U.S. Bank Trust National Association as Trustee (the "Trustee"), the Seller does hereby transfer, assign, set over and otherwise convey, without recourse, to Conseco Finance Home Equity Loan Trust 2000-D, created by the Agreement, to be held in trust as provided in the Agreement, (i) all right, title and interest in the home equity loans identified in the List of Loans attached hereto (each a "Subsequent Loan"), including, without limitation, all related mortgages, deeds of trust, security deeds and any and all rights to receive payments on or with respect to the Subsequent Loans (excluding principal due before the Subsequent Cut-off Date), (ii) all rights under any hazard, flood or other individual insurance policy on the real estate securing a Subsequent Loan for the benefit of the creditor of such Loan, (iii) all rights the Originator may have against the originating lender with respect to the Subsequent Loans originated by a lender other than the Originator, (iv) all rights under the Errors and Omissions Protection Policy and the Fidelity Bond as such policy and bond relate to the Subsequent Loans, (v) all rights under any title insurance policies, if applicable, on any of the properties securing Subsequent Loans, (vi) all documents contained in the related Loan Files, (vii) all rights of the Seller under the Subsequent Transfer Agreement of even date herewith between the Seller and the Originator, and (viii) all proceeds and products of the foregoing.

         This Assignment is made pursuant to and upon the representation and warranties on the part of the undersigned contained in Section 2.03 and Article III of the Agreement and no others. All undefined capitalized terms used in this Assignment have the meanings given them in the Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this ____ day of ______________, 2000.

                                           CONSECO FINANCE SECURITIZATIONS CORP.


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                    EXHIBIT P
                                    ---------

               FORM OF OFFICER'S CERTIFICATE (SUBSEQUENT TRANSFER)
               ---------------------------------------------------

                      CONSECO FINANCE SECURITIZATIONS CORP.

      I, ____________________, hereby certify that I am a [title] of Conseco Finance Securitizations Corp., a Delaware corporation (the "Seller"), and that as such I am duly authorized to execute and deliver this certificate on behalf of the Seller in connection with the Pooling and Servicing Agreement dated as of June 1, 2000 (the "Agreement") among the Seller, Conseco Finance Corp. (the "Originator") and U.S. Bank Trust National Association as Trustee. All capitalized terms used herein without definition have the respective meanings specified in the Agreement. The undersigned further certifies that:

      1. This Certificate is delivered in connection with the sale to the Trust on __________ (the "Subsequent Transfer Date") of Loans (the "Subsequent Loans") identified in the List of Loans attached to the Subsequent Transfer Instrument of even date herewith.

      2. As of the Subsequent Transfer Date, all representations and warranties in Section 3.01 of the Agreement are true and correct and all representations and warranties in Section 3.03 of the Agreement with respect to the Subsequent Loans are true to the best of his knowledge.

      3. All conditions precedent to the sale of the Subsequent Loans to the Trust under Section 2.03 of the Agreement have been satisfied.

      IN WITNESS WHEREOF, I have affixed hereunto my signature this ____ day of _________________, 2000.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                       P-1